[SCUDDER INVESTMENTS LOGO]

Report

Scudder Variable Life
Investment Fund

Annual Report
December 31, 2000

An open-end management investment company that offers shares of beneficial interest in nine types of diversified portfolios.

Contents
--------------------------------------------------------------------------------

     3   Letter from the Fund's President

Money Market Portfolio

     4   Portfolio Management Discussion
     5   Investment Portfolio
     6   Financial Statements
     8   Financial Highlights

Bond Portfolio

     9   Portfolio Management Discussion
    10   Portfolio Summary
    11   Investment Portfolio
    14   Financial Statements
    16   Financial Highlights

Balanced Portfolio

    17   Portfolio Management Discussion
    18   Portfolio Summary
    19   Investment Portfolio
    25   Financial Statements
    28   Financial Highlights

Growth and Income Portfolio

    29   Portfolio Management Discussion
    30   Performance Update
    31   Portfolio Summary
    32   Investment Portfolio
    36   Financial Statements
    39   Financial Highlights

Capital Growth Portfolio

    40   Portfolio Management Discussion
    41   Performance Update
    42   Portfolio Summary
    43   Investment Portfolio
    46   Financial Statements
    49   Financial Highlights

Large Company Growth Portfolio

    50   Portfolio Management Discussion
    51   Performance Update
    52   Portfolio Summary
    53   Investment Portfolio
    56   Financial Statements
    59   Financial Highlights

21st Century Growth Portfolio (formerly
         Small Company Growth Portfolio)

    60   Portfolio Management Discussion
    61   Performance Update
    62   Portfolio Summary
    63   Investment Portfolio
    67   Financial Statements
    70   Financial Highlights

Global Discovery Portfolio

    71   Portfolio Management Discussion
    72   Performance Update
    73   Portfolio Summary
    74   Investment Portfolio
    77   Financial Statements
    80   Financial Highlights

International Portfolio

    81   Portfolio Management Discussion
    82   Performance Update
    83   Portfolio Summary
    84   Investment Portfolio
    88   Financial Statements
    91   Financial Highlights

    92   Notes to Financial Statements
    97   Report of Independent Accountants
    98   Tax Information

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]
Linda C. Coughlin, President
Scudder Variable Life
Investment Fund

Dear Shareholders,

You have probably heard many warnings about the dire state of the U.S. economy in the past few months. Contrary to popular belief, however, during the first half of 2000 the global economy grew faster than it has in over a decade, and is expected to make a solid advance of 2.5% in 2001.

Unfortunately, however, the economy and the financial markets are not one and the same, and 2000 was one of the worst years for equity investors. While the U.S. economy surged about 5%, the S&P 500 lost roughly 10% and the Nasdaq fell nearly 40%.

Why was it such a difficult year for the markets? For many investors, the strong performance of the stock market -- and technology stocks in particular -- diminished the attractiveness of diversification. At the start of 2000, investors focused their interest almost completely in large-company growth stocks, particularly technology, media, and telecommunications issues. In March, these stocks reached historic valuation levels, and investors became skittish that such values would not last. They subsequently began moving assets away from these market leaders into value stocks and cash. This retreat continued throughout the remainder of the year, causing many large-company growth stocks to endure losses after several years of outstanding performance.

International markets also struggled. A broad correction in global equity markets began at the end of the first quarter and continued throughout the year.

As a result of these challenging market conditions, all of the Scudder Variable Life Investment Fund portfolios (except the Money Market Portfolio and the Bond Portfolio) presented negative returns for the year. On the following pages, you will find summaries of each portfolio's performance and investment strategy for the 12-month period ending December 31, 2000.

We believe that the most important lesson to be learned from the past 12 months is that no matter what is taking place in the financial markets, it is essential to maintain a diversified portfolio and invest for the long term. Scudder Variable Life Investment Fund provides access to a wide range of investment products that can help you build a well-rounded portfolio.

Thank you for your continued investment in Scudder Variable Life Investment
Fund.

Sincerely,


/s/Lin Coughlin

Linda C. Coughlin

President

Scudder Variable Life Investment Fund


                                         SCUDDER VARIABLE LIFE INVESTMENT FUND 3

Portfolio Management Discussion
--------------------------------------------------------------------------------

                                                               December 31, 2000

[SIDEBAR]

Our strategy was to lengthen the portfolio's average maturity where possible, in anticipation of Fed interest rate cuts.

[END SIDEBAR]

Money Market Portfolio

Dear Shareholders,

The Money Market Portfolio provided shareholders with a stable $1.00 share price and a competitive yield during its most recent fiscal year ended December 31, 2000. The portfolio's 30-day net annualized yield was 6.43% as of December 31. For the 12-month period ended December 31, 2000, the portfolio posted a 6.21% total return. This performance surpassed the 5.99% average return for funds in the Variable Life Money Market Category for the same period, according to Lipper, Inc. Among its peers, the portfolio ranked in the top 20% of 107 funds in its Lipper category for total return performance.

During the latter part of the portfolio's fiscal year the short-term yield curve inverted, with slightly longer maturity money market instruments posting lower interest rates than those with the shortest maturities. This meant that an expectation for lower overall interest rates was already built into money market rates in late 2000. Because of signs of slowing in the U.S. economy, the Federal Reserve began taking a more cautious approach. The Fed also indicated its concern that banks may be overtightening credit, which could choke off economic growth. In response to economic indicators, the Fed eliminated its bias toward higher rates in late 2000, and, following the close of the portfolio's fiscal year, lowered interest rates a full percentage point in January 2001.

In managing the portfolio, we focus on maintaining its average life within a target range and selecting securities that we believe will benefit the portfolio given current interest rate trends. As a result, we generally do not make significant asset allocation shifts within the portfolio. We attempt to maintain exposure to a broad selection of securities, including high-quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. Our strategy in the final months of 2000 was to lengthen the portfolio's average maturity where possible, because of our perception that interest rates would be lower in the first half of 2001. The majority of the portfolio remained invested in commercial paper (53.6%), which we continued to maintain because of its attractive value and high relative yields. At the end of the period, the portfolio had an average maturity of 32 days.

Over the coming months we will periodically reassess our outlook on the economy in light of actions by the Federal Reserve and the prospects for tax cuts, and adjust our strategy for the portfolio accordingly. Going forward, we will look for attractive opportunities as they arise, seek to maintain a high yield, and be vigilant in terms of the credit quality of the portfolio as we position the Money Market Portfolio for current income, stability and liquidity of capital.

Sincerely,

Your Portfolio Management Team


/s/ Frank J. Rachwalski, Jr.                    /s/ Geoffrey A. Gibbs

Frank J. Rachwalski, Jr.                        Geoffrey A. Gibbs
Lead Portfolio Manager                          Portfolio Manager


4 SCUDDER VARIABLE LIFE INVESTMENT FUND --
  MONEY MARKET PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Money Market Portfolio

                                                                                               Principal
                                                                                               Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.8%
-----------------------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 5.95%, to be repurchased at $2,067,366 on 1/2/2001***
   (Cost $2,066,000) .....................................................................     2,066,000     2,066,000

-----------------------------------------------------------------------------------------------------------------------
Commercial Paper 53.6%
-----------------------------------------------------------------------------------------------------------------------
British Telecommunications plc, 6.49%, 3/26/2001* ........................................     5,000,000     4,924,282
CXC, Inc., 6.49%, 3/5/2001* ..............................................................     5,000,000     4,943,213
Eureka Securitization, 6.55%, 2/8/2001* ..................................................     5,000,000     4,965,431
Ford Motor Credit Corp., 6.51%, 1/3/2001* ................................................     5,000,000     4,998,192
Forrestal Funding Master Trust, 6.54%, 1/31/2001* ........................................     5,000,000     4,972,750
Fountain Square CFC, 6.56%, 2/7/2001* ....................................................     4,647,000     4,615,669
Giro Funding Corp., 6.54%, 1/26/2001* ....................................................     5,000,000     4,977,292
Scaldis Capital LLC, 6.54%, 2/15/2001* ...................................................     5,000,000     4,959,125
Sheffield Receivables, 6.58%, 1/31/2001* .................................................     5,000,000     4,972,583
Sigma Finance, Inc., 6.48%, 3/8/2001* ....................................................     5,000,000     4,940,600
Stellar Funding Group, 6.59%, 1/22/2001* .................................................     5,933,000     5,910,193
Surrey Funding Corp., 6.55%, 1/12/2001* ..................................................     5,000,000     4,989,993

Total Commercial Paper (Cost $60,169,323)                                                                   60,169,323

-----------------------------------------------------------------------------------------------------------------------
Short-Term Notes 44.6%
-----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank NY, 6.558%, 1/29/2001** ............................................     5,000,000     4,999,431
Comerica Bank, 6.625%, 1/5/2001** ........................................................     5,000,000     4,999,374
Countrywide Home Loans, 6.766%, 3/5/2001** ...............................................     5,000,000     4,999,712
DaimlerChrysler NA Holdings, 6.794%, 2/8/2001** ..........................................     3,000,000     3,000,000
Goldman Sachs and Co., 6.79%, 1/24/2001** ................................................     5,000,000     5,000,000
Heller Financial, Inc., 6.885%, 1/2/2001** ...............................................     5,000,000     4,997,097
Household Finance Corp., 6.886%, 3/5/2001** ..............................................     5,000,000     5,007,095
Merril Lynch and Co., 6.666%, 1/22/2001** ................................................     5,000,000     4,999,854
Prudential Funding Corp., 6.54%, 1/18/2001** .............................................     5,000,000     4,984,558
Verizon Communications, Inc., 6.82%, 1/5/2001** ..........................................     7,000,000     6,999,941

Total Short-Term Notes (Cost $49,987,062)                                                                   49,987,062
Total Investment Portfolio -- 100.0% (Cost $112,222,385) (a)                                               112,222,385

*     Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of December 31, 2000. Date shown is next reset date.

*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)   Cost for federal income tax purposes is $112,222,385.

      At December 31, 2000, the Portfolio had a net tax basis capital loss carryforward of approximately $3,726 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2005 ($790) and December 31, 2008 ($2,936), the expiration dates. In addition, from November 1 through December 31, 2000, the Money Market Portfolio incurred approximately $529 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.

    The accompanying notes are an integral part of the financial statements.


                                      SCUDDER VARIABLE LIFE INVESTMENT FUND -- 5
                                                        MONEY MARKET PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Money Market Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $112,222,385) ..................................................   $ 112,222,385
Cash .....................................................................................................              53
Interest receivable ......................................................................................         454,216
Receivable for Portfolio shares sold .....................................................................       8,071,285
Other assets .............................................................................................             754
                                                                                                             -------------
Total assets .............................................................................................     120,748,693

Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ....................................................................          16,478
Accrued management fee ...................................................................................          39,108
Accrued accounting fee ...................................................................................           2,500
Other accrued expenses and payables ......................................................................          38,188
                                                                                                             -------------
Total liabilities ........................................................................................          96,274

Net assets, at value                                                                                         $ 120,652,419

Net Assets
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital ..........................................................................................     120,652,419

Net assets, at value                                                                                         $ 120,652,419

Net Asset Value, offering and redemption price per share ($120,652,419 / 120,652,419 outstanding shares
   of beneficial interest, $.01 par value, unlimited number of shares authorized) ........................   $        1.00

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------
Income:
Interest ..........................................................   $   9,312,703
                                                                      -------------
Expenses:
Management fee ....................................................         537,218
Custodian fees ....................................................          14,056
Accounting fees ...................................................          36,600
Auditing ..........................................................          18,686
Legal .............................................................           4,504
Trustees' fees and expenses .......................................          14,429
Reports to shareholders ...........................................           9,882
Other .............................................................          26,975
                                                                      -------------
Total expenses, before expense reductions .........................         662,350
Expense reductions ................................................          (1,306)
                                                                      -------------
Total expenses, after expense reductions ..........................         661,044

Net investment income                                                     8,651,659

Net increase (decrease) in net assets resulting from operations       $   8,651,659

    The accompanying notes are an integral part of the financial statements.


6 SCUDDER VARIABLE LIFE INVESTMENT FUND --
  MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           Years Ended December 31,
Increase (Decrease) in Net Assets                                                           2000             1999
---------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ..............................................................   $   8,651,659    $   8,452,569
                                                                                       -------------    -------------
Net increase (decrease) in net assets resulting from operations ....................       8,651,659        8,452,569
                                                                                       -------------    -------------
Distributions to shareholders from net investment income ...........................      (8,651,659)      (8,452,569)
                                                                                       -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold ..........................................................     908,360,240      507,640,208
Net asset value of shares issued to shareholders in reinvestment of distributions ..       8,651,659        8,452,569
Cost of shares redeemed ............................................................    (975,320,508)    (485,284,178)
                                                                                       -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ............     (58,308,609)      30,808,599
                                                                                       -------------    -------------
Increase (decrease) in net assets ..................................................     (58,308,609)      30,808,599
Net assets at beginning of period ..................................................     178,961,028      148,152,429
Net assets at end of period ........................................................   $ 120,652,419    $ 178,961,028

    The accompanying notes are an integral part of the financial statements.


                                      SCUDDER VARIABLE LIFE INVESTMENT FUND -- 7
                                                        MONEY MARKET PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------
Years Ended December 31,                              2000      1999      1998      1997      1996
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $1.000    $1.000    $1.000    $1.000    $1.000
                                                     ----------------------------------------------
Income from investment operations:
Net investment income                                  .060      .049      .052      .051      .050
Less distributions from:
Net investment income                                 (.060)    (.049)    (.052)    (.051)    (.050)
                                                     ----------------------------------------------
Net asset value, end of period                       $1.000    $1.000    $1.000    $1.000    $1.000
                                                     ----------------------------------------------
Total Return (%)                                       6.21      4.99      5.29      5.25      5.09

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  121       179       148       103        98

Ratio of expenses (%)                                   .46       .43       .44       .46       .46

Ratio of net investment income (%)                     6.00      4.90      5.17      5.15      4.98

    The accompanying notes are an integral part of the financial statements.


8 SCUDDER VARIABLE LIFE INVESTMENT FUND --
  MONEY MARKET PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

[SIDEBAR]

In anticipation of Fed easings, we emphasized short- to medium-term Treasury securities during the latter half of 2000.

[END SIDEBAR]

Bond Portfolio

Dear Shareholders,

Investors' perceptions regarding the direction of the U.S. economy changed significantly over the course of 2000. During the first half of the year the bond market was under pressure due to rising short-term interest rates. Over the summer, evidence began to emerge suggesting that the Fed's series of interest rate increases was beginning to have its effect. And by the close of the year it became apparent that a mix of short-term interest rate increases, higher energy prices, and a sharply declining stock market had cooled the U.S. economy considerably. Some investors began to position their portfolios for the desired "soft landing," in which the economy grows at a more reasonable pace, but without the threat of inflation which often accompanies more rapid growth. Over the course of 2000, there was significant volatility in the Treasury curve, though more so on the short-term portion. The yield curve at the end of 2000 was steeply inverted (meaning that shorter-term securities offered higher yields than longer-term bonds) except for overnight to two-year securities. The Bond Portfolio performed well in this changeable environment, posting a 10.56% total return, in keeping with the 11.63% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index.

Though high-grade corporate bonds still make up a large percentage of the portfolio we underweighted this sector during the latter portion of 2000, because of our concerns over credit quality in the corporate sector overall. When we did purchase corporate bonds for the portfolio, we emphasized shorter-term issues because of what we viewed as their more attractive value and picked companies that we felt would hold their value well in case of recession. At the same time, we added to the portfolio's allocation in Treasury bonds and increased its average maturity. With the portfolio's Treasury holdings, we emphasized longer maturities earlier in the year to take advantage of the Treasury yield curve inversion, and short to intermediate maturities later in the year in anticipation of a Fed easing. We took these actions in anticipation of the slowdown in the economy and the Fed's moves to ease interest rates. In addition, because of quality concerns we trimmed the portfolio's single-B high yield exposure early in 2000. In early December, when the market turned positive, we added back many of the same high yield positions.

Looking ahead, despite recent cuts in interest rates, short-term prospects for the U.S. economy seem suspect to us. But whether we experience a soft landing or a recession we believe the outlook for high-grade as well as for high yield corporate bonds has improved dramatically. That is because we believe corporate bonds have already experienced their "recession." We intend to approach the current environment by maintaining a steady course, focusing on corporate bonds that we believe will benefit from resurgence in the economy when that occurs.

Sincerely,

Your Portfolio Manager


/s/ Robert S. Cessine

Robert S. Cessine
Lead Portfolio Manager


                                      SCUDDER VARIABLE LIFE INVESTMENT FUND -- 9
                                                             BOND PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

Bond Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

         Bond Portfolio -- Class A             LBAB Index
'90              10000                            10000
'91              11761                            11600
'92              12585                            12459
'93              14143                            13674
'94              13466                            13275
'95              15913                            15727
'96              16361                            16296
'97              17850                            17872
'98              19022                            19423
'99              18842                            19259
'00              20831                            21499

                        Yearly periods ended December 31

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Bond Portfolio                                                   LBAB Index
-------------------------------------------------------------    ------------------------------------------------------------
                                          Total Return                                                     Total Return
                                  ---------------------------                                      --------------------------
Period Ended        Growth of                      Average       Period Ended       Growth of                      Average
12/31/2000           $10,000      Cumulative        Annual       12/31/2000          $10,000       Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $  11,056        10.56%         10.56%       1 Year             $  11,163         11.63%        11.63%
5 Year              $  13,091        30.91%          5.53%       5 Year             $  13,670         36.70%         6.44%
10 Year             $  20,831       108.31%          7.61%       10 Year            $  21,499        114.99%         7.95%

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

--------------------------------------------------------------------------------
Asset Quality
--------------------------------------------------------------------------------

U.S. Government & Agencies    49%  [PIE CHART]        Due to quality concerns we
AAA*                           7%               reduced the Portfolio's single-B
AA                             4%                     exposure in early 2000 and
A                             20%                    added back some of the same
BBB                           12%                            bonds when the high
BB                             6%                        yield market rebounded.
B                              2%
                             100%

Average Quality: AA
*Category includes cash equivalents

--------------------------     ------------------------------------------
Effective Maturity             Diversification
--------------------------     ------------------------------------------
                               Corporate Bonds                        43%
Less than 1 year        2%     U.S. Treasuries                        30%
1 < 5 years            34%     U.S. Government Agency Pass-Thrus      12%
5 < 8 years            16%     Government National Mortgage Assoc.     6%
8 < 15 years           43%     Asset-Backed Securities                 4%
15 years or greater     5%     Foreign Bonds -- U.S.$ Denominated      4%
                               Short-Term Investments                  1%
                      100%                                           100%

Weighted average effective maturity: 7.9 years


10 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BOND PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Bond Portfolio

                                                                                               Principal
                                                                                               Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.1%
-----------------------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 5.95%, to be repurchased at $1,065,704 on 1/2/2001*
  (Cost $1,065,000) .......................................................................     1,065,000     1,065,000

-----------------------------------------------------------------------------------------------------------------------
U.S. Treasuries 29.4%
-----------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bond, 5.625%, 11/30/2002 ....................................................     3,775,000     3,805,653
U.S. Treasury Bond, 6.125%, 8/15/2029 .....................................................     2,440,000     2,653,890
U.S. Treasury Bond, 6.25%, 5/15/2030 ......................................................       300,000       334,686
U.S. Treasury Note, 6.75%, 5/15/2005 ......................................................     1,175,000     1,251,739
U.S. Treasury Note, 5.75%, 11/15/2005 .....................................................     8,085,000     8,349,056
U.S. Treasury Note, 5.75%, 8/15/2010 ......................................................    12,435,000    13,031,507

Total U.S. Treasuries (Cost $29,148,981)                                                                     29,426,531

-----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 6.2%
-----------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association, 6.5% with various maturities to 4/15/2029 (a) ...     1,431,655     1,415,549
Government National Mortgage Association, 7% with various maturities to 5/1/2029 (a) ......     3,371,939     3,386,266
Government National Mortgage Association, 8% with various maturities to 8/15/2030 (a) .....     1,383,299     1,419,178

Total Government National Mortgage Association (Cost $6,173,594)                                              6,220,993

-----------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 12.3%
-----------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 6.5%, 7/1/2030 (a) .................................     5,203,588     5,132,852
Federal National Mortgage Association, 7% with various maturities to 9/1/2030 (a) .........     2,772,874     2,784,760
Federal National Mortgage Association, 7.5% with various maturities to 9/1/2030 (a) .......     2,785,846     2,832,010
Federal National Mortgage Association, 8% with various maturities to 7/15/2030 (a) ........     1,550,703     1,593,203

Total U.S. Government Agency Pass-Thrus (Cost $12,007,157)                                                   12,342,825

-----------------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 3.8%
-----------------------------------------------------------------------------------------------------------------------

PacifiCorp Australia LLC, 6.15%, 1/15/2008 ................................................     1,000,000       970,420
Province of Ontario, 5.5%, 10/1/2008 ......................................................       975,000       938,311
Province of Quebec, 7%, 1/30/2007 .........................................................       900,000       934,479
Repsol International Finance, 7.45%, 7/15/2005 ............................................       950,000       974,225

Total Foreign Bonds -- U.S.$ Denominated (Cost $3,794,033)                                                    3,817,435

-----------------------------------------------------------------------------------------------------------------------
Asset Backed 3.9%
-----------------------------------------------------------------------------------------------------------------------

Automobile Receivables 2.2%
Capital Auto Receivables Asset Trust, Series 2000-2 A3, 6.46%, 1/15/2004 (a) ..............       425,000       427,723
DaimlerChrysler Auto Trust, Series 2000-C A3, 6.82%, 9/6/2004 (a) .........................       550,000       560,239
DaimlerChrysler Auto Trust, Series 2000-D A3, 6.66%, 1/8/2005 (a) .........................       450,000       456,258
First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 (a) .....................       741,803       741,529
                                                                                                             ----------
                                                                                                              2,185,749
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 11
                                                            BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                                               Principal
                                                                                               Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
Credit Card Receivables 1.7%
Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007 .....................       500,000       515,818
MBNA Master Credit Card Trust, 6.9%, 1/15/2008 ............................................     1,150,000     1,193,205
                                                                                                             ----------
                                                                                                              1,709,023
                                                                                                             ----------

Total Asset Backed (Cost $3,814,603)                                                                          3,894,772

-----------------------------------------------------------------------------------------------------------------------
Corporate Bonds 43.3%
-----------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.8%
Park Place Entertainment, Inc., 8.5%, 11/15/2006 ..........................................       300,000       311,250
Tricon Global Restaurants, 7.65%, 5/15/2008 ...............................................       600,000       584,712
Wal-Mart Stores, Inc., 6.875%, 8/10/2009 ..................................................       925,000       965,312
                                                                                                             ----------
                                                                                                              1,861,274
                                                                                                             ----------
Consumer Staples 2.8%
Bass North America, Inc., 6.625%, 3/1/2003 ................................................     1,000,000     1,002,770
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ..........................................       950,000       905,958
Unilever Capital Corp., 7.125%, 11/1/2010 .................................................       875,000       916,580
                                                                                                             ----------
                                                                                                              2,825,308
                                                                                                             ----------
Communications 4.9%
British Telecommunications plc, 8.125%, 12/15/2010 ........................................       475,000       480,206
Deutsche Telekom International Finance, 7.75%, 6/15/2005 ..................................       400,000       406,916
Global Crossing Holdings Ltd., 9.5%, 11/15/2009 ...........................................       475,000       448,875
McLeodUSA, Inc., 8.125%, 2/15/2009 ........................................................       350,000       301,000
Nextel Communications, 9.375%, 11/15/2009 .................................................       600,000       561,000
Qwest Communications International, 7.5%, 11/1/2008 .......................................       900,000       924,795
Sprint Capital Corp., 6.125%, 11/15/2008 ..................................................       925,000       831,964
Vodafone Group plc, 7.75%, 2/15/2010 ......................................................       900,000       936,279
                                                                                                             ----------
                                                                                                              4,891,035
                                                                                                             ----------
Financial 14.0%
Citigroup, Inc., 6.75%, 12/1/2005 .........................................................       900,000       917,352
Fannie Mae, 7%, 7/15/2005 .................................................................     1,775,000     1,862,916
Firststar Bank, 7.125%, 12/1/2009 .........................................................       500,000       503,650
FleetBoston Financial Corp., 7.25%, 9/15/2005 .............................................       825,000       848,381
Ford Motor Credit Co., 7.875%, 6/15/2010 ..................................................     1,425,000     1,465,850
GS Escrow Corp., 7%, 8/1/2003 .............................................................     1,000,000       971,120
General Electric Capital Corp., 6.5%, 12/10/2007 ..........................................     1,000,000     1,017,880
General Motors Acceptance Corp., 7.75%, 1/19/2010 .........................................       475,000       490,210
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ..................................................       900,000       852,246
NiSource Finance Corp., 7.875%, 11/15/2010 ................................................       950,000       993,662
PNC Funding Corp., 7%, 9/1/2004 ...........................................................       900,000       910,377
Prudential Insurance Co., 6.375%, 7/23/2006 ...............................................     1,250,000     1,214,825
Verizon Global Funding Corp., 7.6%, 3/15/2007 .............................................       400,000       412,284
Verizon Global Funding Corp., 7.25%, 12/1/2010 ............................................       600,000       612,564
Wells Fargo & Co., 7.25%, 8/24/2005 .......................................................       950,000       985,321
                                                                                                             ----------
                                                                                                             14,058,638
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


12 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                                               Principal
                                                                                               Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
Media 5.5%
British Sky Broadcasting, 6.875%, 2/23/2009 ...............................................       775,000       676,707
CSC Holdings, Inc., 7.875%, 12/15/2007 ....................................................     1,000,000       995,000
Charter Communications Holdings LLC, 8.25%, 4/1/2007 ......................................       400,000       358,000
Charter Communications Holdings LLC, Step-Up Coupon, 0% to 4/1/2004, 9.92% to 4/1/2011 ....       775,000       445,625
Cox Communications, Inc., 7.75%, 11/1/2010 ................................................       950,000       983,431
News America Holdings, Inc., 9.25%, 2/1/2013 ..............................................       900,000       964,206
Time Warner, Inc., 9.125%, 1/15/2013 ......................................................       900,000     1,046,088
                                                                                                            -----------
                                                                                                              5,469,057
                                                                                                            -----------
Durables 0.9%
Lockheed Martin Corp., 7.25%, 5/15/2006 ...................................................       600,000       621,699
Lockheed Martin Corp., 7.7%, 6/15/2008 ....................................................       275,000       290,439
                                                                                                            -----------
                                                                                                                912,138
                                                                                                            -----------
Manufacturing 1.9%
Dow Chemical Co., 7%, 8/15/2005 ...........................................................       900,000       931,077
International Paper Co., 8%, 7/8/2003 .....................................................       925,000       959,651
                                                                                                            -----------
                                                                                                              1,890,728
                                                                                                            -----------
Energy 6.7%
Apache Finance Canada, 7.75%, 12/15/2029 ..................................................       950,000     1,003,295
Barrett Resources Corp., 7.55%, 2/1/2007 ..................................................       950,000       945,865
Conoco, Inc., 6.95%, 4/15/2029 ............................................................     1,300,000     1,266,590
Petroleum Geo-Services, 7.5%, 3/31/2007 ...................................................       900,000       869,031
Philips Petroleum Co., 8.75%, 5/25/2010 ...................................................       925,000     1,058,422
Pioneer Natural Resources, 9.625%, 4/1/2010 ...............................................       525,000       556,500
Texas Eastern Transmission Corp., 7.3%, 12/1/2010 .........................................       950,000       980,562
                                                                                                            -----------
                                                                                                              6,680,265
                                                                                                            -----------
Utilities 4.8%
Alabama Power Co., 7.125%, 8/15/2004 ......................................................     1,000,000     1,019,840
Cleveland Electric Illumination Co./Toledo Edison Co., 7.67%, 7/1/2004 ....................       850,000       877,999
Detroit Edison Co., 7.5%, 2/1/2005 ........................................................       900,000       932,580
KeySpan Corp., 7.625%, 11/15/2010 .........................................................       975,000     1,034,768
Niagara Mohawk Power Corp., 6.625%, 7/1/2005 ..............................................     1,000,000       991,640
                                                                                                            -----------
                                                                                                              4,856,827
                                                                                                            -----------

Total Corporate Bonds (Cost $42,635,512)                                                                     43,445,270
Total Investment Portfolio -- 100.0% (Cost $98,638,880) (b)                                                 100,212,826

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)   Effective maturities may be shorter due to prepayments.

(b) At December 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $98,723,221 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value
         over tax cost ..................................................................................    $1,951,711
      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
         cost over value ................................................................................       462,106
      Net unrealized appreciation .......................................................................    $1,489,605

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the year ended December 31, 2000, aggregated $130,626,607 and $131,947,675, respectively.
      Purchases and sales of direct U.S. Government obligations for the year ended December 31, 2000 aggregated $120,788,330 and $113,027,235, respectively.

--------------------------------------------------------------------------------
      At December 31, 2000, the Portfolio had a net tax basis capital loss carryforward of approximately $5,414,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($1,180,000) and December 31, 2008 ($4,234,000), the expiration dates. In addition, from November 1 through December 31, 2000, the Bond Portfolio incurred approximately $146,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 13
                                                            BOND PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Bond Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $98,638,880) ...................................................   $ 100,212,826
Cash .....................................................................................................              83
Interest receivable ......................................................................................       1,475,426
Receivable for Portfolio shares sold .....................................................................         171,153
Other assets .............................................................................................              43
                                                                                                             -------------
Total assets .............................................................................................     101,859,531

Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ....................................................................         270,916
Accrued management fee ...................................................................................          40,014
Accrued accounting fee ...................................................................................           5,928
Other accrued expenses and payables ......................................................................          27,358
                                                                                                             -------------
Total liabilities ........................................................................................         344,216

Net assets, at value .....................................................................................   $ 101,515,315

Net Assets
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ......................................................................       6,083,433
Net unrealized appreciation (depreciation) on investments ................................................       1,573,946
Accumulated net realized gain (loss) .....................................................................      (5,643,934)
Paid-in capital ..........................................................................................      99,501,870

Net assets, at value .....................................................................................   $ 101,515,315

Net Asset Value, offering and redemption price per share ($101,515,315 / 14,962,336 outstanding shares of
   beneficial interest, no par value, unlimited number of shares authorized) .............................   $        6.78

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------------------------------------
Income:
Interest .................................................................................................   $   6,625,222
                                                                                                             -------------
Expenses:
Management fee ...........................................................................................         441,616
Custodian fees ...........................................................................................          11,083
Accounting fees ..........................................................................................          39,342
Auditing .................................................................................................          22,175
Legal ....................................................................................................           1,645
Trustees' fees and expenses ..............................................................................          16,778
Reports to shareholders ..................................................................................           2,834
Registration fees ........................................................................................              54
Other ....................................................................................................           4,226
                                                                                                             -------------
Total expenses, before expense reductions ................................................................         539,753
Expense reductions .......................................................................................          (1,540)
                                                                                                             -------------
Total expenses, after expense reductions .................................................................         538,213

Net investment income (loss) .............................................................................       6,087,009

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ................................................................      (3,174,081)
                                                                                                             -------------
Net unrealized appreciation (depreciation) during the period on investments ..............................       6,396,842
Net gain (loss) on investment transactions ...............................................................       3,222,761

Net increase (decrease) in net assets resulting from operations ..........................................   $   9,309,770

    The accompanying notes are an integral part of the financial statements.


14 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BOND PORTFOLIO

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             Years Ended December 31,
Increase (Decrease) in Net Assets                                                              2000             1999
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   6,087,009    $   6,540,634
Net realized gain (loss) on investment transactions ....................................      (3,174,081)      (2,152,373)
Net unrealized appreciation (depreciation) on investment transactions during the period        6,396,842       (5,473,870)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................       9,309,770       (1,085,609)
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (4,869,457)      (3,437,261)
                                                                                           -------------    -------------
Net realized gains .....................................................................              --       (1,738,743)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      25,609,516       33,898,160
Reinvestment of distributions ..........................................................       4,869,457        5,176,004
Cost of shares redeemed ................................................................     (27,722,764)     (44,918,349)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................       2,756,209       (5,844,185)
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................       7,196,522      (12,105,798)
Net assets at beginning of period ......................................................      94,318,793      106,424,591
Net assets at end of period (including undistributed net investment income of
   $6,083,433 and $4,786,426, respectively) ............................................   $ 101,515,315    $  94,318,793

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      14,528,870       15,463,236
                                                                                           -------------    -------------
Shares sold ............................................................................       3,913,365        5,138,095
Shares issued to shareholders in reinvestment of distributions .........................         777,869          776,741
Shares redeemed ........................................................................      (4,257,768)      (6,849,202)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................         433,466         (934,366)
Shares outstanding at end of period ....................................................      14,962,336       14,528,870

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 15
                                                               BOND PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2000     1999    1998     1997    1996
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................   $ 6.49    $6.88   $6.87    $6.73   $7.16
                                                                        ----------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a) ....................................      .42      .42     .43      .44     .41
Net realized and unrealized gain (loss) on investment transactions ..      .23     (.48)    .01      .15    (.22)
                                                                        ----------------------------------------
  Total from investment operations ..................................      .65     (.06)    .44      .59     .19

Less distributions from:
Net investment income ...............................................     (.36)    (.22)   (.40)    (.43)   (.62)
Net realized gains on investment transactions .......................       --     (.11)   (.03)    (.02)     --
                                                                        ----------------------------------------
  Total distributions ...............................................     (.36)    (.33)   (.43)    (.45)   (.62)

Net asset value, end of period ......................................   $ 6.78    $6.49   $6.88    $6.87   $6.73
                                                                        ----------------------------------------
Total Return (%) ....................................................    10.56     (.95)   6.57     9.10    2.82

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions) ..............................      102       94     106       81      66

Ratio of expenses (%) ...............................................      .58      .57     .57      .62     .61

Ratio of net investment income (loss) (%) ...........................     6.55     6.38    6.34     6.55    6.20

Portfolio turnover rate (%) .........................................      288       86     115       56      85

(a)   Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.


16 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BOND PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

[SIDEBAR]

The bond portion of the portfolio has made a significant contribution by helping to minimize downside risk.

[END SIDEBAR]

Balanced Portfolio

Dear Shareholders,

The total return of the portfolio was -2.02% for the 12 months ended December 31, 2000. This compares to a -9.09% return for its unmanaged benchmark, the S&P 500 Index.

Through most of the year, we did not change the portfolio's asset allocation mix, generally holding 65% of assets in stocks with the remaining 35% in a core bond portfolio that included a mix of high-grade corporate bonds as well as U.S. Treasury and agency bonds. As the year came to a close, and the bond markets strengthened, we modestly increased the fund's bond allocation to approximately 36% of assets.

Early in the period, stocks -- particularly technology stocks -- dramatically outperformed everything else. The portfolio's significant bond position, while appropriate for this balanced fund, limited gains in comparison with all-equity funds. As the market shifted in March and many stocks fell, the portfolio's bond position limited losses. Since then, as weakness in the equity markets broadened, the bond portion of the portfolio has made a significant contribution to fund performance by helping to minimize downside risk.

Although many stocks were adversely affected by the correction in the equity market, some stocks benefited from interest-rate hikes. We chose to focus on financial stocks that are less sensitive to rate movements, such as those of selected brokerage and diversified financial firms. These types of firms benefited from a strong market for initial public offerings (IPOs) and an overall healthy economy. But weakness in the financials subsector could be found in banks, which suffered because of investor concern that bank loan business would decline as rates rose. The portfolio had a below-average position in these types of interest-rate-sensitive stocks, however. Overall, then, the portfolio benefited from its stake in the financial sector.

Looking ahead, we see that the economy is clearly weakening and we expect more disappointing corporate earnings. While we believe this economic slowdown has been fundamentally sound and good for the market as a whole, a recession would obviously not be good for stocks. Regardless of market direction, we feel that the fund is well positioned to weather continuing volatility. We have positioned the portfolio more defensively -- increasing bonds and reducing equities. We believe this should help cushion the portfolio from further stock market weakness.

Sincerely,

Your Portfolio Management Team


/s/ Gary A. Langbaum                                 /s/ Robert S. Cessine

Gary A. Langbaum                                     Robert S. Cessine
Lead Portfolio Manager                               Portfolio Manager


/s/ Tracy McCormick

Tracy McCormick
Portfolio Manager


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 17
                                                        BALANCED PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

Balanced Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

Balanced Portfolio -- Class A

S&P 500 Index

LBAB Index

                           [LINE GRAPH FIGURES NEEDED]

                        Yearly periods ended December 31

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Balanced Portfolio                                          S&P 500 Index (60%) and LBAB Index (40%)
--------------------------------------------------------    -----------------------------------------------------
                                   Total Return                                                 Total Return
                             ---------------------------                                  -----------------------
Period Ended    Growth of                     Average       Period Ended    Growth of                     Average
12/31/2000       $10,000      Cumulative       Annual       12/31/2000       $10,000      Cumulative       Annual
--------------------------------------------------------    -----------------------------------------------------
1 Year         $   9,798        -2.02%         -2.02%       1 Year         $   9,902          -.98%         -.98%
5 Year         $  19,342        93.42%         14.10%       5 Year         $  19,069         90.69%        13.76%
10 Year        $  35,009       250.09%         13.35%       10 Year        $  36,389        263.89%        13.78%

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns during the 10 Year period would have been lower if the Portfolio's expenses were not maintained. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 157.16% and 13.10%, respectively.

--------------------------------------------------------------------------------
Equity Holdings
--------------------------------------------------------------------------------

Sector breakdown of the Portfolio's equity holdings
Health                                                   23%
Financial                                                19%
Technology                                               18%
Consumer Staples                                          8%
Energy                                                    7%
Consumer Discretionary                                    6%
Manufacturing                                             5%
Communications                                            4%
Media                                                     4%
Other                                                     6%
                                                        100%

Five Largest Equity Holdings
1. General Electric Co.
   Diversified manufacturing conglomerate
2. Pfizer, Inc.
   Manufacturer of prescription pharmaceuticals and non-prescription self-medications
3. Exxon Mobil Corp.
   Provider of oil internationally
4. Cisco Systems, Inc.
   Manufacturer of computer network products
5. United Technologies Corp.
   Manufacturer of aerospace equipment, climate control systems and elevators

--------------------------------------------------------------------------------
Fixed Income Holdings
--------------------------------------------------------------------------------

By Asset Type                                   By Quality

U.S. Treasuries                            49%  U.S. Government & Agencies   72%
U.S. Government Agency Pass-Thrus          14%  AAA*                          7%
Short-Term Investments                     13%  AA                            0%
Corporate Bonds                            13%  A                             8%
Government National Mortgage Association    6%  BBB                           4%
Asset-Backed Securities                     3%  BB                            1%
Foreign Bonds -- U.S.$ Denominated          2%  NR                            8%

                                          100%                              100%
                                                *Category includes cash
                                                 equivalents


18 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BALANCED PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Balanced Portfolio

                                                                                               Principal
                                                                                               Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.7%
-----------------------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 5.95%, to be repurchased at $10,753,104 on 1/2/2001**
  (Cost $10,746,000) ......................................................................    10,746,000    10,746,000

-----------------------------------------------------------------------------------------------------------------------
U.S. Treasuries 20.3%
-----------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bond, 5.625%, 11/30/2002 ....................................................       575,000       579,669
U.S. Treasury Bond, 6.5%, 2/15/2010 .......................................................     4,115,000     4,502,044
U.S. Treasury Bond, 6.125%, 8/15/2029 .....................................................     2,775,000     3,018,257
U.S. Treasury Bond, 6.25%, 5/15/2030 ......................................................     2,200,000     2,454,364
U.S. Treasury Note, 6.625%, 5/31/2002 .....................................................     6,900,000     7,012,125
U.S. Treasury Note, 6.75%, 5/15/2005 ......................................................    12,485,000    13,300,395
U.S. Treasury Note, 5.75% with various maturities to 8/15/2010 ............................     7,245,000     7,562,611

Total U.S. Treasuries (Cost $37,020,603)                                                                     38,429,465

-----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association 2.4%
-----------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association, 6.5% with various maturities to 4/15/2029 (a) ...     1,114,972     1,102,428
Government National Mortgage Association, 7% with various maturities to 4/15/2029 (a) .....     2,427,982     2,438,225
Government National Mortgage Association, 8% with various maturities to 8/15/2030 (a) .....     1,086,877     1,115,068

Total Government National Mortgage Association (Cost $4,612,827)                                              4,655,721

-----------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 5.8%
-----------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 6.5% with various maturities to 7/1/2030 (a) .......     4,043,049     3,988,089
Federal National Mortgage Association, 7% with various maturities to 9/1/2030 (a) .........     3,534,323     3,611,723
Federal National Mortgage Association, 7.5% with various maturities to 9/1/2030 (a) .......     2,094,873     2,129,767
Federal National Mortgage Association, 8% with various maturities to 7/15/2030 (a) ........     1,214,248     1,247,531

Total U.S. Government Agency Pass-Thrus (Cost $10,650,676)                                                   10,977,110

-----------------------------------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 1.0%
-----------------------------------------------------------------------------------------------------------------------

PacifiCorp Australia LLC, 6.15%, 1/15/2008 ................................................     1,500,000     1,455,630
Repsol International Finance, 7.45%, 7/15/2005 ............................................       375,000       384,563

Total Foreign Bonds -- U.S.$ Denominated (Cost $1,868,186)                                                    1,840,193

-----------------------------------------------------------------------------------------------------------------------
Asset Backed 1.1%
-----------------------------------------------------------------------------------------------------------------------

Automobile Receivables 0.6%
DaimlerChrysler Auto Trust, Series 2000-C A3, 6.82%, 9/6/2004 .............................       425,000       432,912
First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003 (a) .....................       741,803       741,529
                                                                                                             ----------
                                                                                                              1,174,441
                                                                                                             ----------
Credit Card Receivables 0.5%
Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007 .....................       375,000       386,864
MBNA Master Credit Card Trust, Series 2000-I A, 6.9%, 1/15/2008 ...........................       525,000       544,724
                                                                                                             ----------
                                                                                                                931,588
                                                                                                             ----------

Total Asset Backed (Cost $2,065,729)                                                                          2,106,029

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 19
                                                        BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                                                               Principal
                                                                                               Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Corporate Bonds 5.3%
-----------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.3%
MGM Grand, Inc., 9.75%, 6/1/2007 ..........................................................       300,000       313,500
Park Place Entertainment, Inc., 8.5%, 11/15/2006 ..........................................       200,000       207,500
                                                                                                             ----------
                                                                                                                521,000
                                                                                                             ----------
Consumer Staples 0.2%
Unilever Capital Corp., 7.125%, 11/1/2010 .................................................       350,000       366,632
                                                                                                             ----------
Communications 0.6%
Deutsche Telekom Finance, 7.75%, 6/15/2005 ................................................       175,000       178,026
Qwest Communications International, 7.5%, 11/1/2008 .......................................       350,000       359,643
Sprint Capital Corp., 6.125%, 11/15/2008 ..................................................       350,000       314,797
Vodafone Group plc, 7.75%, 2/15/2010 ......................................................       350,000       364,109
                                                                                                             ----------
                                                                                                              1,216,575
                                                                                                             ----------
Financial 1.9%
Citigroup, Inc., 6.75%, 12/1/2005 .........................................................       350,000       356,748
Firststar Bank, 7.125%, 12/1/2009 .........................................................       175,000       176,278
FleetBoston Financial Corp., 7.25%, 9/15/2005 .............................................       325,000       334,211
Ford Motor Credit Co., 6.7%, 7/16/2004 ....................................................       350,000       349,801
General Electric Capital Corp., 6.5%, 12/10/2007 ..........................................       350,000       356,258
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ..................................................       350,000       331,429
PNC Funding Corp., 7%, 9/1/2004 ...........................................................       400,000       404,612
PNC Funding Corp., 7.5%, 11/1/2009 ........................................................       175,000       180,854
Prudential Insurance Co., 6.375%, 7/23/2006 ...............................................       350,000       340,151
Verizon Global Funding Corp., 7.6%, 3/15/2007 .............................................       100,000       103,071
Verizon Global Funding Corp., 7.25%, 12/1/2010 ............................................       300,000       306,282
Wells Fargo Company, 7.25%, 8/24/2005 .....................................................       350,000       363,013
                                                                                                             ----------
                                                                                                              3,602,708
                                                                                                             ----------
Media 0.7%
CSC Holdings, Inc., 7.875%, 12/15/2007 ....................................................       500,000       497,500
News America Holdings, Inc., 9.25%, 2/1/2013 ..............................................       350,000       374,969
Time Warner, Inc., 9.125%, 1/15/2013 ......................................................       350,000       406,812
                                                                                                             ----------
                                                                                                              1,279,281
                                                                                                             ----------
Manufacturing 0.4%
Dow Chemical, 7%, 8/15/2005 ...............................................................       350,000       362,086
International Paper Co., 8%, 7/8/2003 .....................................................       350,000       363,111
                                                                                                             ----------
                                                                                                                725,197
                                                                                                             ----------
Energy 0.8%
Conoco, Inc., 6.35%, 4/15/2009 ............................................................       350,000       347,914
Texas Eastern Transmission Corp., 7.3%, 12/1/2010 .........................................       350,000       361,260
Petroleum Geo-Services, 7.5%, 3/31/2007 ...................................................       450,000       434,516
Phillips Petroleum, 8.75%, 5/25/2010 ......................................................       350,000       400,484
                                                                                                             ----------
                                                                                                              1,544,174
                                                                                                             ----------
Utilities 0.4%
Alabama Power Co., 7.125%, 8/15/2004 ......................................................       250,000       254,960
Detroit Edison Co., 7.5%, 2/1/2005 ........................................................       500,000       518,100
                                                                                                             ----------
                                                                                                                773,060
                                                                                                             ----------

Total Corporate Bonds (Cost $9,750,687)                                                                      10,028,627

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                 Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Common Stocks 58.4%
-----------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 3.5%
Department & Chain Stores
Costco Wholesale Corp.* ...................................................................        14,200       567,113
Kohl's Corp.* .............................................................................        30,300     1,848,300
Target Corp. ..............................................................................        52,300     1,686,675
Wal-Mart Stores, Inc. .....................................................................        48,900     2,597,813
                                                                                                             ----------
                                                                                                              6,699,901
                                                                                                             ----------
Consumer Staples 4.6%
Food & Beverage 3.2%
Coca-Cola Co. .............................................................................        25,800     1,572,188
H.J. Heinz Co. ............................................................................        39,700     1,883,269
PepsiCo, Inc. .............................................................................        52,000     2,577,250
                                                                                                             ----------
                                                                                                              6,032,707
                                                                                                             ----------
Package Goods/Cosmetics 1.4%
Colgate-Palmolive Co. .....................................................................        21,900     1,413,645
Procter & Gamble Co. ......................................................................        15,800     1,239,313
                                                                                                             ----------
                                                                                                              2,652,958
                                                                                                             ----------
Health 12.5%
Biotechnology 1.3%
Biogen, Inc.* .............................................................................        10,000       600,625
Genzyme Corporation (General Division)* ...................................................         9,700       872,394
Immunex Corp.* ............................................................................        24,500       995,313
                                                                                                             ----------
                                                                                                              2,468,332
                                                                                                             ----------
Hospital Management 0.7%
Tenet Healthcare Corp.* ...................................................................        29,000     1,288,688
                                                                                                             ----------

Medical Supply & Specialty 3.4%
Applera Corp. -- Applied Biosystems Group .................................................        12,300     1,156,969
Baxter International, Inc. ................................................................        29,100     2,569,894
Becton Dickinson & Co. ....................................................................        47,000     1,627,375
Guidant Corp.* ............................................................................        18,400       992,450
                                                                                                             ----------
                                                                                                              6,346,688
                                                                                                             ----------
Pharmaceuticals 7.1%
Abbott Laboratories .......................................................................        41,700     2,019,844
Allergan, Inc. ............................................................................        11,300     1,093,981
Alza Corp.* ...............................................................................        34,800     1,479,000
American Home Products Corp. ..............................................................        28,200     1,792,110
Eli Lilly & Co. ...........................................................................        15,300     1,423,856
GlaxoSmithKline plc (ADR) .................................................................        15,300       856,800
Merck & Co., Inc. .........................................................................        13,500     1,263,938
Pfizer, Inc. ..............................................................................        76,550     3,521,300
                                                                                                             ----------
                                                                                                             13,450,829
                                                                                                             ----------
Communications 2.5%
Cellular Telephone 0.8%
Nokia Oyj (ADR) ...........................................................................        33,300     1,448,550
                                                                                                             ----------

Telephone/Communications 1.7%
BroadWing, Inc.* ..........................................................................        44,100     1,006,031

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 21
                                                        BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                 Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------
Qwest Communications International Inc.* ..................................................        30,800     1,262,800
SBC Communications, Inc. ..................................................................        20,400       974,100
                                                                                                             ----------
                                                                                                              3,242,931
                                                                                                             ----------
Financial 11.9%
Banks 2.8%
Chase Manhattan Corp. .....................................................................        26,500     1,204,094
Mellon Financial Corp. ....................................................................        24,800     1,219,850
Washington Mutual, Inc. ...................................................................        24,700     1,310,644
Wells Fargo Co. ...........................................................................        28,100     1,564,819
                                                                                                             ----------
                                                                                                              5,299,407
                                                                                                             ----------
Insurance 5.2%
Allstate Corp. ............................................................................        27,700     1,206,681
American International Group, Inc. ........................................................        27,510     2,711,454
Cigna Corp. ...............................................................................        12,100     1,600,830
Hartford Financial Services Group, Inc. ...................................................        26,400     1,864,500
Jefferson Pilot Corp. .....................................................................        15,000     1,121,250
St. Paul Companies, Inc. ..................................................................        23,900     1,298,069
                                                                                                             ----------
                                                                                                              9,802,784
                                                                                                             ----------
Consumer Finance 2.1%
American Express Co. ......................................................................        29,800     1,637,138
Capital One Finance Corp. .................................................................        15,800     1,039,838
Household International, Inc. .............................................................        25,000     1,375,000
                                                                                                             ----------
                                                                                                              4,051,976
                                                                                                             ----------
Other Financial Companies 1.8%
Citigroup, Inc. ...........................................................................        43,333     2,212,691
Marsh & McLennan Companies, Inc. ..........................................................         9,800     1,146,600
                                                                                                             ----------
                                                                                                              3,359,291
                                                                                                             ----------
Media 2.2%
Advertising 0.2%
Omnicom Group, Inc. .......................................................................         5,300       439,238
                                                                                                             ----------

Broadcasting & Entertainment 1.5%
Infinity Broadcasting Corp. "A"* ..........................................................        19,381       541,457
Viacom, Inc. "B"* .........................................................................        28,370     1,326,298
Walt Disney Co. ...........................................................................        30,600       885,488
                                                                                                             ----------
                                                                                                              2,753,243
                                                                                                             ----------
Cable Television 0.5%
AT&T Corp. -- Liberty Media Group* ........................................................        67,600       916,825
                                                                                                             ----------

Service Industries 1.5%
Investment 0.7%
Merrill Lynch & Co., Inc. .................................................................        19,100     1,302,381
                                                                                                             ----------

Miscellaneous Commercial Services 0.8%
Siebel Systems, Inc.* .....................................................................         9,500       642,438
United Parcel Service "B" .................................................................        15,200       893,950
                                                                                                             ----------
                                                                                                              1,536,388
                                                                                                             ----------
Durables 1.8%
Aerospace
Boeing Co. ................................................................................         9,700       640,200
United Technologies Corp. .................................................................        36,000     2,830,500
                                                                                                             ----------
                                                                                                              3,470,700
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                 Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------
Manufacturing 3.1%
Diversified Manufacturing
General Electric Co. ......................................................................        87,000     4,170,563
Tyco International Ltd. ...................................................................        30,600     1,698,300
                                                                                                             ----------
                                                                                                              5,868,863
                                                                                                             ----------
Technology 10.2%
Computer Software 1.7%
Intuit, Inc.* .............................................................................        18,300       721,706
Microsoft Corp.* ..........................................................................        39,200     1,700,300
Oracle Corp.* .............................................................................        27,900       810,844
                                                                                                             ----------
                                                                                                              3,232,850
                                                                                                             ----------
Diverse Electronic Products 1.8%
General Motors Corp.* .....................................................................        36,150       831,450
Motorola, Inc. ............................................................................        53,700     1,087,425
Solectron Corp.* ..........................................................................        45,300     1,535,670
                                                                                                             ----------
                                                                                                              3,454,545
                                                                                                             ----------
EDP Peripherals 0.9%
EMC Corp.* ................................................................................        18,000     1,197,000
VERITAS Software Corp.* ...................................................................         6,150       538,125
                                                                                                             ----------
                                                                                                              1,735,125
                                                                                                             ----------
Electronic Components/Distributors 1.8%
Applied Micro Circuits Corp.* .............................................................         7,800       585,366
Cisco Systems, Inc.* ......................................................................        74,400     2,845,800
                                                                                                             ----------
                                                                                                              3,431,166
                                                                                                             ----------
Electronic Data Processing 1.1%
International Business Machines Corp. .....................................................        18,000     1,530,000
Sun Microsystems, Inc.* ...................................................................        22,200       618,825
                                                                                                             ----------
                                                                                                              2,148,825
                                                                                                             ----------
Retail Electronics 0.7%
RadioShack Corp. ..........................................................................        29,100     1,245,844
                                                                                                             ----------

Semiconductors 2.2%
Applied Materials, Inc.* ..................................................................        14,500       553,719
Intel Corp. ...............................................................................        45,600     1,370,850
Texas Instruments, Inc. ...................................................................        30,500     1,444,938
Xilinx, Inc.* .............................................................................        16,800       774,900
                                                                                                             ----------
                                                                                                              4,144,407
                                                                                                             ----------
Energy 4.1%
Oil & Gas Production 2.8%
Exxon Mobil Corp. .........................................................................        33,201     2,886,412
Nabors Industries, Inc.* ..................................................................        20,700     1,224,405
Royal Dutch Petroleum Co. (New York shares) ...............................................        18,700     1,132,519
                                                                                                             ----------
                                                                                                              5,243,336
                                                                                                             ----------
Oilfield Services/Equipment 1.3%
BJ Services Co.* ..........................................................................         9,800       674,975
Schlumberger Ltd. .........................................................................        22,400     1,790,600
                                                                                                             ----------
                                                                                                              2,465,575
                                                                                                             ----------
Transportation 0.5%
Railroads
Union Pacific Corp. .......................................................................        17,000       862,750
                                                                                                             ----------

Total Common Stocks (Cost $96,174,952)                                                                      110,397,103
Total Investment Portfolio -- 100.0% (Cost $172,889,660) (b)                                                189,180,248

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 23
                                                        BALANCED PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)   Effective maturities may be shorter due to prepayments.

(b) At December 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $173,181,954 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of
        value over tax cost .......................................  $23,312,264
      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of
        tax cost over value .......................................    7,313,970
      Net unrealized appreciation .................................  $15,998,294

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the year ended December 31, 2000, aggregated $160,391,353 and $180,484,715, respectively.
      Purchases and sales of direct U.S. Government obligations for the year ended December 31, 2000 aggregated $75,995,245 and $60,355,316, respectively.

    The accompanying notes are an integral part of the financial statements.


24 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BALANCED PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $172,889,660) ..................................................   $ 189,180,248
Cash .....................................................................................................             409
Receivable for investments sold ..........................................................................         472,586
Dividends receivable .....................................................................................         134,445
Interest receivable ......................................................................................         851,303
Receivable for Portfolio shares sold .....................................................................         276,591
Other assets .............................................................................................             187
                                                                                                             -------------
Total assets .............................................................................................     190,915,769

Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased ........................................................................         522,676
Payable for Portfolio shares redeemed ....................................................................          14,356
Accrued management fee ...................................................................................          74,905
Accrued accounting fees ..................................................................................           5,681
Other accrued expenses and payables ......................................................................          38,593
                                                                                                             -------------
Total liabilities ........................................................................................         656,211

Net assets, at value                                                                                         $ 190,259,558

Net Assets
--------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ......................................................................       4,575,333
Net unrealized appreciation (depreciation) on investments ................................................      16,290,588
Accumulated net realized gain (loss) .....................................................................       6,896,747
Paid-in capital ..........................................................................................     162,496,890

Net assets, at value                                                                                         $ 190,259,558

Net Asset Value, offering and redemption price per share ($190,259,558 / 14,205,211 outstanding shares of
   beneficial interest, no par value, unlimited number of shares authorized) .............................   $       13.39

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 25
                                                        BALANCED PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,791) ......................................................   $     973,800
Interest .................................................................................................       4,756,224
                                                                                                             -------------
Total Income .............................................................................................       5,730,024
                                                                                                             -------------
Expenses:
Management fee ...........................................................................................         921,724
Custodian fees ...........................................................................................          13,676
Accounting fees ..........................................................................................          67,360
Auditing .................................................................................................          13,510
Legal ....................................................................................................           4,255
Trustees' fees and expenses ..............................................................................          18,488
Reports to shareholders ..................................................................................           9,738
Other ....................................................................................................           7,089
                                                                                                             -------------
Total expenses, before expense reductions ................................................................       1,055,840
Expense reductions .......................................................................................            (674)
                                                                                                             -------------
Total expenses, after expense reductions .................................................................       1,055,166

Net investment income (loss) .............................................................................       4,674,858

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..............................................................................................       7,119,031
Foreign currency related transactions ....................................................................              33
                                                                                                             -------------
                                                                                                                 7,119,064
                                                                                                             -------------
Net unrealized appreciation (depreciation) during the period on investments ..............................     (15,709,548)
Net gain (loss) on investment transactions                                                                      (8,590,484)

Net increase (decrease) in net assets resulting from operations                                              $  (3,915,626)

    The accompanying notes are an integral part of the financial statements.


26 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BALANCED PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              Years Ended December 31,
Increase (Decrease) in Net Assets                                                              2000             1999
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   4,674,858    $   4,252,830
Net realized gain (loss) on investment transactions ....................................       7,119,064       25,826,434
Net unrealized appreciation (depreciation) on investment transactions during the period      (15,709,548)      (3,802,128)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      (3,915,626)      26,277,136
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income ..................................................................      (3,312,587)      (2,004,275)
                                                                                           -------------    -------------
Net realized gains .....................................................................     (26,018,869)     (12,845,342)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      38,269,246       54,478,502
Reinvestment of distributions ..........................................................      29,331,456       14,849,617
Cost of shares redeemed ................................................................     (42,938,661)     (43,542,988)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................      24,662,041       25,785,131
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      (8,585,041)      37,212,650
Net assets at beginning of period ......................................................     198,844,599      161,631,949
Net assets at end of period (including undistributed net investment income of $4,575,333
   and $3,273,215, respectively)                                                           $ 190,259,558    $ 198,844,599

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................      12,343,386       10,629,925
                                                                                           -------------    -------------
Shares sold ............................................................................       2,670,570        3,610,443
Shares issued to shareholders in reinvestment of distributions .........................       2,153,558        1,012,436
Shares redeemed ........................................................................      (2,962,303)      (2,909,418)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       1,861,825        1,713,461
Shares outstanding at end of period ....................................................      14,205,211       12,343,386

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 27
                                                        BALANCED PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000      1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $16.11    $15.21    $13.30    $11.61    $10.95
                                                                       ----------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                                        .34       .35       .37       .34       .31
  Net realized and unrealized gain (loss) on investment transactions     (.62)     1.85      2.56      2.32       .95
                                                                       ----------------------------------------------
  Total from investment operations                                       (.28)     2.20      2.93      2.66      1.26
Less distributions from:
  Net investment income                                                  (.28)     (.18)     (.36)     (.33)     (.30)
  Net realized gains on investment transactions                         (2.16)    (1.12)     (.66)     (.64)     (.30)
                                                                       ----------------------------------------------
  Total distributions                                                   (2.44)    (1.30)    (1.02)     (.97)     (.60)

Net asset value, end of period                                         $13.39    $16.11    $15.21    $13.30    $11.61
                                                                       ----------------------------------------------
Total Return (%)                                                        (2.02)    15.32     23.19     24.21     11.89

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    190       199       162       118        88
Ratio of operating expenses (%)                                           .54       .55       .56       .57       .60
Ratio of net investment income (loss) (%)                                2.41      2.36      2.71      2.73      2.82
Portfolio turnover rate (%)                                               127        98        74        43        68

(a)   Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.


28 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   BALANCED PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

[SIDEBAR]

The portfolio was correctly structured for a slowing economy, with a bias against cyclical stocks and consumer discretionary businesses that would be vulnerable to a slowdown.

[END SIDEBAR]

Growth and Income Portfolio

Dear Shareholders,

For the 12 months ended December 31, 2000, Class A shares of the portfolio provided a total return of -2.10%, compared with a -9.09% return for its unmanaged benchmark, the S&P 500. We believe the portfolio was correctly structured for a slowing economy, with a bias against cyclical stocks, particularly "late cycle" capital goods industries such as technology and consumer discretionary businesses that would be vulnerable to a slowdown. At the same time, we maintained full weightings in defensive groups such as health care and consumer staples. Meanwhile, the combination of the portfolio's underweight positions in technology and consumer discretionary companies helped performance. For example, the portfolio benefited from its low exposure to retail stocks, which underperformed as earnings troubles for these companies increased. The only retail stock held in the portfolio throughout the year was Wal-Mart. While this stock underperformed the market, the portfolio's neutral weighting relative to the S&P 500, and the lack of other retail exposure, helped minimize the negative impact. We did increase the portfolio's weighting in retail stocks in the fall, adding Home Depot at what we saw as an advantageous price on a weak earnings announcement. We also added May Department Stores, believing that much of the economic downturn is now reflected in its stock. Media stocks, which also fall into this category, were a mixed bag. McGraw-Hill was the portfolio's best media stock, as good performance by the company's educational business caused earnings to be above original forecasts. However, early outperformance by Disney was nearly erased by year end, and Interpublic Group, an advertising company, and Comcast, a cable television company, also had negative returns. These companies were hurt by rising interest rates and slowing advertising spending.

The consumer staples group was a performance standout for the portfolio in 2000, thanks to stock selection that hugely outperformed the index sector. The portfolio held three stocks: Avon, Pepsi, and Anheuser-Busch. Pepsi was also a top ten holding until its acquisition of Quaker Oats. Our expectation that unit volume growth would be the determining factor in performance was proven correct, as all three companies benefited from strong growth and good execution by financially disciplined managements. We were able to add Unilever and Procter & Gamble after their prices fell to levels that we felt were attractive despite slower growth rates.

While the portfolio benefited from an underweighting in technology, overweightings in Corning, Oracle, and Intel, which all outperformed, contributed positively. The portfolio captured most of its gains in these stocks by reducing its positions in them in the summer and early fall.

Our strategy within financial services was to increase the weighting in insurance stocks based on our view that the property and casualty insurance outlook was improving. Top ten holdings American International Group (up 37% for the year) and Marsh & McLennan (up 25%) were the portfolio's most spectacular performers. Another holding, Washington Mutual, soared 113% as investors began to anticipate a more favorable interest-rate environment.

The portfolio tends to invest in stocks with attractive valuations, and this year, after several years of huge underperformance, value stocks came back with a vengeance as logic returned to the market and systematic factors other than momentum were once again rewarded. The portfolio benefited from this return to a more balanced investment environment, and we look forward to being able to continue finding opportunities among U.S. stocks.

Sincerely,

Your Portfolio Management Team


/s/ Kathleen T. Millard                            /s/ Gregory S. Adams

Kathleen T. Millard                                Gregory S. Adams
Lead Portfolio Manager                             Portfolio Manager


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 29
                                               GROWTH AND INCOME PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Growth and Income Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

          Growth and Income
        Portfolio -- Class A*       S&P 500 Index
5/94*          10000                    10000
'94            10235                    10397
'95            13483                    14304
'96            16472                    17588
'97            21491                    23458
'98            23035                    30164
'99            24370                    36512
'00            23858                    33194

                        Yearly periods ended December 31

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Growth and Income Portfolio -- Class A*                           S&P 500 Index
-------------------------------------------------------------     -----------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of                     Average        Period Ended       Growth of                      Average
12/31/2000            $10,000      Cumulative       Annual        12/31/2000          $10,000       Cumulative      Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   9,790         -2.10%        -2.10%        1 Year            $   9,091         -9.09%         -9.09%
5 Year              $  17,695         76.95%        12.09%        5 Year            $  23,206        132.06%         18.31%
Life of                                                           Life of
Portfolio*          $  24,454        144.54%        14.37%        Portfolio*        $  33,194        231.94%         19.69%

* The Portfolio commenced operations on May 2, 1994. On May 1, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

                    Growth and Income
                   Portfolio -- Class B          S&P 500 Index
5/1/97**                  10000                      10000
6/97                      10540                      11085
12/97                     11601                      12258
6/98                      12745                      14430
12/98                     12407                      15762
6/99                      13841                      17713
12/99                     13087                      19079
6/00                      13226                      19000
12/00                     12781                      17345

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Growth and Income Portfolio -- Class B                            S&P 500 Index
-------------------------------------------------------------     -----------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of                     Average        Period Ended       Growth of                      Average
12/31/2000            $10,000      Cumulative       Annual        12/31/2000          $10,000       Cumulative      Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   9,767         -2.33%        -2.33%        1 Year            $   9,091         -9.09%         -9.09%
Life of                                                           Life of
Portfolio**         $  13,540         35.40%         8.62%        Portfolio**       $  17,345         73.45%         16.17%

**    The Portfolio commenced selling Class B shares on May 1, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns for the Life of the Portfolio for Class A would have been lower if the Portfolio's expenses were not maintained.


30 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GROWTH AND INCOME PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

Growth and Income Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

Equity Securities         95%  [PIE CHART]   Sector breakdown of the Portfolio's
Cash Equivalents           5%                equity holdings

                         100%                Financial                      23%
                                             Health                         13%
                                             Technology                     13%
                                             Energy                          9%
                                             Consumer Staples                9%
                                             Manufacturing                   8%
                                             Communications                  7%
                                             Consumer Discretionary          5%
                                             Media                           5%
                                             Other                           8%

                                                                           100%

The portfolio was correctly structured for a slowing economy, with a bias against cyclical stocks and consumer discretionary businesses that would be vulnerable to a slowdown.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(26% of Portfolio)

 1.   Citigroup, Inc.
      Provider of diversified financial services

 2.   American International Group, Inc.
      Provider of insurance services

 3.   American Home Products Corp.
      Manufacturer and retailer of pharmaceuticals and consumer health care products

 4.   General Electric Co.
      Diversified manufacturing conglomerate

 5.   Wal-Mart Stores, Inc.
      Operator of discount stores

 6.   Exxon Mobil Corp.
      Provider of oil internationally

 7.   Marsh & McLennan Companies, Inc.
      Provider of insurance, brokerage and investment management

 8.   Anheuser-Busch Companies, Inc.
      Producer of brand name beers

 9.   SBC Communications, Inc.
      Provider of telecommunication services

10.   PepsiCo, Inc.
      Provider of soft drinks, snack foods and food services


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 31
                                               GROWTH AND INCOME PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Growth and Income Portfolio

                                                                                                Principal
                                                                                                Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 4.7%
------------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Discount Note, 6.7%**, 1/2/2001
    (Cost $9,519,493) ......................................................................     9,521,000    9,519,493

                                                                                                    Shares
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.3%
------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 4.6%
Department & Chain Stores
Home Depot, Inc. ...........................................................................        38,900    1,777,244
May Department Stores Co. ..................................................................        64,300    2,105,825
Wal-Mart Stores, Inc. ......................................................................       100,800    5,355,000
                                                                                                             ----------
                                                                                                              9,238,069
                                                                                                             ----------
Consumer Staples 8.2%
Alcohol & Tobacco 2.3%
Anheuser-Busch Companies, Inc. .............................................................       100,500    4,572,750
                                                                                                             ----------
Food & Beverage 3.2%
PepsiCo, Inc. ..............................................................................        81,600    4,044,300
Unilever N.V ...............................................................................        38,600    2,429,387
                                                                                                             ----------
                                                                                                              6,473,687
                                                                                                             ----------
Package Goods/Cosmetics 2.7%
Avon Products, Inc. ........................................................................        69,200    3,312,950
Procter & Gamble Co. .......................................................................        26,600    2,086,437
                                                                                                             ----------
                                                                                                              5,399,387
                                                                                                             ----------
Health 12.8%
Biotechnology 0.5%
Genzyme Corp.* .............................................................................        11,500    1,034,281
                                                                                                             ----------
Medical Supply & Specialty 1.6%
Baxter International, Inc. .................................................................        36,600    3,232,237
                                                                                                             ----------
Pharmaceuticals 10.7%
American Home Products Corp. ...............................................................        89,800    5,706,790
Bristol-Myers Squibb Co. ...................................................................        40,600    3,001,862
Eli Lilly & Co. ............................................................................        40,200    3,741,113
Johnson & Johnson ..........................................................................        23,200    2,437,450
Merck & Co., Inc. ..........................................................................        37,200    3,482,850
Pfizer, Inc. ...............................................................................        70,900    3,261,400
                                                                                                             ----------
                                                                                                             21,631,465
                                                                                                             ----------
Communications 6.8%
Cellular Telephone 0.8%
Nokia Oyj (ADR) ............................................................................        37,700    1,639,950
                                                                                                             ----------

Telephone/Communications 6.0%
BellSouth Corp. ............................................................................        79,000    3,234,063
SBC Communications, Inc. ...................................................................        95,580    4,563,945
Sprint Corp. ...............................................................................        68,000    1,381,250
Verizon Communications, Inc. ...............................................................        58,572    2,935,922
                                                                                                             ----------
                                                                                                             12,115,180
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


32 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                    Shares    Value ($)
------------------------------------------------------------------------------------------------------------------------
Financial 22.1%
Banks 5.5%
Bank One Corp. .............................................................................        63,800    2,336,675
Bank of America Corp. ......................................................................        25,300    1,160,638
Chase Manhattan Corp. ......................................................................        36,300    1,649,381
FleetBoston Financial Corp. ................................................................        57,200    2,148,575
Washington Mutual, Inc. ....................................................................        72,800    3,862,950
                                                                                                             ----------
                                                                                                             11,158,219
                                                                                                             ----------
Insurance 4.1%
Allstate Corp. .............................................................................        46,400    2,021,300
American International Group, Inc. .........................................................        64,100    6,317,856
                                                                                                             ----------
                                                                                                              8,339,156
                                                                                                             ----------
Consumer Finance 6.0%
American Express Co. .......................................................................        36,300    1,994,231
Citigroup, Inc. ............................................................................       136,300    6,959,814
Mellon Financial Corp. .....................................................................        63,300    3,113,569
                                                                                                             ----------
                                                                                                             12,067,614
                                                                                                             ----------
Other Financial Companies 6.5%
Federal National Mortgage Association ......................................................        39,900    3,461,325
Lehman Brothers Holdings, Inc. .............................................................        21,200    1,433,650
Marsh & McLennan Companies, Inc. ...........................................................        40,000    4,680,000
Morgan Stanley Dean Witter & Co. ...........................................................        43,700    3,463,225
                                                                                                             ----------
                                                                                                             13,038,200
                                                                                                             ----------
Media 4.4%
Advertising 1.5%
Interpublic Group of Companies, Inc. .......................................................        71,500    3,043,219
                                                                                                             ----------
Broadcasting & Entertainment 1.4%
Walt Disney Co. ............................................................................       100,600    2,911,113
                                                                                                             ----------
Cable Television 1.5%
Comcast Corp. "A"* .........................................................................        71,900    3,001,825
                                                                                                             ----------
Service Industries 1.7%
Printing/Publishing
McGraw-Hill, Inc. ..........................................................................        57,100    3,347,488
                                                                                                             ----------
Durables 3.6%
Aerospace 1.9%
Boeing Co. .................................................................................        57,400    3,788,400
                                                                                                             ----------
Automobiles 0.6%
Ford Motor Co. .............................................................................        58,039    1,360,289
                                                                                                             ----------
Construction/Agricultural Equipment 1.1%
Deere & Co. ................................................................................        47,200    2,162,350
                                                                                                             ----------
Manufacturing 7.3%
Chemicals 1.1%
Dow Chemical Co. ...........................................................................        59,500    2,179,188
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 33
                                               GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                    Shares    Value ($)
------------------------------------------------------------------------------------------------------------------------
Containers & Paper 1.4%
International Paper Co. ....................................................................        71,900    2,934,419
                                                                                                             ----------
Diversified Manufacturing 2.8%
General Electric Co. .......................................................................       117,200    5,618,275
                                                                                                             ----------
Industrial Specialty 2.0%
Corning, Inc. ..............................................................................        76,300    4,029,594
                                                                                                             ----------
Technology 11.9%
Computer Software 3.4%
Intuit, Inc.* ..............................................................................        20,100      792,694
Microsoft Corp.* ...........................................................................        83,200    3,619,200
Oracle Corp.* ..............................................................................        82,100    2,386,031
                                                                                                             ----------
                                                                                                              6,797,925
                                                                                                             ----------
Diverse Electronic Products 0.9%
Applied Materials, Inc.* ...................................................................        50,200    1,917,013
                                                                                                             ----------
EDP Peripherals 1.1%
EMC Corp.* .................................................................................        34,500    2,294,250
                                                                                                             ----------
Electronic Components/Distributors 1.5%
Cisco Systems, Inc.* .......................................................................        77,400    2,960,550
                                                                                                             ----------
Electronic Data Processing 2.8%
Compaq Computer Corp. ......................................................................       103,000    1,550,150
Hewlett-Packard Co. ........................................................................        59,800    1,887,438
International Business Machines Corp. ......................................................         9,500      807,500
Sun Microsystems, Inc.* ....................................................................        54,600    1,521,975
                                                                                                             ----------
                                                                                                              5,767,063
                                                                                                             ----------
Semiconductors 2.2%
Intel Corp. ................................................................................       119,600    3,617,900
Linear Technology Corp. ....................................................................        16,300      753,875
                                                                                                             ----------
                                                                                                              4,371,775
                                                                                                             ----------
Energy 9.1%
Oil & Gas Production 5.6%
Burlington Resources, Inc. .................................................................        45,200    2,282,600
Exxon Mobil Corp. ..........................................................................        56,407    4,903,884
Royal Dutch Petroleum Co. (New York shares) ................................................        34,400    2,083,350
Total Fina ELF S.A. (ADR) ..................................................................        28,290    2,056,329
                                                                                                             ----------
                                                                                                             11,326,163
                                                                                                             ----------
Oil Companies 1.0%
Chevron Corp. ..............................................................................        24,500    2,068,719
                                                                                                             ----------
Oilfield Services/Equipment 0.7%
Schlumberger Ltd. ..........................................................................        17,000    1,358,938
                                                                                                             ----------
Miscellaneous 1.8%
Exelon Corp. ...............................................................................        50,350    3,535,074
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


34 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                   Shares     Value ($)
------------------------------------------------------------------------------------------------------------------------
Metals & Minerals 0.9%
Steel & Metals
Alcoa, Inc. ................................................................................        56,800    1,902,800
                                                                                                            -----------
Transportation 0.5%
Airlines
AMR Corp. ..................................................................................        26,200    1,026,713
                                                                                                            -----------
Utilities 1.4%
Electric Utilities
FPL Group, Inc. ............................................................................        39,000    2,798,250
                                                                                                            -----------

Total Common Stocks (Cost $174,932,661) ....................................................                192,441,588
Total Investment Portfolio -- 100.0% (Cost $184,452,154) (a) ...............................                201,961,081

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate.

(a) At December 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $184,829,647 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......................................................................  $29,914,945
      Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over value ......................................................................   12,783,511

      Net unrealized appreciation ........................................................................  $17,131,434

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2000, aggregated $136,908,641 and $125,717,170, respectively.

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 35
                                               GROWTH AND INCOME PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Growth and Income Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $184,452,154) ............................................  $201,961,081
Cash ...............................................................................................        10,714
Receivable for investments sold ....................................................................       248,368
Dividends receivable ...............................................................................       166,367
Receivable for Portfolio shares sold ...............................................................       141,158
Foreign taxes recoverable ..........................................................................        24,982
                                                                                                      ------------
Total assets .......................................................................................   202,552,670

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for investments purchased ..................................................................     4,366,794
Payable for Portfolio shares redeemed ..............................................................       201,379
Accrued management fee .............................................................................        77,883
Accrued accounting fees ............................................................................         6,139
Other accrued expenses and payables ................................................................       124,151
                                                                                                      ------------
Total liabilities ..................................................................................     4,776,346

Net assets, at value                                                                                  $197,776,324

Net Assets
-------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ................................................................     2,108,206
Net unrealized appreciation (depreciation) on investments ..........................................    17,508,927
Accumulated net realized gain (loss) ...............................................................     3,788,469
Paid-in capital ....................................................................................   174,370,722

Net assets, at value                                                                                  $197,776,324

Class A

Net Asset Value, offering and redemption price per share ($184,810,800 / 17,799,855 outstanding
   shares of beneficial interest, no par value, unlimited number of shares authorized) .............  $      10.38

Class B

Net Asset Value, offering and redemption price per share ($12,965,524 /
   1,253,011 outstanding shares of beneficial interest, no par value, unlimited number of shares
   authorized) .....................................................................................  $      10.35

    The accompanying notes are an integral part of the financial statements.


36 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,352) ................................................  $  2,757,479
Interest ...........................................................................................       524,055
                                                                                                      ------------
Total Income .......................................................................................     3,281,534
                                                                                                      ------------
Expenses:
Management fee .....................................................................................       959,668
Custodian fees .....................................................................................        20,166
Accounting fees ....................................................................................        73,430
Distribution fees (Class B) ........................................................................        32,965
Auditing ...........................................................................................        21,582
Legal ..............................................................................................         3,407
Trustees' fees and expenses ........................................................................        16,354
Reports to shareholders ............................................................................        15,179
Registration fees ..................................................................................         1,125
Other ..............................................................................................        18,200
                                                                                                      ------------
Total expenses, before expense reductions ..........................................................     1,162,076
Expense reductions .................................................................................          (649)
                                                                                                      ------------
Total expenses, after expense reductions ...........................................................     1,161,427

Net investment income (loss)                                                                             2,120,107

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..........................................................     7,828,329
                                                                                                      ------------
Net unrealized appreciation (depreciation) during the period on investments ........................   (14,888,551)

Net gain (loss) on investment transactions                                                              (7,060,222)

Net increase (decrease) in net assets resulting from operations ....................................  $ (4,940,115)

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 37
                                               GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                                             Years Ended December 31,
                                                                                               2000             1999
--------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   2,120,107    $   4,053,528
Net realized gain (loss) on investment transactions ....................................       7,828,329         (425,923)
Net unrealized appreciation (depreciation) on investment transactions during the period      (14,888,551)       7,061,426
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................      (4,940,115)      10,689,031
                                                                                           -------------    -------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................      (2,612,109)      (2,084,300)
                                                                                           -------------    -------------
Class B ................................................................................        (162,390)        (145,438)
                                                                                           -------------    -------------
Net realized gains:
Class A ................................................................................      (3,459,899)     (13,310,859)
                                                                                           -------------    -------------
Class B ................................................................................        (256,077)      (1,061,031)
                                                                                           -------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................      63,758,174       84,060,024
Reinvestment of distributions ..........................................................       6,072,008       15,395,159
Cost of shares redeemed ................................................................     (74,310,785)     (78,589,880)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Class A share transactions ..................      (4,480,603)      20,865,303
                                                                                           -------------    -------------
Class B
Proceeds from shares sold ..............................................................       3,915,299        2,289,092
Reinvestment of distributions ..........................................................         418,467        1,206,469
Cost of shares redeemed ................................................................      (4,350,271)      (3,472,243)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Class B share transactions ..................         (16,505)          23,318
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................     (15,927,698)      14,976,024
Net assets at beginning of period ......................................................     213,704,022      198,727,998

Net assets at end of period (including undistributed net investment income of $2,108,206
   and $2,764,198, respectively) .......................................................   $ 197,776,324    $ 213,704,022

Other Information
--------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ..............................................      18,237,831       16,394,977
                                                                                           -------------    -------------
Shares sold ............................................................................       5,960,868        7,593,339
Shares issued to shareholders in reinvestment of distributions .........................         568,374        1,356,967
Shares redeemed ........................................................................      (6,967,218)      (7,107,452)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................        (437,976)       1,842,854

Shares outstanding at end of period ....................................................      17,799,855       18,237,831

Class B
Shares outstanding at beginning of period ..............................................       1,266,642        1,267,444
                                                                                           -------------    -------------
Shares sold ............................................................................         356,199          207,208
Shares issued to shareholders in reinvestment of distributions .........................          39,219          106,495
Shares redeemed ........................................................................        (409,049)        (314,505)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................         (13,631)            (802)

Shares outstanding at end of period ....................................................       1,253,011        1,266,642

    The accompanying notes are an integral part of the financial statements.


38 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GROWTH AND INCOME PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Growth and Income Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A (b)

----------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                      2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 10.96     $ 11.25     $ 11.48     $  9.37     $  7.98
                                                                           -------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                               .11         .22         .27         .27         .27
Net realized and unrealized gain (loss) on investment transactions            (.33)        .46         .54        2.47        1.46
                                                                           -------------------------------------------------------
  Total from investment operations                                            (.22)        .68         .81        2.74        1.73
Less distributions from:
Net investment income                                                         (.15)       (.13)       (.25)       (.26)       (.23)
Net realized gains on investment transactions                                 (.21)       (.84)       (.79)       (.37)       (.11)
                                                                           -------------------------------------------------------
  Total distributions                                                         (.36)       (.97)      (1.04)       (.63)       (.34)
Net asset value, end of period                                             $ 10.38     $ 10.96     $ 11.25     $ 11.48     $  9.37
                                                                           -------------------------------------------------------
Total Return (%)                                                             (2.10)       5.80        7.18       30.47       22.17

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         185         200         184         157          91
Ratio of expenses (%)                                                          .56         .55         .56         .58         .66
Ratio of net investment income (loss) (%)                                     1.06        2.01        2.41        2.54        3.14
Portfolio turnover rate (%)                                                     65          65          39          28          32

Class B

------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                               2000         1999         1998       1997(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $10.93       $11.24       $11.47     $ 9.44
                                                                                     -------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                        .09          .19          .25        .14
Net realized and unrealized gain (loss) on investment transactions                     (.33)         .46          .54       2.02
                                                                                     -------------------------------------------
  Total from investment operations                                                     (.24)         .65          .79       2.16
Less distributions from:
Net investment income                                                                  (.13)        (.12)        (.23)      (.13)
Net realized gains on investment transactions                                          (.21)        (.84)        (.79)        --
                                                                                     -------------------------------------------
  Total distributions                                                                  (.34)        (.96)       (1.02)      (.13)
Net asset value, end of period                                                       $10.35       $10.93       $11.24     $11.47
                                                                                     -------------------------------------------
Total Return (%)                                                                      (2.33)        5.48         6.95      22.89**

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   13           14           14          7
Ratio of expenses (%)                                                                   .81          .80          .79        .80*
Ratio of net investment income (loss) (%)                                               .81         1.76         2.20       2.13*
Portfolio turnover rate (%)                                                              65           65           39         28

(a)   Based on monthly average shares outstanding during the period.

(b)   On May 1, 1997 existing shares were redesignated as Class A shares.

(c) For the period May 1, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*     Annualized

**    Not annualized


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 39
                                               GROWTH AND INCOME PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

[SIDEBAR]

While the rapid rotation from growth to value hindered performance, our conservative approach to growth investing enabled the portfolio to perform fairly well versus its peers.

[END SIDEBAR]

Capital Growth Portfolio

Dear Shareholders,

An ongoing battle for market dominance between "new economy" technology and Internet stocks and more conservative value-oriented stocks resulted in a volatile market environment during much of the past 12 months. Early in the period, a combination of strong economic momentum, moderate inflation, and an improving corporate profit outlook helped ease concerns about the impact of rising energy and labor prices and the threat of a more aggressive monetary tightening by the Federal Reserve Board (the Fed). In the spring, however, leadership shifted from technology and Internet stocks as financial and cyclical sectors responded favorably to a more benign economic outlook. At the same time, investors once again focused on valuation and earnings, shied away from companies with unproven business plans and no current earnings, and sought out more seasoned and reasonably valued companies.

In August, a strong rally in growth stocks gave way to profit-taking brought about by concerns as to how the now slowing economy, higher oil prices, and a weak Euro currency will impact corporate earnings. In September, the selling intensified. Many bellwether companies, across different economic sectors, pre-announced that earnings would likely fail to meet expectations. The most visible pre-announcements came in technology, which reinforced investor concerns that third-quarter revenues and earnings may be significantly lower than anticipated and not attributable to company-specific factors. Throughout the third quarter, however, the fund's diversified approach and attention to risk management helped mitigate losses, particularly in the technology sector.

By the fourth quarter, investor concerns regarding the presidential election, a slowing economy, and continued downward revisions to corporate earnings resulted in volatile market conditions and declines for many broad averages. Growth-oriented sectors and companies felt the brunt of this uncertainty as investors aggressively sold shares in many fine companies. Profit warnings from bellwether companies such as Microsoft and Intel also contributed to the poor investor sentiment for growth stocks. As more profit warnings surfaced, investors shifted funds toward more value-oriented sectors and issues, which typically have more current earnings supporting stock valuations. This rapid rotation from growth to value had a large influence on the Fund's performance for the fourth quarter and, therefore, the year as well. For the 12 months ended December 31, 2000, Class A shares returned -9.90% compared with a -9.09% return of the portfolio's unmanaged benchmark, the S&P 500. The magnitude of the shift is evidenced by the fact that the Russell Large Cap Growth Index declined 21%, while the Russell Large Cap Value Index gained 4% in the fourth quarter. However, our more conservative approach to growth investing enabled the portfolio to perform fairly well versus its peers.

We are encouraged that the market has refocused its attention on fundamentals. This means that while investors are looking for growth, they want growth at a reasonable price. This renewed focus on valuation is the reason many high-flying stocks came crashing down. We don't think this is a temporary situation. We believe a market focused on fundamentals should benefit the portfolio. We also continue to believe the market will remain very selective, rewarding only those companies that are able to consistently demonstrate above-average earnings growth. In this environment, we believe our focus on risk control and identifying companies with dominant competitive positions and the ability to sustain superior earnings growth is particularly important.

Sincerely,

Your Portfolio Manager

/s/ William F. Gadsden

William F. Gadsden
Lead Portfolio Manager


40 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   CAPITAL GROWTH PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Capital Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

           Capital Growth
       Portfolio -- Class A*   S&P 500 Index
'90            10000              10000
'91            13955              13046
'92            14852              14044
'93            17953              15459
'94            16217              15662
'95            20863              21547
'96            25063              26493
'97            34024              35336
'98            41927              45437
'99            56699              54999
'00            51085              50001

                        Yearly periods ended December 31

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Capital Growth Portfolio -- Class A*                             S&P 500 Index
---------------------------------------------------------------  -----------------------------------------------------------
                                          Total Return                                                     Total Return
                                  -----------------------------                                    -------------------------
Period Ended        Growth of                      Average       Period Ended       Growth of                      Average
12/31/2000           $10,000      Cumulative       Annual        12/31/2000          $10,000       Cumulative      Annual
---------------------------------------------------------------  -----------------------------------------------------------
1 Year              $   9,010        -9.90%         -9.90%       1 Year             $   9,091         -9.09%        -9.09%
5 Year              $  24,486       144.86%         19.61%       5 Year             $  23,206        132.06%        18.31%
10 Year             $  51,085       410.85%         17.71%       10 Year            $  50,001        400.01%        17.45%

* On May 12, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

                      Capital Growth
                   Portfolio -- Class B        S&P 500 Index
5/97**                    10000                    10000
6/97                      10581                    10449
12/97                     11569                    11554
6/98                      13391                    13601
12/98                     14222                    14857
6/99                      15776                    16696
12/99                     19183                    17984
6/00                      19803                    17909
12/00                     17240                    16350

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Capital Growth Portfolio -- Class B                               S&P 500 Index
-------------------------------------------------------------     ------------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      ---------------------------
Period Ended        Growth of                      Average        Period Ended      Growth of                      Average
12/31/2000           $10,000       Cumulative      Annual         12/31/2000         $10,000       Cumulative      Annual
-------------------------------------------------------------     ------------------------------------------------------------
1 Year              $   8,987        -10.13%       -10.13%        1 Year            $   9,091         -9.09%         -9.09%
Life of                                                           Life of
Portfolio**         $  17,584         75.84%        16.81%        Portfolio**       $  16,350         63.50%         14.68%

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 41
                                                  CAPITAL GROWTH PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

Capital Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

Equity Securities       98%                   Sector breakdown of the
Cash Equivalents         2%    [PIE CHART]    Portfolio's equity holdings

                       100%                   Technology                     23%
                                              Health                         19%
                                              Financial                      10%
                                              Consumer Staples                8%
                                              Energy                          8%
                                              Media                           7%
                                              Communications                  7%
                                              Manufacturing                   7%
                                              Consumer Discretionary          5%
                                              Other                           6%

                                                                            100%

While the rapid rotation from growth to value hindered performance, our conservative approach to growth investing enabled the portfolio to perform fairly well versus its peers.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(30% of Portfolio)

 1. General Electric Co.
    Diversified manufacturing conglomerate

 2. Pfizer, Inc.
    Manufacturer of prescription pharmaceuticals and non-prescription self-medications

 3. Cisco Systems, Inc.
    Manufacturer of computer network products

 4. Schlumberger Ltd.
    Provider of oil field services

 5. American International Group, Inc.
    Provider of insurance services

 6. Citigroup, Inc.
    Provider of diversified financial services

 7. PepsiCo, Inc.
    Provider of soft drinks, snack foods and food services

 8. Baxter International, Inc.
    Manufacturer and distributor of hospital and laboratory products and services

 9. United Technologies Corp.
    Manufacturer of aerospace equipment, climate control systems and elevators

10. Intel Corp.
    Producer of semiconductor memory circuits


42 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   CAPITAL GROWTH PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Capital Growth Portfolio

                                                                                                 Principal
                                                                                                Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.1%
-----------------------------------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 5.95%, to be repurchased at $23,786,715 on 1/2/2001**
    (Cost $23,771,000) .....................................................................    23,771,000   23,771,000

                                                                                                  Shares
----------------------------------------------------------------------------------------------------------------------
Common Stocks 97.9%
----------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 5.3%
Department & Chain Stores
Home Depot, Inc. ..........................................................................       492,250   22,489,672
Target Corp. ..............................................................................       423,200   13,648,200
Wal-Mart Stores, Inc. .....................................................................       454,400   24,140,000
                                                                                                           -----------
                                                                                                            60,277,872
                                                                                                           -----------
Consumer Staples 7.8%
Alcohol & Tobacco 1.1%
Anheuser-Busch Companies, Inc. ............................................................       255,800   11,638,900
                                                                                                           -----------
Food & Beverage 4.1%
Coca-Cola Co. .............................................................................       266,300   16,227,656
PepsiCo, Inc. .............................................................................       612,000   30,332,250
                                                                                                           -----------
                                                                                                            46,559,906
                                                                                                           -----------
Package Goods/Cosmetics 2.6%
Colgate-Palmolive Co. .....................................................................       282,900   18,261,195
Gillette Co. ..............................................................................       302,000   10,909,750
                                                                                                           -----------
                                                                                                            29,170,945
                                                                                                           -----------
Health 18.4%
Biotechnology 2.6%
Genentech, Inc.* ..........................................................................       180,000   14,670,000
Immunex Corp.* ............................................................................       167,900    6,820,938
MedImmune, Inc.* ..........................................................................       161,200    7,687,225
                                                                                                           -----------
                                                                                                            29,178,163
                                                                                                           -----------
Medical Supply & Specialty 5.0%
Applera Corp. -- Applied Biosystems Group .................................................       113,500   10,676,094
Baxter International, Inc. ................................................................       320,100   28,268,831
Becton Dickinson & Co. ....................................................................       511,400   17,707,225
                                                                                                           -----------
                                                                                                            56,652,150
                                                                                                           -----------
Pharmaceuticals 10.8%
Abbott Laboratories .......................................................................       328,000   15,887,500
Bristol-Myers Squibb Co. ..................................................................       172,100   12,724,644
Eli Lilly & Co. ...........................................................................       240,200   22,353,613
Merck & Co., Inc. .........................................................................       222,800   20,859,650
Pfizer, Inc. ..............................................................................     1,086,075   49,959,450
                                                                                                           -----------
                                                                                                           121,784,857
                                                                                                           -----------
Communications 6.7%
Cellular Telephone 2.4%
Nokia Oyj (ADR) ...........................................................................       322,800   14,041,800
Vodafone Group plc (ADR) ..................................................................       348,800   12,491,400
                                                                                                           -----------
                                                                                                            26,533,200
                                                                                                           -----------
Telephone/Communications 4.3%
AT&T Wireless Group* ......................................................................       406,700    7,040,994

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 43
                                                  CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                   Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------
BroadWing, Inc.* ...........................................................................       458,200   10,452,688
JDS Uniphase Corp.* ........................................................................       156,500    6,524,094
Qwest Communications International, Inc.* ..................................................       299,588   12,283,108
Verizon Communications, Inc. ...............................................................       244,600   12,260,575
                                                                                                             ----------
                                                                                                             48,561,459
                                                                                                             ----------
Financial 9.4%
Insurance 2.8%
American International Group, Inc. .........................................................       323,102   31,845,741
                                                                                                             ----------
Consumer Finance 5.1%
American Express Co. .......................................................................       481,400   26,446,913
Citigroup, Inc. ............................................................................       602,233   30,751,523
                                                                                                             ----------
                                                                                                             57,198,436
                                                                                                             ----------
Other Financial Companies 1.5%
Marsh & McLennan Companies, Inc. ...........................................................       140,200   16,403,400
                                                                                                             ----------
Media 7.3%
Advertising 1.8%
Interpublic Group of Companies, Inc. .......................................................       169,200    7,201,575
Omnicom Group, Inc. ........................................................................       160,200   13,276,575
                                                                                                             ----------
                                                                                                             20,478,150
                                                                                                             ----------
Broadcasting & Entertainment 2.5%
Infinity Broadcasting Corp.* ...............................................................       279,900    7,819,706
Viacom, Inc. "B"* ..........................................................................       230,400   10,771,200
Walt Disney Co. ............................................................................       322,000    9,317,875
                                                                                                             ----------
                                                                                                             27,908,781
                                                                                                             ----------
Cable Television 3.0%
AT&T Corp. -- Liberty Media Group "A"* .....................................................     1,138,000   15,434,125
Comcast Corp. "A"* .........................................................................       445,300   18,591,275
                                                                                                             ----------
                                                                                                             34,025,400
                                                                                                             ----------
Service Industries 3.4%
EDP Services 1.1%
Electronic Data Systems Corp. ..............................................................       216,700   12,514,425
                                                                                                             ----------
Investment 1.5%
Goldman Sachs Group, Inc. ..................................................................        62,900    6,726,369
Merrill Lynch & Co., Inc. ..................................................................       143,700    9,798,544
                                                                                                             ----------
                                                                                                             16,524,913
                                                                                                             ----------
Miscellaneous Commercial Services 0.8%
Siebel Systems, Inc.* ......................................................................       137,500    9,315,625
                                                                                                             ----------
Durables 2.5%
Aerospace
United Technologies Corp. ..................................................................       356,700   28,045,538
                                                                                                             ----------
Manufacturing 6.6%
Diversified Manufacturing 5.6%
General Electric Co. .......................................................................     1,082,000   51,868,375
Tyco International Ltd. ....................................................................       205,800   11,421,900
                                                                                                             ----------
                                                                                                             63,290,275
                                                                                                             ----------
Industrial Specialty 1.0%
Corning, Inc. ..............................................................................       218,700   11,550,094
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.


44 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                  Shares        Value ($)
-------------------------------------------------------------------------------------------------------------------------
Technology 22.8%
Computer Software 7.4%
America Online, Inc.* .....................................................................       377,400      13,133,520
i2 Technologies, Inc.* ....................................................................       106,200       5,774,625
Intuit, Inc.* .............................................................................       333,400      13,148,463
Microsoft Corp.* ..........................................................................       618,500      26,904,750
Oracle Corp.* .............................................................................       827,500      24,049,213
                                                                                                            -------------
                                                                                                               83,010,571
                                                                                                            -------------
Diverse Electronic Products 1.8%
Applied Materials, Inc.* ..................................................................       366,400      13,991,900
Dell Computer Corp.* ......................................................................       362,900       6,328,069
                                                                                                            -------------
                                                                                                               20,319,969
                                                                                                            -------------
EDP Peripherals 2.2%
EMC Corp.* ................................................................................       371,800      24,724,700
                                                                                                            -------------
Electronic Components/Distributors 4.2%
Applied Micro Circuits Corp.* .............................................................       105,600       7,924,950
Cisco Systems, Inc.* ......................................................................       867,000      33,162,750
Juniper Networks, Inc.* ...................................................................        51,000       6,429,188
                                                                                                            -------------
                                                                                                               47,516,888
                                                                                                            -------------
Electronic Data Processing 3.4%
International Business Machines Corp. .....................................................       240,800      20,468,000
Sun Microsystems, Inc.* ...................................................................       650,400      18,129,900
                                                                                                            -------------
                                                                                                               38,597,900
                                                                                                            -------------
Semiconductors 3.8%
Intel Corp. ...............................................................................       896,100      27,107,025
Vitesse Semiconductor Corp.* ..............................................................       157,800       8,728,313
Xilinx, Inc.* .............................................................................       147,000       6,780,375
                                                                                                            -------------
                                                                                                               42,615,713
                                                                                                            -------------
Energy 7.6%
Oil & Gas Production 4.7%
Anadarko Petroleum Corp. ..................................................................       271,300      19,284,004
Exxon Mobil Corp. .........................................................................       231,941      20,164,371
Nabors Industries, Inc.* ..................................................................       235,500      13,929,825
                                                                                                            -------------
                                                                                                               53,378,200
                                                                                                            -------------
Oilfield Services/Equipment 2.9%
Schlumberger Ltd. .........................................................................       405,900      32,446,631
                                                                                                            -------------

Utilities 0.1%
Electric Utilities
Southern Energy, Inc.* ....................................................................        56,300       1,593,994
                                                                                                            -------------

Total Common Stocks (Cost $927,140,339) ....................................................                1,103,662,796
Total Investment Portfolio -- 100.0% (Cost $950,911,339) (a) ................................               1,127,433,796

*     Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At December 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $951,647,000 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ...............................................................................  $  262,683,351
    Aggregate gross unrealized depreciation for all investments in which there is an excess
    of tax cost over value ...............................................................................      86,896,555
    Net unrealized appreciation ..........................................................................  $  175,786,796

--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2000, aggregated $679,754,752 and $667,744,654, respectively.

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 45
                                                  CAPITAL GROWTH PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Capital Growth Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $950,911,339) ............................................  $1,127,433,796
Cash ...............................................................................................             965
Dividends receivable ...............................................................................         928,750
Interest receivable ................................................................................          11,786
Receivable for Portfolio shares sold ...............................................................         471,551
Other assets .......................................................................................             146
                                                                                                      --------------
Total assets .......................................................................................   1,128,846,994

Liabilities
--------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ..............................................................         745,181
Accrued management fee .............................................................................         437,501
Accrued accounting fee .............................................................................          12,720
Other accrued expenses and payables ................................................................          94,351
                                                                                                      --------------
Total liabilities ..................................................................................       1,289,753

Net assets, at value                                                                                  $1,127,557,241

Net Assets
--------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ................................................................       3,651,924
Net unrealized appreciation (depreciation) on investments ..........................................     176,522,457
Accumulated net realized gain (loss) ...............................................................     115,448,001
Paid-in capital ....................................................................................     831,934,859
Net assets, at value                                                                                  $1,127,557,241

Class A

Net Asset Value, offering and redemption price per share ($1,126,398,515 / 48,831,124 outstanding
  shares of beneficial interest, no par value, unlimited number of shares authorized) ..............  $        23.07

Class B

Net Asset Value, offering and redemption price per share ($1,158,726 / 50,385 outstanding shares
  of beneficial interest, no par value, unlimited number of shares authorized) .....................  $        23.00

    The accompanying notes are an integral part of the financial statements.


46 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $41,423) ...............................................  $   7,761,457
Interest ...........................................................................................      2,082,982
                                                                                                      -------------
Total Income .......................................................................................      9,844,439
                                                                                                      -------------
Expenses:
Management fee .....................................................................................      5,692,473
Custodian fees .....................................................................................         59,538
Accounting fees ....................................................................................        163,280
Distribution fees (Class B) ........................................................................          3,530
Auditing ...........................................................................................         19,270
Legal ..............................................................................................         10,030
Trustees' fees and expenses ........................................................................         19,379
Reports to shareholders ............................................................................         35,589
Registration fees ..................................................................................         44,393
Other ..............................................................................................         34,494
                                                                                                      -------------
Total expenses, before expense reductions ..........................................................      6,081,976
Expense reductions .................................................................................         (3,424)
                                                                                                      -------------
Total expenses, after expense reductions ...........................................................      6,078,552
Net investment income (loss)                                                                              3,765,887

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ..........................................................    116,658,634
                                                                                                      -------------
Net unrealized appreciation (depreciation) during the period on investments ........................   (245,068,780)
Net gain (loss) on investment transactions .........................................................   (128,410,146)

Net increase (decrease) in net assets resulting from operations ....................................  $(124,644,259)

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 47
                                                  CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000             1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................     $    3,765,887   $    4,335,201
Net realized gain (loss) on investment transactions ....................................        116,658,634      149,905,463
Net unrealized appreciation (depreciation) on investment transactions during the period        (245,068,780)     170,488,185
                                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations ........................       (124,644,259)     324,728,849
                                                                                             --------------   --------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................         (3,035,225)      (2,669,192)
                                                                                             --------------   --------------
Class B ................................................................................                 --           (1,420)
                                                                                             --------------   --------------
Net realized gains:
Class A ................................................................................       (149,151,554)     (95,714,159)
                                                                                             --------------   --------------
Class B ................................................................................           (177,202)         (90,868)
                                                                                             --------------   --------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................        255,484,175      250,685,427
Reinvestment of distributions ..........................................................        152,186,779       98,383,351
Cost of shares redeemed ................................................................       (258,368,143)    (221,798,743)
                                                                                             --------------   --------------
Net increase (decrease) in net assets from Class A share transactions ..................        149,302,811      127,270,035
                                                                                             --------------   --------------
Class B
Proceeds from shares sold ..............................................................            370,040          147,712
Reinvestment of distributions ..........................................................            177,202           92,288
Cost of shares redeemed ................................................................           (370,753)         (15,571)
                                                                                             --------------   --------------
Net increase (decrease) in net assets from Class B share transactions ..................            176,489          224,429
                                                                                             --------------   --------------
Increase (decrease) in net assets ......................................................       (127,528,940)     353,747,674
Net assets at beginning of period ......................................................      1,255,086,181      901,338,507

Net assets at end of period (including undistributed net investment income of
   $3,651,924 and  $2,921,261, respectively) ...........................................     $1,127,557,241   $1,255,086,181

Other Information
----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ..............................................         43,044,031       37,591,894
                                                                                             --------------   --------------
Shares sold ............................................................................          9,593,674       10,268,993
Shares issued to shareholders in reinvestment of distributions .........................          5,968,108        4,293,111
Shares redeemed ........................................................................         (9,774,689)      (9,109,967)
                                                                                             --------------   --------------
Net increase (decrease) in Portfolio shares ............................................          5,787,093        5,452,137
Shares outstanding at end of period ....................................................         48,831,124       43,044,031

Class B
Shares outstanding at beginning of period ..............................................             44,161           34,617
                                                                                             --------------   --------------
Shares sold ............................................................................             13,466            6,164
Shares issued to shareholders in reinvestment of distributions .........................              6,957            4,032
Shares redeemed ........................................................................            (14,199)            (652)
                                                                                             --------------   --------------
Net increase (decrease) in Portfolio shares ............................................              6,224            9,544
Shares outstanding at end of period ....................................................             50,385           44,161

    The accompanying notes are an integral part of the financial statements.


48 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   CAPITAL GROWTH PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Capital Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A (b)

------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                        2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $29.13    $23.95    $20.63    $16.50    $15.08
                                                                              ------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                 .08       .10       .16       .18       .19
Net realized and unrealized gain (loss) on investment transactions             (2.63)     7.64      4.46      5.39      2.68
                                                                              ------------------------------------------------------
  Total from investment operations                                             (2.55)     7.74      4.62      5.57      2.87
Less distributions from:
Net investment income                                                           (.07)     (.07)     (.17)     (.19)     (.19)
Net realized gains on investment transactions                                  (3.44)    (2.49)    (1.13)    (1.25)    (1.26)
                                                                              ------------------------------------------------------
  Total distributions                                                          (3.51)    (2.56)    (1.30)    (1.44)    (1.45)
Net asset value, end of period                                                $23.07    $29.13    $23.95    $20.63    $16.50
                                                                              ------------------------------------------------------
Total Return (%)                                                               (9.90)    35.23     23.23     35.76     20.13

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         1,126     1,254       901       676       440
Ratio of expenses (%)                                                            .49       .49       .50       .51       .53
Ratio of net investment income (loss) (%)                                        .30       .43       .75       .96      1.27
Portfolio turnover rate (%)                                                       55        66        55        42        66

Class B

------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                 2000      1999      1998      1997(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $ 29.05    $23.92    $20.61    $17.54
                                                                                      ----------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                          .01       .04       .11       .08
Net realized and unrealized gain (loss) on investment transactions                      (2.62)     7.62      4.45      3.08
                                                                                      ----------------------------------------------
  Total from investment operations                                                      (2.61)     7.66      4.56      3.16
Less distributions from:
Net investment income                                                                      --      (.04)     (.12)     (.09)
Net realized gains on investment transactions                                           (3.44)    (2.49)    (1.13)       --
                                                                                      ----------------------------------------------
  Total distributions                                                                   (3.44)    (2.53)    (1.25)     (.09)
Net asset value, end of period                                                        $ 23.00    $29.05    $23.92    $20.61
                                                                                      ----------------------------------------------
Total Return (%)                                                                       (10.13)    34.88     22.94     18.00**

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   1.16      1.28       .83       .55
Ratio of expenses (%)                                                                     .74       .74       .75       .75*
Ratio of net investment income (loss) (%)                                                 .05       .18       .49       .64*
Portfolio turnover rate (%)                                                                55        66        55        42

(a)   Based on monthly average shares outstanding during the period.

(b)   On May 12, 1997 existing shares were redesignated as Class A shares.

(c) For the period May 12, 1997 (commencement of sales of Class B shares) to December 31, 1997.

*     Annualized

**    Not annualized

                                    SCUDDER VARIABLE LIFE INVESTMENT FUND -- 49
                                                 CAPITAL GROWTH PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

[SIDEBAR]

Many good growth companies have been knocked down to levels that we believe are unwarranted.

[END SIDEBAR]

Large Company Growth Portfolio

Dear Shareholders,

The market completely shifted direction this year. At the start of 2000, investors focused their interest almost completely in large-company growth stocks, particularly technology, media, and telecommunications (TMT) issues. In March, TMT stocks reached historic valuation levels, and investors became skittish that those values would not last. They subsequently began moving assets from these market leaders into more staid value stocks and cash. This retreat continued throughout the remainder of the year, causing large-company growth stocks -- those in which this portfolio invests -- to endure losses after several years of outstanding performance.

As a result, Class A shares of Scudder Large Company Growth Portfolio's total return declined 16.73% in the fourth quarter and 17.65% for the year. We're gratified that although the portfolio lost ground, it still posted stronger performance than its benchmark, the Russell 1000 Growth Index, which declined 21.34% and 22.43% for the corresponding periods. Indeed, in the fourth quarter, when an amazing 80% or more of the decline for the year occurred for growth and technology stocks, Scudder Large Company Growth Portfolio had its best quarter of relative performance versus the benchmark for the year.

For the entire year, the most significant contributors to the portfolio's outperformance relative to the benchmark were derived from three areas: technology, health care and telecommunications. Given the correction in the Nasdaq, we added value in the technology sector both through stock selection and the portfolio's underweight allocation to the group. In health care, the best performing group for the year, the portfolio benefited from its overweighted position in the sector and excellent stock selection. The portfolio's underweight position in the telecommunications industry (primarily the local and long distance sub-sectors, which declined 55%) was also beneficial.

The biggest detractors from performance were selected consumer discretionary holdings in the retail and media sectors. The companies in those sectors with the poorest future fundamental expectations were sold during the second half of the year. Despite the overall weakness in the consumer discretionary area for the year, our stock selection, particularly in the fourth quarter, was positive.

As for the future, we believe that the shift in market sentiment we saw in 2000 is temporary. Many good growth companies have been knocked down to levels that we believe are completely unwarranted. While we wait for them to rebound, we remain true to our investment disciplines, and continue to maintain a portfolio of established large-company growth companies with superior fundamentals and consistent, sustainable, earnings-growth potential. We believe this commitment to our disciplines will reward the portfolio when growth comes back into favor. Although it is likely that 2001 will also bring volatility and rapid sector rotations, we believe investors should remain focused on the long term.

Sincerely,

Your Portfolio Manager


/s/Valerie F. Malter

Valerie F. Malter
Lead Portfolio Manager


50 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   LARGE COMPANY GROWTH PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

Large Company Growth Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

               Large Company            Russell 1000
       Growth Portfolio -- Class A      Growth Index
5/99*             10000                    10000
6/99              10797                    10700
9/99              10781                    10308
12/99             13555                    12898
3/00              14601                    13818
6/00              14265                    13444
9/00              13405                    12720
12/00             11199                    10006

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Large Company Growth Portfolio -- Class A                         Russell 1000 Growth Index
-------------------------------------------------------------     -----------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended        Growth of                       Average       Period Ended      Growth of                       Average
12/31/2000           $10,000       Cumulative       Annual        12/31/2000         $10,000       Cumulative       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   8,235        -17.65%       -17.65%        1 Year            $   7,757        -22.43%        -22.43%
Life of                                                           Life of
Portfolio*          $  11,199         11.99%         7.07%        Portfolio*        $  10,006           .06%           .04%

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

                  Large Company          Russell 1000
           Growth Portfolio -- Class B   Growth Index
5/99*                  10000                10000
6/99                   10781                10700
9/99                   10748                10308
12/99                  13505                12898
3/00                   14502                13818
6/00                   14132                13444
9/00                   13255                12720
12/00                  11029                10006

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Large Company Growth Portfolio -- Class B                         Russell 1000 Growth Index
-------------------------------------------------------------     -----------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended        Growth of                     Average         Period Ended      Growth of                       Average
12/31/2000           $10,000       Cumulative     Annual          12/31/2000         $10,000       Cumulative       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   8,166        -18.34%       -18.34%        1 Year            $   7,757        -22.43%        -22.43%
Life of                                                           Life of
Portfolio*          $  11,066         10.66%         6.29%        Portfolio*        $  10,006           .06%           .04%

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 51
                                            LARGE COMPANY GROWTH PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

Large Company Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

                                             Sector breakdown of the Portfolio's
                                             equity holdings
Equity Securities     94%                    Technology                     32%
Cash Equivalents       6%     [PIE CHART]    Health                         24%
                     100%                    Consumer Staples                9%
                                             Consumer Discretionary          7%
                                             Communications                  7%
                                             Financial                       5%
                                             Manufacturing                   5%
                                             Media                           4%
                                             Service Industries              4%
                                             Other                           3%

                                                                           100%

Our overweight position in health care stocks helped fund performance.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(34% of Portfolio)

 1. Pfizer, Inc.
    Manufacturer of prescription pharmaceuticals and non-prescription self-medications

 2. General Electric Co.
    Diversified manufacturing conglomerate

 3. Cisco Systems, Inc.
    Manufacturer of computer network products

 4. Merck & Co., Inc.
    Developer and manufacturer of pharmaceutical products and provider of pharmaceutical benefit services

 5. Wal-Mart Stores, Inc.
    Operator of discount stores

 6. Baxter International, Inc.
    Manufacturer and distributor of hospital and laboratory products and services

 7. Home Depot, Inc.
    Operator of building materials and home improvement stores

 8. EMC Corp.
    Producer of enterprise storage systems, software, networks and services

 9. America International Group, Inc.
    Provider of insurance services

10. Microsoft Corp.
    Developer of computer software


52 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   LARGE COMPANY GROWTH PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

Large Company Growth Portfolio

                                                                                               Principal
                                                                                               Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Short-Term Investments 6.1%
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Discount Note, 6.7%**, 1/2/2001 (Cost $620,902)                 621,000      620,902

                                                                                                  Shares
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Common Stocks 93.9%
----------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 6.7%
Department & Chain Stores
Home Depot, Inc. ..........................................................................         5,475      250,139
Kohl's Corp.* .............................................................................         2,660      162,260
Wal-Mart Stores, Inc. .....................................................................         4,990      265,094
                                                                                                            ----------
                                                                                                               677,493
                                                                                                            ----------
Consumer Staples 8.4%
Food & Beverage 4.7%
Coca-Cola Co. .............................................................................         1,900      115,781
Heineken N.V. .............................................................................         2,200      133,304
PepsiCo, Inc. .............................................................................         4,650      230,466
                                                                                                            ----------
                                                                                                               479,551
                                                                                                            ----------
Package Goods/Cosmetics 3.7%
Colgate-Palmolive Co. .....................................................................         3,040      196,232
Estee Lauder Companies, Inc. "A" ..........................................................         4,090      179,193
                                                                                                            ----------
                                                                                                               375,425
                                                                                                            ----------
Health 22.4%
Biotechnology 3.1%
Genentech, Inc.* ..........................................................................         2,540      207,010
Immunex Corp.* ............................................................................         2,700      109,687
                                                                                                            ----------
                                                                                                               316,697
                                                                                                            ----------
Hospital Management 1.0%
HCA-The Heathcare Co. .....................................................................         2,400      105,624
                                                                                                            ----------
Medical Supply & Specialty 4.2%
Baxter International, Inc. ................................................................         2,900      256,106
Medtronic, Inc. ...........................................................................         2,750      166,031
                                                                                                            ----------
                                                                                                               422,137
                                                                                                            ----------
Pharmaceuticals 14.1%
Allergan, Inc. ............................................................................         1,950      188,784
ALZA Corp.* ...............................................................................         2,400      102,000
Eli Lilly & Co. ...........................................................................         2,400      223,350
Merck & Co., Inc. .........................................................................         3,890      364,201
Pfizer, Inc. ..............................................................................        12,092      556,232
                                                                                                            ----------
                                                                                                             1,434,567
                                                                                                            ----------
Communications 6.1%
Cellular Telephone 4.8%
American Tower Corp. "A"* .................................................................         3,230      122,336
Nokia Oyj (ADR) ...........................................................................         4,300      187,050
Vodafone Group plc (ADR) ..................................................................         5,174      185,294
                                                                                                            ----------
                                                                                                               494,680
                                                                                                            ----------
Telephone/Communications 1.3%
Nortel Networks Corp. .....................................................................         4,100      131,456
                                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 53
                                            LARGE COMPANY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                  Shares     Value ($)
----------------------------------------------------------------------------------------------------------------------
Financial 5.1%
Banks 1.1%
State Street Corp. ........................................................................           900      111,789
                                                                                                             ---------
Insurance 2.4%
American International Group, Inc. ........................................................         2,498      246,209
                                                                                                             ---------
Consumer Finance 1.6%
American Express Co. ......................................................................         2,980      163,714
                                                                                                             ---------
Media 4.0%
Advertising 1.3%
Omnicom Group, Inc. .......................................................................         1,540      127,628
                                                                                                             ---------
Broadcasting & Entertainment 2.7%
Clear Channel Communications, Inc.* .......................................................         3,150      152,578
Viacom, Inc. "B"* .........................................................................         2,630      122,953
                                                                                                             ---------
                                                                                                               275,531
                                                                                                             ---------
Service Industries 3.4%
EDP Services 1.4%
Electronic Data Systems Corp. .............................................................         2,510      144,952
                                                                                                             ---------
Investment 1.1%
Charles Schwab Corp. ......................................................................         3,815      108,251
                                                                                                             ---------
Miscellaneous Commercial Services 0.9%
Siebel Systems, Inc.* .....................................................................         1,394       94,269
                                                                                                             ---------
Durables 1.1%
Aerospace
United Technologies Corp. .................................................................         1,400      110,075
                                                                                                             ---------
Manufacturing 4.9%
Diversified Manufacturing
General Electric Co. ......................................................................        10,340      495,674
                                                                                                             ---------
Technology 29.7%
Computer Software 10.7%
America Online, Inc.* .....................................................................         5,900      205,320
BEA Systems, Inc.* ........................................................................         1,900      127,894
Brocade Communications Systems, Inc.* .....................................................         1,400      128,537
Check Point Software Technologies Ltd.* ...................................................           900      120,206
i2 Technologies, Inc.* ....................................................................         2,640      143,550
Microsoft Corp.* ..........................................................................         5,600      242,900
Oracle Corp.* .............................................................................         3,960      115,087
                                                                                                             ---------
                                                                                                             1,083,494
                                                                                                             ---------
Diverse Electronic Products 1.9%
Applied Materials, Inc.* ..................................................................         5,070      193,611
                                                                                                             ---------
EDP Peripherals 4.8%
EMC Corp.* ................................................................................         3,720      247,380
Network Appliance, Inc.* ..................................................................         2,400      154,050

    The accompanying notes are an integral part of the financial statements.


54 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   LARGE COMPANY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                   Shares    Value ($)
----------------------------------------------------------------------------------------------------------------------
VERITAS Software Corp.* ...................................................................         1,000       87,500
                                                                                                            ----------
                                                                                                               488,930
                                                                                                            ----------
Electronic Components/Distributors 6.1%
Applied Micro Circuits Corp.* .............................................................           100        7,505
Cisco Systems, Inc.* ......................................................................        12,720      486,540
Juniper Networks, Inc.* ...................................................................         1,010      127,323
                                                                                                            ----------
                                                                                                               621,368
                                                                                                            ----------
Electronic Data Processing 2.1%
Sun Microsystems, Inc.* ...................................................................         7,780      216,868
                                                                                                            ----------
Semiconductors 4.1%
Intel Corp. ...............................................................................         4,460      134,079
Linear Technology Corp. ...................................................................         3,940      182,225
Vitesse Semiconductor Corp.* ..............................................................         1,900      105,094
                                                                                                            ----------
                                                                                                               421,398
                                                                                                            ----------
Energy 2.1%
Oilfield Services/Equipment
Schlumberger Ltd. .........................................................................         2,640      211,035
                                                                                                            ----------

Total Common Stocks (Cost $10,580,747) ...................................................................   9,552,426
Total Investment Portfolio -- 100.0% (Cost $11,201,649) (a) ..............................................  10,173,328

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate.

(a) At December 31, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $11,273,860 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value
      over tax cost ...................................................................................... $   608,583
      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
      cost over value ....................................................................................   1,709,115

      Net unrealized depreciation ........................................................................ $ 1,100,532

--------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2000, aggregated $15,002,363 and $7,936,926, respectively.

--------------------------------------------------------------------------------

At December 31, 2000, the Portfolio had a net tax basis capital loss carryforward of approximately $127,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008, the expiration date. In addition, from November 1 through December 31, 2000, the Large Company Growth Portfolio incurred approximately $669,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2001.

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 55
                                            LARGE COMPANY GROWTH PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Large Company Growth Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------


Assets
------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $11,201,649) .............................................  $ 10,173,328
Cash ...............................................................................................         1,211
Receivable for investments sold ....................................................................       242,325
Dividends receivable ...............................................................................         9,510
Receivable for Portfolio shares sold ...............................................................        12,746
Other assets .......................................................................................         2,400
                                                                                                      ------------
Total assets .......................................................................................    10,441,520

Liabilities
------------------------------------------------------------------------------------------------------------------
Due to Advisor .....................................................................................        37,527
Payable for investments purchased ..................................................................        55,096
Accrued accounting fees ............................................................................        49,875
Accrued management fee .............................................................................        11,220
Other accrued expenses and payables ................................................................        49,973
                                                                                                      ------------
Total liabilities ..................................................................................       203,691
Net assets, at value ...............................................................................  $ 10,237,829

Net Assets
------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..........................................    (1,028,321)
Accumulated net realized gain (loss) ...............................................................      (868,143)
Paid-in capital ....................................................................................    12,134,293
Net assets, at value ...............................................................................  $ 10,237,829

Class A

Net Asset Value, offering and redemption price per share ($10,237,162 / 1,545,872 outstanding shares
  of beneficial interest, no par value, unlimited number of shares authorized) .....................  $       6.62

Class B

Net Asset Value, offering and redemption price per share ($667 / 102 outstanding shares of beneficial
  interest, no par value, unlimited number of shares authorized) ...................................  $       6.54

    The accompanying notes are an integral part of the financial statements.


56 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   LARGE COMPANY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $83) ...................................................  $     40,849
Interest ...........................................................................................        46,379
                                                                                                      ------------
Total Income .......................................................................................        87,228
                                                                                                      ------------
Expenses:
Management fee .....................................................................................        64,701
Custodian fees .....................................................................................         9,567
Accounting fees ....................................................................................        49,875
Auditing ...........................................................................................        21,781
Legal ..............................................................................................           931
Trustees' fees and expenses ........................................................................        14,759
Reports to shareholders ............................................................................         2,270
Registration fees ..................................................................................         5,920
Other ..............................................................................................        16,658
                                                                                                      ------------
Total expenses, before expense reductions ..........................................................       186,462
Expense reductions .................................................................................       (57,043)
                                                                                                      ------------
Total expenses, after expense reductions ...........................................................       129,419
Net investment income (loss) .......................................................................       (42,191)

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ........................................................................................      (805,057)
Foreign currency related transactions ..............................................................            46
                                                                                                      ------------
                                                                                                          (805,011)
                                                                                                      ------------
Net unrealized appreciation (depreciation) during the period on investments ........................    (2,132,920)
Net gain (loss) on investment transactions .........................................................    (2,937,931)

Net increase (decrease) in net assets resulting from operations ....................................  $ (2,980,122)

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 57
                                            LARGE COMPANY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                                                May 3, 1999
                                                                                              Year Ended     (commencement of
                                                                                             December 31,      operations) to
Increase (Decrease) in Net Assets                                                                2000       December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................  $      (42,191)  $        2,351
Net realized gain (loss) on investment transactions ......................................        (805,011)          72,405
Net unrealized appreciation (depreciation) on investment transactions during the period ..      (2,132,920)       1,104,599
                                                                                            --------------   --------------
Net increase (decrease) in net assets resulting from operations ..........................      (2,980,122)       1,179,355
                                                                                            --------------   --------------
Distribution to shareholders from:
Net realized gains:
Class A ..................................................................................        (155,190)              --
                                                                                            --------------   --------------
Class B ..................................................................................             (13)              --
                                                                                            --------------   --------------
Portfolio share transactions:
Class A
Proceeds from shares sold ................................................................      25,863,167        9,134,300
Reinvestment of distributions ............................................................         155,190               --
Cost of shares redeemed ..................................................................     (18,670,479)      (5,288,392)
                                                                                            --------------   --------------
Net increase (decrease) in net assets from Class A share transactions ....................       7,347,878        3,845,908
                                                                                            --------------   --------------
Class B
Reinvestment of distributions ............................................................              13               --
                                                                                            --------------   --------------
Net increase (decrease) in net assets from Class B share transactions ....................              13               --
                                                                                            --------------   --------------
Increase (decrease) in net assets ........................................................       4,212,566        5,025,263
Net assets at beginning of period ........................................................       6,025,263        1,000,000
Net assets at end of period (including undistributed net investment income of $2,351 at
   December 31, 1999) ....................................................................  $   10,237,829   $    6,025,263

Other Information
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ................................................         737,872          166,567
                                                                                            --------------   --------------
Shares sold ..............................................................................       3,153,752        1,387,332
Shares issued to shareholders in reinvestment of distributions ...........................          18,698               --
Shares redeemed ..........................................................................      (2,364,450)        (816,027)
                                                                                            --------------   --------------
Net increase (decrease) in Portfolio shares ..............................................         808,000          571,305
Shares outstanding at end of period ......................................................       1,545,872          737,872
Class B
Shares outstanding at beginning of period ................................................             100              100
                                                                                            --------------   --------------
Shares issued to shareholders in reinvestment of distributions ...........................               2               --
                                                                                            --------------   --------------
Net increase (decrease) in Portfolio shares ..............................................               2               --
Shares outstanding at end of period ......................................................             102              100

    The accompanying notes are an integral part of the financial statements.


58 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   LARGE COMPANY GROWTH PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Large Company Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                             2000          1999(b)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $  8.16       $ 6.00(d)
                                                                                                   -----------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                                      (.03)         .00
Net realized and unrealized gain (loss) on investment transactions                                   (1.38)        2.16
                                                                                                   -----------------------
  Total from investment operations                                                                   (1.41)        2.16
Less distributions from:
Net realized gains on investment transactions                                                         (.13)          --
                                                                                                   -----------------------
Net asset value, end of period                                                                     $  6.62       $ 8.16
Total Return (%) (c)                                                                                (17.65)       36.00**

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                  10            6
Ratio of expenses before expense reductions (%)                                                       1.80         3.47*
Ratio of expenses after expense reductions (%)                                                        1.25         1.25*
Ratio of net investment income (loss) (%)                                                             (.41)         .09*
Portfolio turnover rate (%)                                                                             82          119*

Class B

--------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                              2000         1999(b)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $  8.13       $ 6.00(d)
                                                                                                   -----------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                                      (.05)         .00
Net realized and unrealized gain (loss) on investment transactions                                   (1.41)        2.13
                                                                                                   -----------------------
  Total from investment operations                                                                   (1.46)        2.13
Less distributions from:
Net realized gains on investment transactions                                                         (.13)          --
                                                                                                   -----------------------
Net asset value, end of period                                                                     $  6.54       $ 8.13
Total Return (%) (c)                                                                                (18.34)       35.50**

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                  --***        --***
Ratio of expenses before expense reductions (%)                                                       2.05         3.72*
Ratio of expenses after expense reductions (%)                                                        1.50         1.50*
Ratio of net investment income (loss) (%)                                                             (.66)        (.16)*
Portfolio turnover rate (%)                                                                             82          119*

(a)   Based on monthly average shares outstanding during the period.
(b)   For the period May 3, 1999 (commencement of operations) to December 31,
      1999.
(c)   Total return would have been lower had certain expenses not been reduced.
(d)   Original capital.
*     Annualized
**    Not annualized
***   Net assets less than one million.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 59
                                            LARGE COMPANY GROWTH PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

[SIDEBAR]

Although technology stocks make up the largest sector, the biggest contributor to performance was the portfolio's overweighting in energy.

[END SIDEBAR]

21st Century Growth Portfolio

Dear Shareholders,

The year 2000 proved to be as interesting as most people expected, although for completely different reasons. Whether large or small, growth underperformed value for the year as the ratcheting down of earnings estimates was too much even for quality names that met expectations. In many cases, analysts and investors reacted to how they thought a stock might behave as opposed to understanding the fundamental outlook and historical and industry valuation comparisons. For the 12 months ended December 31, 2000, Class A shares of the portfolio provided a total return of -22.39%, compared with a -22.44% return for its unmanaged benchmark, the Russell 2000 Growth Index.

The biggest contributor to performance was the portfolio's overweighting in energy. A year ago, natural gas was selling at $2.50 per thousand cubic feet
(mcf); by the end of the year, it was close to $10 per mcf. Meanwhile, 1.56 trillion cubic feet of gas were in storage at the end of 2000, which is only 47% of capacity. So, while prices will fluctuate primarily as a function of the current and short-term weather outlook, the long-term dynamics suggest that shortages could continue for some time as incremental drilling fails to catch up with demand.

Other positive contributors to returns were select consumer stocks such as Gildan Activewear, a maker of T-shirts, golf shirts, and fleece tops for the wholesale market; and Rent-A-Center, the largest chain of rent-to-own retail stores. With investors focusing once again on earnings growth, we believe leading niche companies with no technology exposure such as these should fare well again in 2001. The primary risk to the stocks is more market sector rotation since fundamentals remain strong.

In technology, several companies continue to show good growth prospects, namely those in business-to-business software applications, electronic marketplaces, fiber optics, and Internet security and infrastructure. However, as we enter into a slower economic period in 2001, many capital spending plans are "back-end loaded," meaning that we believe spending will increase in the second half of the year. Add to this the fact that much of the spending in 2000 was "front-end loaded" because many companies deferred 1999 spending until after Y2K, it suggests that technology as a group will have a difficult time of it early on in the year but should end strongly as quarterly comparisons improve.

Much of the health care representation in the benchmark comes from biotechnology where the valuation and expectation levels have been quite high. Biotech has changed much since the early 1980s when it was a cottage industry with a few companies whose fortunes were tied to one or two blockbuster discoveries. Today, there are literally hundreds of companies with their own proprietary technologies that act as subcontractors to larger global, pharmaceutical firms. Many of these firms limit their risks (and in return, part of their potential upside) through joint ventures with larger firms. On balance, we expect health care to be a positive contributor to small-cap returns in 2001.

The portfolio's cash position was relatively high during the year. As we trimmed holdings, we opted to keep the proceeds in cash rather than buy stocks we believed to be expensive.

As 2001 unfolds, we believe economic weakness will be increasingly evident, yet declining interest rates will help spark a recovery later in the year. As this happens, we think investors' appetite for risk will improve, bringing them back to small-cap stocks.

Sincerely,

Your Portfolio Management Team


/s/Peter Chin                            /s/Roy C. McKay

Peter Chin                               Roy C. McKay
Lead Portfolio Manager                   Portfolio Manager

60 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   21ST CENTURY GROWTH PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

21st Century Growth Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

                21st Century Growth      Russell 2000
               Portfolio -- Class A      Growth Index
5/99*                 10000                  10000
6/99                  11074                  10527
9/99                  12083                  10010
12/99                 17521                  13352
3/00                  19967                  14592
6/00                  18034                  13516
9/00                  17599                  12979
12/00                 13597                  10357

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

21st Century Growth Portfolio -- Class A                       Russell 2000 Growth Index
-------------------------------------------------------------  -----------------------------------------------------------
                                           Total Return                                                 Total Return
                                   --------------------------                                -----------------------------
Period Ended        Growth of                      Average     Period Ended      Growth of                       Average
12/31/2000           $10,000       Cumulative      Annual      12/31/2000         $10,000       Cumulative       Annual
-------------------------------------------------------------  -----------------------------------------------------------
1 Year              $   7,761        -22.39%       -22.39%     1 Year            $   7,756        -22.44%        -22.44%
Life of                                                        Life of
Portfolio*          $  13,710         37.10%        20.95%     Portfolio*        $  10,357          3.57%          2.23%

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

                21st Century Growth         Russell 2000
                Portfolio -- Class B        Growth Index
5/99*                   10000                   10000
6/99                    11058                   10527
9/99                    12033                   10010
12/99                   17438                   13352
3/00                    19851                   14592
6/00                    17902                   13516
9/00                    17433                   12979
12/00                   13464                   10357

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of the 2000 smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

21st Century Growth Portfolio -- Class B                       Russell 2000 Growth Index
-------------------------------------------------------------  -----------------------------------------------------------
                                         Total Return                                                 Total Return
                                   --------------------------                                   --------------------------
Period Ended        Growth of                      Average     Period Ended      Growth of                       Average
12/31/2000           $10,000       Cumulative      Annual      12/31/2000         $10,000       Cumulative       Annual
-------------------------------------------------------------  -----------------------------------------------------------
1 Year              $   7,721        -22.79%       -22.79%     1 Year            $   7,756        -22.44%        -22.44%
Life of                                                        Life of
Portfolio*          $  13,576         35.76%        20.23%     Portfolio*        $  10,357          3.57%          2.23%

* The Portfolio commenced operations on May 3, 1999. Index comparisons begin May 31, 1999.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 61
                                             21ST CENTURY GROWTH PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

21st Century Growth Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
Equity Securities      91%                   Sector breakdown of the Portfolio's
Cash Equivalents        9%    [PIE CHART]    equity holdings

                      100%                   Technology                      24%
                                             Energy                          21%
                                             Health                          16%
                                             Manufacturing                   13%
                                             Consumer Discretionary           7%
                                             Service Industries               6%
                                             Construction                     3%
                                             Media                            3%
                                             Durables                         2%
                                             Other                            5%

                                                                            100%

Although technology stocks make up the largest sector, the biggest contributor to portfolio performance was the portfolio's overweighting in energy.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(24% of Portfolio)

 1. Albany Molecular Research, Inc.
    Outsourcer of integrated chemistry products

 2. Copart, Inc.
    Auctioneer of damaged vehicles for insurance companies

 3. CryoLife, Inc.
    Provider of cryopreservation of viable human tissue for transplants

 4. Internet Security Systems
    Provider of security management solutions for the Internet

 5. Manugistics Group, Inc.
    Provider of solutions for enterprises and evolving e-business trading networks

 6. Stone Energy Corp.
    Oil and gas company

 7. Barrett Resources Corp.
    Explorer and producer of oil and gas

 8. Swift Energy Co.
    Oil and gas exploration and production

 9. Rent-A-Center, Inc.
    Owner and operator of rent-to-own stores and franchises

10. Polycom, Inc.
    Manufacturer of audio and data conferencing products


62 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   21ST CENTURY GROWTH PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

21st Century Growth Portfolio

                                                                                            Principal
                                                                                            Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Short-Term Investments 9.2%
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Discount Note, 6.7%**, 1/2/2001
   (Cost $2,475,608) ......................................................................  2,476,000      2,475,608

                                                                                               Shares
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Common Stocks 90.8%
---------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 6.1%
Apparel & Shoes 0.4%
Too, Inc.* ................................................................................      7,525         94,062
                                                                                                            ---------
Department & Chain Stores 2.6%
Pacific Sunwear of California, Inc.* ......................................................      6,000        153,750
Rent-A-Center, Inc.* ......................................................................     15,900        548,550
                                                                                                            ---------
                                                                                                              702,300
                                                                                                            ---------
Specialty Retail 3.1%
Cost Plus, Inc.* ..........................................................................     12,600        370,125
Gildan Activewear, Inc. "A"* ..............................................................     11,700        457,762
                                                                                                            ---------
                                                                                                              827,887
                                                                                                            ---------
Consumer Staples 1.9%
Farming 0.5%
Eden Bioscience Corp.* ....................................................................      4,800        143,700
                                                                                                            ---------
Food & Beverage 0.4%
Wild Oats Markets, Inc.* ..................................................................     27,000        114,750
                                                                                                            ---------
Miscellaneous 1.0%
Hain Celestial Group, Inc.* ...............................................................      8,185        266,013
                                                                                                            ---------
Health 13.4%
Biotechnology 6.1%
Alexion Pharmaceuticals, Inc.* ............................................................      6,700        435,081
Arena Pharmaceuticals* ....................................................................      1,700         26,350
CryoLife, Inc.* ...........................................................................     21,600        653,400
QLT, Inc.* ................................................................................      7,100        198,904
Regeneration Technologies* ................................................................     22,000        313,500
                                                                                                            ---------
                                                                                                            1,627,235
                                                                                                            ---------
Medical Supply & Specialty 2.0%
ArthroCare Corp.* .........................................................................     15,800        308,100
Inverness Medical Technology, Inc.* .......................................................      5,900        229,731
                                                                                                            ---------
                                                                                                              537,831
                                                                                                            ---------
Pharmaceuticals 5.3%
Charles River Laboratories International, Inc.* ...........................................      8,900        243,638
Corvas International Inc.* ................................................................     13,100        188,313
NPS Pharmaceuticals, Inc.* ................................................................     10,900        523,200
OSI Pharmaceuticals, Inc.* ................................................................      5,500        440,687
Specialty Laboratories, Inc.* .............................................................        600         19,875
                                                                                                            ---------
                                                                                                            1,415,713
                                                                                                            ---------

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 63
                                             21ST CENTURY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                               Shares       Value ($)
---------------------------------------------------------------------------------------------------------------------
Communications 1.4%
Cellular Telephone 0.0%
OmniSky Corp.* ............................................................................      1,500         12,469
                                                                                                            ---------
Telephone/Communications 1.4%
SBA Communications Corp.* .................................................................      8,000        328,500
Sunrise Telecom, Inc.* ....................................................................     12,400         48,437
                                                                                                            ---------
                                                                                                              376,937
                                                                                                            ---------
Media 2.7%
Broadcasting & Entertainment 1.4%
Radio One, Inc.* ..........................................................................     34,300        377,300
                                                                                                            ---------
Print Media 1.1%
Penton Media, Inc. ........................................................................     10,500        282,187
                                                                                                            ---------
Miscellaneous 0.2%
Entravision Communications Corp. "A"* .....................................................      3,300         60,638
                                                                                                            ---------
Service Industries 5.1%
Investment 0.1%
Multex.com, Inc.* .........................................................................      3,200         42,400
                                                                                                            ---------
Miscellaneous Commercial Services 5.0%
Copart, Inc.* .............................................................................     36,900        793,350
Korn/Ferry International* .................................................................     14,100        299,625
PurchasePro.com, Inc.* ....................................................................     13,800        241,500
                                                                                                            ---------
                                                                                                            1,334,475
                                                                                                            ---------
Durables 2.2%
Telecommunications Equipment
Spectrasite Holdings, Inc.* ...............................................................     25,200        333,900
UTStarcom, Inc.* ..........................................................................     16,500        255,750
                                                                                                            ---------
                                                                                                              589,650
                                                                                                            ---------
Manufacturing 11.8%
Chemicals 4.7%
Albany Molecular Research, Inc.* ..........................................................     15,300        942,863
Cabot Microelectronics Corp.* .............................................................      6,200        322,013
                                                                                                            ---------
                                                                                                            1,264,876
                                                                                                            ---------
Electrical Products 2.4%
ATMI, Inc.* ...............................................................................      8,400        163,800
Power-One, Inc.* ..........................................................................     11,800        463,887
                                                                                                            ---------
                                                                                                              627,687
                                                                                                            ---------
Industrial Specialty 2.9%
American Superconductor Corp.* ............................................................      8,200        234,213
Polycom, Inc.* ............................................................................     16,600        534,312
                                                                                                            ---------
                                                                                                              768,525
                                                                                                            ---------
Machinery/Components/Controls 0.6%
RadiSys Corp.* ............................................................................      6,500        168,187
                                                                                                            ---------

Miscellaneous 1.2%
Concord Camera Corp.* .....................................................................     11,200        184,800
Jakks Pacific, Inc.* ......................................................................     14,600        133,225
                                                                                                            ---------
                                                                                                              318,025
                                                                                                            ---------

    The accompanying notes are an integral part of the financial statements.


64 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   21ST CENTURY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                Shares      Value ($)
----------------------------------------------------------------------------------------------------------------------
Technology 22.5%
Computer Software 9.5%
Advent Software, Inc.* ....................................................................     11,200        448,700
BSQUARE Corp.* ............................................................................     16,800        100,800
Documentum, Inc.* .........................................................................      9,800        486,938
I-many, Inc.* .............................................................................     15,200        189,050
Inrange Technologies Corp.* ...............................................................      9,400        159,212
Manugistics Group, Inc.* ..................................................................     11,000        627,000
PLATO Learning, Inc.* .....................................................................      7,300        109,956
Precise Software Solutions Ltd.* ..........................................................      7,200        178,200
WatchGuard Technologies, Inc.* ............................................................      7,800        246,675
                                                                                                            ---------
                                                                                                            2,546,531
                                                                                                            ---------
Diverse Electronic Products 0.1%
RADVision Ltd.* ...........................................................................      1,700         20,931
                                                                                                            ---------
EDP Peripherals 1.3%
Mercury Interactive Corp.* ................................................................      3,900        351,975
                                                                                                            ---------
Electronic Data Processing 2.3%
Internet Security Systems, Inc.* ..........................................................      8,000        627,500
                                                                                                            ---------
Office/Plant Automation 2.0%
Mercury Computer Systems, Inc.* ...........................................................      5,400        250,762
Pinnacle Systems, Inc.* ...................................................................     37,400        275,825
                                                                                                            ---------
                                                                                                              526,587
                                                                                                            ---------
Precision Instruments 2.2%
Molecular Devices Corp.* ..................................................................      5,600        383,250
Zygo Corp.* ...............................................................................      7,000        197,969
                                                                                                            ---------
                                                                                                              581,219
                                                                                                            ---------
Semiconductors 5.1%
Advanced Power Technologies* ..............................................................     10,600        133,825
Oak Technology, Inc.* .....................................................................     14,700        127,706
Silicon Storage Technology, Inc.* .........................................................     26,500        313,031
Therma-Wave, Inc.* ........................................................................      7,900        110,600
Transwitch Corp.* .........................................................................     11,400        446,025
Tripath Technology Inc.* ..................................................................     16,700        239,019
                                                                                                            ---------
                                                                                                            1,370,206
                                                                                                            ---------
Energy 19.0%
Oil & Gas Production 8.4%
3TEC Energy Corporation* ..................................................................     11,300        200,575
Barrett Resources Corp.* ..................................................................     10,200        579,488
Energy Partners Ltd.* .....................................................................     12,000        150,750
Key Production Co., Inc.* .................................................................     14,900        500,081
Swift Energy Co.* .........................................................................     15,300        575,662
W-H Energy Services, Inc.* ................................................................     12,100        238,219
                                                                                                            ---------
                                                                                                            2,244,775
                                                                                                            ---------
Oil Companies 3.7%
Newfield Exploration Co.* .................................................................      8,400        398,475
Stone Energy Corp.* .......................................................................      9,400        606,770
                                                                                                            ---------
                                                                                                            1,005,245
                                                                                                            ---------
Oilfield Services/Equipment 6.4%
Cal Dive International, Inc.* .............................................................     11,600        308,850
National-Oilwell, Inc.* ...................................................................     13,600        526,150

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 65
                                             21ST CENTURY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                               Shares       Value ($)
----------------------------------------------------------------------------------------------------------------------
Precision Drilling Corp. "A"* .............................................................      9,900        371,869
Universal Compression Holdings, Inc.* .....................................................     13,300        501,244
                                                                                                          -----------
                                                                                                            1,708,113
                                                                                                          -----------
Miscellaneous 0.5%
Active Power, Inc.* .......................................................................      5,700        125,044
                                                                                                          -----------
Construction 2.9%
Building Materials 0.6%
Simpson Manufacturing Co., Inc.* ..........................................................      3,000        153,000
                                                                                                          -----------
Building Products 2.3%
CoStar Group, Inc.* .......................................................................     11,300        266,963
Trex Company, Inc.* .......................................................................     13,900        350,106
                                                                                                          -----------
                                                                                                              617,069
                                                                                                          -----------
Transportation 1.8%
Air Freight 0.9%
EGL, Inc.* ................................................................................     10,200        244,163
                                                                                                          -----------
Miscellaneous 0.9%
Frontline Ltd.* ...........................................................................     16,600        224,748
                                                                                                          -----------

Total Common Stocks (Cost $24,503,689)                                                                     24,299,953
Total Investment Portfolio -- 100.0% (Cost $26,979,297) (a)                                                26,775,561

*     Non-income producing security
**    Annualized yield at time of purchase; not a coupon rate
(a) At December 31, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $27,084,487 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of
        value over tax ................................................................................   $ 4,652,968
      Aggregate gross unrealized depreciation for all investments in which there is an excess of
        tax cost over value ...........................................................................     4,961,894
      Net unrealized depreciation .....................................................................   $   308,926

--------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2000, aggregated $41,213,438 and $23,528,129, respectively.

--------------------------------------------------------------------------------

At December 31, 2000, the Portfolio had a net tax basis capital loss carryforward of approximately $1,217,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008, the expiration date. In addition, from November 1 through December 31, 2000, the 21st Century Growth Portfolio incurred approximately $2,139,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.

    The accompanying notes are an integral part of the financial statements.


66 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   21ST CENTURY GROWTH PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

21st Century Growth Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $26,979,297) .............................................      $ 26,775,561
Cash ...............................................................................................             2,114
Receivable for investments sold ....................................................................            14,894
Dividends receivable ...............................................................................               315
Receivable for Portfolio shares sold ...............................................................            21,389
                                                                                                          ------------
Total assets .......................................................................................        26,814,273

Liabilities
----------------------------------------------------------------------------------------------------------------------
Due to Advisor .....................................................................................            22,368
Payable for Portfolio shares redeemed ..............................................................           103,653
Accrued management fee .............................................................................           188,349
Accrued accounting fees ............................................................................            54,067
Other accrued expenses and payables ................................................................            36,600
                                                                                                          ------------
Total liabilities ..................................................................................           405,037
Net assets, at value                                                                                      $ 26,409,236

Net Assets
----------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..........................................          (203,736)
Accumulated net realized gain (loss) ...............................................................        (3,461,012)
Paid-in capital ....................................................................................        30,073,984
Net assets, at value                                                                                      $ 26,409,236

Class A

Net Asset Value, offering and redemption price per share ($26,408,424 / 3,253,589 outstanding
   shares of beneficial interest, no par value, unlimited number of shares authorized) .............      $       8.12

Class B

Net Asset Value, offering and redemption price per share ($812 / 101 outstanding shares of
   beneficial interest, no par value, unlimited number of shares authorized) .......................      $       8.04

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 67
                                             21ST CENTURY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------------------------------
Income:
Dividends ..........................................................................................      $      7,910
Interest ...........................................................................................            45,222
                                                                                                          ------------
Total Income .......................................................................................            53,132
                                                                                                          ------------
Expenses:
Management fee .....................................................................................           204,230
Custodian fees .....................................................................................            16,587
Accounting fees ....................................................................................            54,067
Auditing ...........................................................................................            14,825
Legal ..............................................................................................               483
Trustees' fees and expenses ........................................................................            13,997
Reports to shareholders ............................................................................             8,400
Registration fees ..................................................................................             3,343
                                                                                                          ------------
Total expenses, before expense reductions ..........................................................           315,932
Expense reductions .................................................................................           (15,482)
                                                                                                          ------------
Total expenses, after expense reductions ...........................................................           300,450
Net investment income (loss) .......................................................................          (247,318)

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ........................................................................................        (3,461,012)
Foreign currency related transactions ..............................................................             1,998
                                                                                                          ------------
                                                                                                            (3,459,014)
                                                                                                          ------------
Net unrealized appreciation (depreciation) during the period on investments ........................        (4,639,135)

Net gain (loss) on investment transactions                                                                  (8,098,149)

Net increase (decrease) in net assets resulting from operations                                           $ (8,345,467)

    The accompanying notes are an integral part of the financial statements.


68 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   21ST CENTURY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                             For the Period
                                                                                                               May 3, 1999
                                                                                              Year Ended    (commencement of
                                                                                             December 31,    operations) to
Increase (Decrease) in Net Assets                                                                2000       December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................    $     (247,318)   $     (38,859)
Net realized gain (loss) on investment transactions ....................................        (3,459,014)         245,202
Net unrealized appreciation (depreciation) on investment transactions
  during the period ....................................................................        (4,639,135)       4,435,399
                                                                                            --------------    -------------
Net increase (decrease) in net assets resulting from operations ........................        (8,345,467)       4,641,742
                                                                                            --------------    -------------
Distributions to shareholders from:
Net realized gains:
Class A ................................................................................          (222,315)              --
                                                                                            --------------    -------------
Class B ................................................................................               (12)              --
                                                                                            --------------    -------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................        45,192,048       12,105,114
Reinvestment of distributions ..........................................................           222,315               --
Cost of shares redeemed ................................................................       (25,874,881)      (3,309,320)
                                                                                            --------------    -------------
Net increase (decrease) in net assets from Class A share transactions ..................        19,539,482        8,795,794
                                                                                            --------------    -------------
Class B
Reinvestment of distributions ..........................................................                12               --
                                                                                            --------------    -------------
Net increase (decrease) in net assets from Class B share transactions ..................                12               --
                                                                                            --------------    -------------
Increase (decrease) in net assets ......................................................        10,971,700       13,437,536
Net assets at beginning of period (original capital) ...................................        15,437,536        2,000,000

Net assets at end of period ............................................................    $   26,409,236   $   15,437,536

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ..............................................         1,462,745          333,233
                                                                                            --------------    -------------
Shares sold ............................................................................         4,310,964        1,569,398
Shares issued to shareholders in reinvestment of distributions .........................            24,217               --
Shares redeemed ........................................................................        (2,544,337)        (439,886)
                                                                                            --------------    -------------
Net increase (decrease) in Portfolio shares ............................................         1,790,844        1,129,512
Shares outstanding at end of period ....................................................         3,253,589        1,462,745
Class B
Shares outstanding at beginning of period ..............................................               100              100
Shares issued to shareholders in reinvestment of distributions .........................                 1               --
                                                                                            --------------    -------------
Net increase (decrease) in Portfolio shares ............................................                 1               --
Shares outstanding at end of period ....................................................               101              100

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 69
                                             21ST CENTURY GROWTH PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

21st Century Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class A

----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                                     2000    1999(b)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $ 10.55  $ 6.00(d)
                                                                                                          ------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                                             (.11)   (.04)
Net realized and unrealized gain (loss) on investment transactions                                          (2.20)   4.59
                                                                                                          ------------------
  Total from investment operations                                                                          (2.31)   4.55
Less distributions from:
Net realized gains on investment transactions                                                                (.12)     --
                                                                                                          ------------------
Net asset value, end of period                                                                            $  8.12  $10.55
Total Return (%) (c)                                                                                       (22.39)  75.83**

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                         26      15
Ratio of expenses before expense reductions (%)                                                              1.35    2.90*
Ratio of expenses after expense reductions (%)                                                               1.29    1.50*
Ratio of net investment income (loss) (%)                                                                   (1.06)   (.95)*
Portfolio turnover rate (%)                                                                                   109      61


Class B

----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                                    2000     1999(b)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $ 10.51  $ 6.00(d)
                                                                                                          ------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                                             (.13)   (.06)
Net realized and unrealized gain (loss) on investment transactions                                          (2.22)   4.57
                                                                                                          ------------------
  Total from investment operations                                                                          (2.35)   4.51
Less distributions from:
Net realized gains on investment transactions                                                                (.12)     --
                                                                                                          ------------------
Net asset value, end of period                                                                            $  8.04  $10.51
Total Return (%) (c)                                                                                       (22.79)  75.17**

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                         --***   --***
Ratio of expenses before expense reductions (%)                                                              1.60    3.15*
Ratio of expenses after expense reductions (%)                                                               1.54    1.75*
Ratio of net investment income (loss) (%)                                                                   (1.31)  (1.20)*
Portfolio turnover rate (%)                                                                                   109      61

(a)   Based on monthly average shares outstanding during the period.
(b)   For the period May 3, 1999 (commencement of operations) to December 31,
      1999.
(c)   Total return would have been lower had certain expenses not been reduced.
(d)   Original capital.
*     Annualized
**    Not annualized
***   Net assets less than one million.


70 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   21ST CENTURY GROWTH PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000
[SIDEBAR]

Because of the strong performance of our holdings in North American energy and health care, the portfolio's U.S. holdings are at the high end of the normal range.

[END SIDEBAR]

Global Discovery Portfolio

Dear Shareholders,

The year 2000 proved to be as exciting as most people expected, although for completely different reasons. This was certainly true for the portfolio, which saw its strongest returns in absolute and relative terms in the previous year. The good fortune continued into the first quarter but the rest of the year was clearly affected by the global collapse in technology stocks. This reversal was most prominent in the fourth quarter of 2000. For the 12-month period ended December 31, 2000, Class A shares returned -5.29%, which compares to a -2.28% return for the unmanaged Salomon Brothers World Equity Extended Market Index
(EMI).

Most of the underperformance versus the EMI came from the portfolio's lack of representation in such value sectors as utilities and its underweighting in financial stocks. Early in the year we cut the portfolio's position in technology. While we believe this was a correct move and helped the portfolio's performance, in hindsight we could have been even more aggressive. The portfolio's pure technology holdings actually performed better than the average technology stock, but both had poor returns. Health care stocks ran counter to the decline in much of the year, but lagged by the end of the period.

Often, a decision to under- or overweight a sector is a by-product of the stock selection process, but occasionally we will make a specific call which appears truly compelling. In 2000, this was the case in energy, which has been a huge benefit to the portfolio. The spot price of natural gas in the United States was $2.50 per thousand cubic feet (mcf) a year ago and by the end of the year, it was close to $10 per mcf. If the winter of 2000-2001 sees no more gas usage than the previous winter, it would be nearly impossible to replenish inventories over the summer back to "normal," creating a favorable pricing environment that could continue for some time.

Because of the portfolio's energy emphasis on gas in North America, the portfolio's relatively large health care position, and the success of these initiatives, the portfolio's U.S. holdings are at the high end of the normal range. We think this will change as we are encouraged by improving profitability, structural reforms and corporate restructuring in Europe. Maturing capital markets are turning savers into investors.

Our most significant additions to the portfolio have been in key areas such as health care. For example, Invitrogen and Medarex are two very different but attractive biotech firms. Invitrogen develops, manufactures and markets research tools in kit form that improve gene cloning, expression and analysis techniques, and also provides research services to corporate, academic and government entities. Medarex develops antibody-based therapeutics to fight cancer and other life-threatening and debilitating diseases. The company has several products in clinical development for the treatment of cancers and leukemia, autoimmune diseases, and ophthalmic conditions.

We are enthusiastic about what the portfolio owns today and what we think the next 12 months hold. Over the last several years, the markets have been characterized by rotation from one sector to another with a speed and intensity that have been unprecedented. With much of the speculative excesses out of the market today, we believe things should be a bit more rational and that this is an environment that will favor careful stock selection.

Sincerely,

Your Portfolio Management Team


/s/ Gerald J. Moran                                       /s/ Steven T. Stokes

Gerald J. Moran                                           Steven T. Stokes
Lead Portfolio Manager                                    Portfolio Manager


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 71
                                                GLOBAL DISCOVERY PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000
Global Discovery Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

               Global Discovery     Salomon Brothers World
             Portfolio -- Class A       Equity EMI Index
5/96*               10000                    10000
6/96                10167                     9871
12/96               10550                    10120
6/97                11605                    10927
12/97               11857                    10969
6/98                13841                    12110
12/98               13806                    11620
6/99                15291                    12564
12/99               22902                    14216
6/00                23575                    14873
12/00               21692                    13892

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Global Discovery Portfolio -- Class A                             Salomon Brothers World Equity EMI Index
-------------------------------------------------------------     -----------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of                     Average        Period Ended       Growth of                      Average
12/31/2000            $10,000      Cumulative       Annual        12/31/2000          $10,000       Cumulative      Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   9,471         -5.29%        -5.29%        1 Year            $   9,772         -2.28%         -2.28%
Life of                                                           Life of
Portfolio*          $  21,692        116.92%        18.07%        Portfolio*        $  13,892         38.92%          7.43%

* The Portfolio commenced operations on May 1, 1996. On May 2, 1997, existing shares were redesignated as Class A shares. Index comparisons begin May 31, 1996.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

                    Global Discovery       Salomon Brothers World
                  Portfolio -- Class B        Equity EMI Index
5/97*                    10000                     10000
6/97                     11177                     10330
12/97                    11403                     10370
6/98                     13298                     11449
12/98                    13248                     10985
6/99                     14645                     11878
12/99                    21943                     13440
6/00                     22563                     14060
12/00                    20754                     13134

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

Global Discovery Portfolio -- Class B                             Salomon Brothers World Equity EMI Index
-------------------------------------------------------------     -----------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of                     Average        Period Ended       Growth of                      Average
12/31/2000            $10,000      Cumulative       Annual        12/31/2000          $10,000       Cumulative      Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   9,458         -5.42%        -5.42%        1 Year            $   9,772         -2.28%         -2.28%
Life of                                                           Life of
Portfolio**         $  20,754        107.54%        22.08%        Portfolio**       $  13,134         31.34%          7.89%

** The Portfolio commenced selling Class B shares on May 12, 1997. Index comparisons begin May 31, 1997.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns would have been lower if the Portfolio's expenses were not maintained.


72 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GLOBAL DISCOVERY PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

Global Discovery Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
By Region
(Excluding 9% Cash Equivalents)

U.S. & Canada                                          63%
Europe                                                 29%
Japan                                                   6%           [PIE CHART]
Other                                                   2%

                                                      100%

By Sector
(Excluding 9% Cash Equivalents)

Health                                                 21%
Service Industries                                     17%
Technology                                             16%           [PIE CHART]
Energy                                                 15%
Financial                                              13%
Consumer Discretionary                                  8%
Manufacturing                                           3%
Consumer Staples                                        2%
Media                                                   1%
Other                                                   4%

                                                      100%

Because of the strong performance of our holdings in North American energy and health care, the portfolio's U.S. holdings are at the high end of the normal range.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(31% of Portfolio)

1.  Nabors Industries, Inc.
    Contractor of land drilling

2.  Symbol Technologies, Inc.
    Manufacturer of bar code laser scanners

3.  Biomet, Inc.
    Manufacturer of surgical implant devices

4.  Irish Life & Permanent plc
    Operator of retail financial services group

5.  S&P Mid-Cap 400 Depository Receipts
    Security that represents ownership in the Mid-Cap SPDR Trust

6.  St. Jude Medical, Inc.
    Manufacturer of heart valves

7.  Altran Technologies S.A.
    Provider of engineering and consulting services

8.  Legg Mason, Inc.
    Provider of various financial services

9.  Concord EFS, Inc.
    Provider of electronic transaction authorization, processing, settlement and transfer services

10. Anglo Irish Bank Corporation
    Provider of a range of financial services for the business and private sectors


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 73
                                                GLOBAL DISCOVERY PORTFOLIO

Investment Portfolio
--------------------------------------------------------------------------------
                                                               December 31, 2000

Global Discovery Portfolio

                                                                                                 Principal
                                                                                                 Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.4%
--------------------------------------------------------------------------------------------------------------------------

Salomon Brothers, 6.3%, to be repurchased at $5,777,041 on 1/2/2001**
    (Cost $5,773,000) .......................................................................     5,773,000      5,773,000

--------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 5.8%
--------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., Discount Note, 6.7%***, 1/2/2001
    (Cost $9,998,417) .......................................................................    10,000,000      9,998,417

                                                                                                   Shares
--------------------------------------------------------------------------------------------------------------------------
Common Stocks 90.8%

Austria 0.1%
Schoeller-Bleckmann Oilfield Equipment AG (Manufacturer of parts for drilling
   technology) .............................................................................        13,008         97,836
                                                                                                              -----------
Canada 2.8%
Mosaic Group Inc.* (Provider of sales, marketing and corporate communications
   services) ...............................................................................       105,000        678,548
QLT Inc.* (Developer of pharmaceutical products) ...........................................        33,100        927,285
Talisman Energy Inc.* (Explorer and producer of oil and gas) ...............................        87,700      3,251,502
                                                                                                              -----------
                                                                                                                4,857,335
                                                                                                              -----------
Denmark 0.2%
Genmab A/S* (Developer of commercialized human antibody-based products) ....................        13,400        309,015
                                                                                                              -----------
Finland 0.8%
JOT Automation Group Oyj (Manufacturer of high technology production automation
   systems and equipment) ..................................................................       554,600      1,345,231
                                                                                                              -----------
France 4.5%
Altran Technologies S.A. (Provider of engineering and consulting services) .................        20,345      4,609,692
Dassault Systemes S.A. (Manufacturer of software products) .................................        16,486      1,131,450
Galeries Lafayette (Operator of department store chain) ....................................         5,626      1,079,014
Penauille Polyservices (Provider of industrial cleaning services) ..........................           463         29,208
Trader.com N.V., NY Reg. "A"* (Publisher of advertising newspapers) ........................        16,600         95,450
Transiciel S.A. (Designer, developer and installer of computer software) ...................        24,775        887,433
                                                                                                              -----------
                                                                                                                7,832,247
                                                                                                              -----------
Germany 1.3%
Epcos AG* (Producer of electronic components and integrated circuits) ......................        20,817      1,820,113
Pfeiffer Vacuum Technology AG (ADR) (Manufacturer of various pumps and vacuum
   systems) ................................................................................         9,372        393,038
                                                                                                              -----------
                                                                                                                2,213,151
                                                                                                              -----------
Hong Kong 2.0%
Legend Holdings Ltd. (Manufacturer of computers and related products) ......................     2,377,300      1,493,489
Li & Fung, Ltd. (Exporter of consumer products) ............................................     1,114,000      2,020,988
                                                                                                              -----------
                                                                                                                3,514,477
                                                                                                              -----------
Ireland 6.9%
Anglo Irish Bank Corporation plc (Provider of financial services for business
   and private sectors) ....................................................................     1,486,829      4,431,160
Irish Continental Group plc (Transporter of passengers, freight and containers
   between Ireland, the U.K. and the continent) ............................................        45,060        262,652
Irish Life & Permanent plc (Operator of retail financial services group) ...................       460,076      5,709,534
Jurys Doyle Hotel Group (Operator of hotel chain) ..........................................       127,250      1,081,492
Ryan Hotels (Owner and operator of hotel chain) ............................................       324,456        315,714
                                                                                                              -----------
                                                                                                               11,800,552
                                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.


74 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GLOBAL DISCOVERY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                  Shares       Value ($)
--------------------------------------------------------------------------------------------------------------------------
Israel 0.1%
Ceragon Networks, Ltd.* (Developer and manufacturer of wireless networking
   systems) ................................................................................        11,300        136,306
                                                                                                              -----------
Italy 1.4%
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and
   perfumes) ...............................................................................       192,570      2,371,686
                                                                                                              -----------
Japan 5.5%
Benesse Corp. (Provider of educational services) ...........................................        26,400        977,607
Chugai Pharmaceutical Co., Ltd. (Developer of pharmaceutical products) .....................       109,000      1,808,734
Kyorin Pharmaceutical Co., Ltd. (Retailer of prescription medicines) .......................        45,000      1,587,773
Shinko Securities Co., Ltd. (Provider of financial services) ...............................     1,032,000      3,118,533
Trend Micro Inc.* (Developer of anti-virus software) .......................................         7,000        505,590
Uni-Charm Co. (Manufacturer of sanitary napkins, diapers and body care goods) ..............        29,700      1,504,454
                                                                                                              -----------
                                                                                                                9,502,691
                                                                                                              -----------
Luxembourg 0.5%
Millicom International Cellular S.A.* (Developer and operator of cellular
   telephone networks) .....................................................................        40,200        924,600
                                                                                                              -----------
Norway 0.2%
Stepstone ASA* (Provider of job listings on the Internet) ..................................       194,200        342,469
                                                                                                              -----------
Portugal 0.2%
PT Multimedia Servicos* (Provider of cable television, Internet and e-commerce
   services) ...............................................................................        15,600        366,659
                                                                                                              -----------
Spain 0.1%
Sogecable S.A.* (Provider of cable television) .............................................         9,540        188,350
                                                                                                              -----------
Sweden 1.2%
Au System AB* (Delivers consulting services and solutions for the development of advanced Internet and wireless technologies, applications and related
   services) ...............................................................................        42,200        228,011
Eniro AB* (Publisher of catalogues and telephone directories) ..............................        50,000        503,231
Telelogic AB* (Developer of software for the telecommunications industry) ..................       238,000      1,336,370
                                                                                                              -----------
                                                                                                                2,067,612
                                                                                                              -----------
Taiwan 0.1%
GigaMedia Ltd.* (Provider of broadband Internet access services and content) ...............        42,900        117,975
                                                                                                              -----------
United Kingdom 8.7%
Guardian IT plc* (Provider of business continuity and disaster recovery services) ..........        22,128        319,065
Matalan plc (Retailer of clothing) .........................................................       360,457      3,770,166
Misys plc (Provider of computer, support and data services) ................................       183,027      1,804,962
NDS Group plc (ADR)* (Provider of open solutions that enable data to be
   transferred digitally) ..................................................................        14,100        770,213
PizzaExpress plc (Operator of pizza restaurants) ...........................................        80,265        762,768
RM plc (Information technology solutions to educational markets) ...........................       138,307      1,171,753
Regus plc* (Owner and operator of international business center network) ...................        85,700        464,961
Serco Group plc (Provider of management support services) ..................................       540,203      4,318,369
Shire Pharmaceuticals Group plc* (Developer of pharmaceutical products) ....................        44,297        698,290
Taylor Nelson Sofres plc (Provider of market research data) ................................       242,936        903,858
                                                                                                              -----------
                                                                                                               14,984,405
                                                                                                              -----------
United States 54.2%
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds) ...................        31,000      2,013,062
Alkermes, Inc.* (Developer of pharmaceutical products) .....................................        86,800      2,723,350
Alpharma Inc. (Manufacturer and marketer of human pharmaceutical and animal
   health products) ........................................................................        60,700      2,663,212
Anadarko Petroleum Corp. (Explorer and producer of oil and natural gas) ....................        34,800      2,473,584
Barrett Resources Corp.* (Explorer and producer of oil and gas) ............................        53,800      3,056,512

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 75
                                                GLOBAL DISCOVERY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                   Shares       Value ($)
--------------------------------------------------------------------------------------------------------------------------
Biomet, Inc. (Manufacturer of surgical implant devices) ....................................       155,150      6,157,516
CTS Corp. (Manufacturer of electronic and electromechanical components) ....................        11,400        415,387
Celgene Corp.* (Developer of pharmaceutical products) ......................................        33,700      1,095,250
Concord EFS, Inc.* (Provider of electronic transaction authorization,
   processing, settlement and transfer services) ...........................................       103,150      4,532,153
Diamond Offshore Drilling, Inc. (Explorer and producer of oil and gas) .....................        79,900      3,196,000
Documentum, Inc.* (Developer of software products) .........................................        42,500      2,111,719
EOG Resources. Inc. (Explorer and producer of oil and gas) .................................        62,500      3,417,969
Fiserv Inc.* (Provider of data processing services) ........................................        83,500      3,961,031
Garmin Ltd.* (Provider of navigation, communication and information devices) ...............        30,800        608,300
H & R Block, Inc. (Operator of tax consulting and preparation chain) .......................        39,300      1,626,037
Hain Celestial Group, Inc.* (Distributor of natural, organic and specialty food
   products) ...............................................................................        23,100        750,750
ITXC Corp.* (Provider of Internet-based voice and fax services) ............................        29,900        207,431
Internet Security Systems, Inc.* (Provider of security management solutions for
   the Internet) ...........................................................................        33,600      2,635,500
Invitrogen Corp.* (Developer and provider of technologies for molecular biology
   research) ...............................................................................        22,500      1,943,437
Legg Mason, Inc. (Provider of various financial services) ..................................        84,300      4,594,350
MIH Ltd.* (Provider of pay-TV services) ....................................................        27,800        361,400
Manugistics Group, Inc.* (Provider of solutions for enterprises and evolving
   e-business trading networks) ............................................................        24,600      1,402,200
Medarex, Inc.* (Developer of pharmaceutical products) ......................................        18,100        737,575
NPS Pharmaceuticals, Inc.* (Developer of small molecule drugs) .............................        35,900      1,723,200
Nabors Industries, Inc.* (Contractor of land drilling ) ....................................       110,800      6,553,820
OpenTV Corp.* (Developer of interactive television software) ...............................         5,100         52,913
Polycom, Inc.* (Manufacturer of audio and data conferencing products) ......................        52,100      1,676,969
PurchasePro.com, Inc.* (Provider of Internet business-to-business e-commerce
   services) ...............................................................................        98,200      1,718,500
Radio One, Inc.* (Operator of radio broadcasting business targeting
   African-Americans) ......................................................................        61,900        680,900
Rational Software Corp.* (Developer of software products and services for
   software applications) ..................................................................        56,400      2,196,075
Regeneron Pharmaceuticals, Inc.* (Developer of pharmaceutical products) ....................        22,500        793,477
S&P Mid-Cap 400 Depository Receipts (Security that represents ownership in the
   Mid-Cap SPDR Trust) .....................................................................        57,000      5,379,375
St. Jude Medical, Inc.* (Manufacturer of heart valves) .....................................        81,700      5,019,444
Symbol Technologies, Inc. (Manufacturer of bar code laser scanners) ........................       177,263      6,381,450
Tiffany & Co. (Retailer of jewelry and gift items) .........................................        39,300      1,242,862
Veritas DGC Inc.* (Provider of integrated geophysical technologies designed to
   enhance drilling success) ...............................................................        38,700      1,250,010
WatchGuard Technologies, Inc.* (Provider of Internet security products) ....................        46,800      1,480,050
Waters Corp.* (Provider of high-performance liquid chromatography products and
   services) ...............................................................................        32,600      2,722,100
Zions Bancorp (Provider of commercial banking services) ....................................        28,900      1,804,444
                                                                                                              -----------
                                                                                                               93,359,314
                                                                                                              -----------
Total Common Stocks (Cost $148,128,097)                                                                       156,331,911

Total Investment Portfolio -- 100.0% (Cost $163,899,514) (a)                                                  172,103,328

*   Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
*** Annualized yield at time of purchase; not a coupon rate.
(a) At December 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $164,018,006 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ...............................................................  $  26,292,231
    Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value ...............................................................     18,206,909
    Net unrealized appreciation ..........................................................................  $   8,085,322

--------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2000, aggregated $184,139,619 and $81,716,670, respectively.

--------------------------------------------------------------------------------

From November 1, 2000 through December 31, 2000, the Portfolio incurred approximately $1,792,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.

    The accompanying notes are an integral part of the financial statements.


76 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GLOBAL DISCOVERY PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

Global Discovery Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $163,899,514) ........  $  172,103,328
Cash ...........................................................           6,565
Dividends receivable ...........................................          93,084
Interest receivable ............................................           3,031
Receivable for Portfolio shares sold ...........................          87,026
Foreign taxes recoverable ......................................          36,501
Other assets ...................................................             678
                                                                  --------------
Total assets ...................................................     172,330,213

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ..............................         698,952
Payable for Portfolio shares redeemed ..........................       1,731,009
Accrued management fee .........................................         132,831
Accrued accounting fees ........................................          29,817
Other accrued expenses and payables ............................          84,747
                                                                  --------------
Total liabilities ..............................................       2,677,356
Net assets, at value ...........................................  $  169,652,857

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments ..................................................       8,203,814
  Foreign currency related transactions ........................           5,058
Accumulated net realized gain (loss) ...........................         866,118
Paid-in capital ................................................     160,577,867
Net assets, at value ...........................................  $  169,652,857

Class A

Net Asset Value, offering and redemption price per
   share ($158,873,996 / 13,514,198 outstanding shares of
   beneficial interest, no par value, unlimited number
   of shares authorized) .......................................  $        11.76

Class B

Net Asset Value, offering and redemption price per share
   ($10,778,861 / 921,916 outstanding shares of beneficial
   interest, no par value, unlimited number of shares
   authorized) .................................................  $        11.69

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 77
                                                GLOBAL DISCOVERY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $38,181) ..........  $      529,064
Interest ......................................................         900,351
                                                                 --------------
Total Income ..................................................       1,429,415
                                                                 --------------
Expenses:
Management fee ................................................       1,359,123
Custodian fees ................................................         186,614
Accounting fees ...............................................         169,756
Distribution fees (Class B) ...................................          23,354
Auditing ......................................................          13,806
Legal .........................................................           4,234
Trustees' fees and expenses ...................................          14,754
Reports to shareholders .......................................           2,602
Registration fees .............................................          32,908
                                                                 --------------
Total expenses ................................................       1,807,151
Net investment income (loss)                                           (377,736)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................       2,078,749
Foreign currency related transactions .........................         (42,617)
                                                                 --------------
                                                                      2,036,132
                                                                 --------------
Net unrealized appreciation (depreciation)
    during the period on:
Investments ...................................................     (16,429,811)
Foreign currency related transactions .........................           5,227
                                                                 --------------
                                                                    (16,424,584)
Net gain (loss) on investment transactions                          (14,388,452)

Net increase (decrease) in net assets resulting
    from operations                                              $  (14,766,188)

    The accompanying notes are an integral part of the financial statements.


78 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GLOBAL DISCOVERY PORTFOLIO

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000             1999
----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..............................................................  $     (377,736)  $     (267,553)
Net realized gain (loss) on investment transactions .......................................       2,036,132        6,427,361
Net unrealized appreciation (depreciation) on
    investment transactions during the period .............................................     (16,424,584)      18,887,330
                                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations ...........................     (14,766,188)      25,047,138
                                                                                             --------------   --------------
Distributions to shareholders from:

Net investment income:
Class A ...................................................................................        (986,284)              --
                                                                                             --------------   --------------
Class B ...................................................................................         (49,881)              --
                                                                                             --------------   --------------
Net realized gains:
Class A ...................................................................................      (5,917,706)        (336,073)
                                                                                             --------------   --------------
Class B ...................................................................................        (438,954)         (38,072)
                                                                                             --------------   --------------
Portfolio share transactions:
Class A
Proceeds from shares sold .................................................................     177,758,322       47,977,272
Reinvestment of distributions .............................................................       6,903,990          336,073
Cost of shares redeemed ...................................................................     (75,515,456)     (25,592,178)
                                                                                             --------------   --------------
Net increase (decrease) in net assets from Class A share transactions .....................     109,146,856       22,721,167
                                                                                             --------------   --------------
Class B
Proceeds from shares sold .................................................................       6,835,369        2,115,662
Reinvestment of distributions .............................................................         488,835           38,073
Cost of shares redeemed ...................................................................      (1,885,145)      (1,824,969)
                                                                                             --------------   --------------
Net increase (decrease) in net assets from Class B share transactions .....................       5,439,059          328,766
                                                                                             --------------   --------------
Increase (decrease) in net assets .........................................................      92,426,902       47,722,926
Net assets at beginning of period .........................................................      77,225,955       29,503,029
Net assets at end of period (including undistributed net investment income
   of $976,351 at December 31, 1999) ......................................................  $  169,652,857   $   77,225,955

Other Information
----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period .................................................       5,348,352        3,172,540
                                                                                             --------------   --------------
Shares sold ...............................................................................      13,444,650        4,926,169
Shares issued to shareholders in reinvestment of distributions ............................         559,481           40,056
Shares redeemed ...........................................................................      (5,838,285)      (2,790,413)
                                                                                             --------------   --------------
Net increase (decrease) in Portfolio shares ...............................................       8,165,846        2,175,812
Shares outstanding at end of period .......................................................      13,514,198        5,348,352

Class B
Shares outstanding at beginning of period .................................................         512,155          500,409
                                                                                             --------------   --------------
Shares sold ...............................................................................         510,443          217,938
Shares issued to shareholders in reinvestment of distributions ............................          39,775            4,560
Shares redeemed ...........................................................................        (140,457)        (210,752)
                                                                                             --------------   --------------
Net increase (decrease) in Portfolio shares ...............................................         409,761           11,746
Shares outstanding at end of period .......................................................         921,916          512,155

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 79
                                                GLOBAL DISCOVERY PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------

Global Discovery Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class A (b)
------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000        1999        1998        1997         1996(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.18      $ 8.04      $ 7.08      $ 6.33       $ 6.00(d)
                                                                       -------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                         (.03)       (.06)       (.03)       (.03)        (.01)
Net realized and unrealized gain (loss) on investment transactions       (.62)       5.30        1.18         .81          .34
                                                                       -------------------------------------------------------------
  Total from investment operations                                       (.65)       5.24        1.15         .78          .33
Less distributions from:
Net investment income                                                    (.11)         --        (.12)       (.02)          --
Net realized gains on investment transactions                            (.66)       (.10)       (.07)       (.01)          --
                                                                       -------------------------------------------------------------
  Total distributions                                                    (.77)       (.10)       (.19)       (.03)          --
Net asset value, end of period                                         $11.76      $13.18      $ 8.04      $ 7.08       $ 6.33
                                                                       -------------------------------------------------------------
Total Return (%)                                                        (5.29)      65.88       16.44(e)    12.38(e)      5.50(e)**

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    159          71          25          18           17
Ratio of expenses before expense reductions (%)                          1.28        1.63        1.72        1.50         1.50*
Ratio of expenses after expense reductions (%)                           1.28        1.63        1.79        1.79         2.32*
Ratio of net investment income (loss) (%)                                (.25)       (.66)       (.40)       (.44)        (.13)*
Portfolio turnover rate (%)                                                66          70          54          83           50*

Class B
------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2000        1999        1998         1997(f)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $13.11      $ 8.01      $ 7.07       $ 6.20
                                                                                   -------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                     (.07)       (.08)       (.05)        (.04)
Net realized and unrealized gain (loss) on investment transactions                   (.61)       5.28        1.18          .91
                                                                                   -------------------------------------------------
  Total from investment operations                                                   (.68)       5.20        1.13          .87
Less distributions from:
Net investment income                                                                (.08)         --        (.12)          --
Net realized gains on investment transactions                                        (.66)       (.10)       (.07)          --
                                                                                   -------------------------------------------------
  Total distributions                                                                (.74)       (.10)       (.19)          --
Net asset value, end of period                                                     $11.69      $13.11      $ 8.01       $ 7.07
                                                                                   -------------------------------------------------
Total Return (%)                                                                    (5.42)      65.63       16.18(e)     14.03(e)**

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 11           7           4            2
Ratio of expenses before expense reductions (%)                                      1.53        1.88        1.98         1.75*
Ratio of expenses after expense reductions (%)                                       1.53        1.88        2.04         2.00*
Ratio of net investment income (loss) (%)                                            (.52)       (.91)       (.69)        (.89)*
Portfolio turnover rate (%)                                                            66          70          54           83

(a)   Based on monthly average shares outstanding during the period.
(b)   On May 2, 1997 existing shares were redesignated as Class A shares.
(c)   For the period May 1, 1996 (commencement of operations) to December 31,
      1996.
(d)   Original capital.
(e)   Total returns would have been lower had certain expenses not been reduced.
(f) For the period May 2, 1997 (commencement of sales of Class B shares) to December 31, 1997.
*     Annualized
**    Not annualized


80 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   GLOBAL DISCOVERY PORTFOLIO

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

[SIDEBAR]

International equity markets have been under pressure from the U.S. economic slowdown.

[END SIDEBAR]

International Portfolio

Dear Shareholders,

The broad correction in global equity markets that began at the end of the first quarter continued throughout the year 2000. The outlook for global economic growth deteriorated as interest rate hikes in the United States, as well as in Europe and Japan, started to affect demand. This more uncertain investment environment led to a sharp rise in stock market volatility and a reduced appetite for risk among international investors.

During the fourth quarter, Class A shares of the International Portfolio returned -2.73%, slightly underperforming its benchmark, the MSCI EAFE, which returned -2.68%. The peer group average as measured by the Morningstar Foreign Stock category returned an average of -4.75%. For the full year, the portfolio returned -21.70%, underperforming its benchmark return of -13.38% and peer universe of -14.75%. (All numbers are unadjusted for sales charges.) The underperformance for the full year reflects the global sell-off in higher growth, higher valuation technology, media and telecommunications (TMT) stocks.

However, the positive impact of a repositioning of the portfolio begun early in the year became more visible during the fourth quarter as the sell-off in TMT stocks deepened and worries about the health of the U.S. economy grew. Declines in the portfolio's technology holdings were more than offset by gains in the rest of the portfolio. Unsurprisingly in this tough environment, a number of the more defensive holdings provided good support, such as Nestle (Switzerland), Suez Lyonnaise (France), and East Japan Railway. However, of greater importance for returns was the solid performance of a number of the portfolio's heavyweights, such as Reed (U.K.), Bayer (Germany), Aventis (France), and E.On (Germany). The portfolio's positioning in European insurance stocks, which was significantly increased earlier in the year, also helped. Finally, there was a rebound in some cyclical commodity stocks with strong valuation support, like Rio Tinto (U.K.) and Rhodia (France).

We anticipate that the environment for international equity markets will remain challenging in the coming months. International equity markets are under pressure from the abrupt U.S. economic slowdown and its potential effect on global corporate earnings. The outlook for European economic growth is relatively positive compared to Japan and to the rapid deceleration in the United States. Overall, we expect the current period of uncertainty for corporate profitability to continue -- and as the market wrestles with declining corporate earnings against an easing interest rate environment, we would expect the high volatility in global equity markets witnessed in the past year to persist. Meanwhile, our security selection remains focused on companies or industries undergoing secular change, which we believe should perform relatively well under a broad range of economic scenarios.

Sincerely,

Your Portfolio Management Team


/s/ Irene T. Cheng                                       /s/ Nicholas Bratt

Irene T. Cheng                                           Nicholas Bratt
Lead Portfolio Manager                                   Portfolio Manager


/s/ Carol L. Franklin                                    /s/ Marc J. Slendebroek

Carol L. Franklin                                        Marc J. Slendebroek
Portfolio Manager                                        Portfolio Manager


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 81
                                                   INTERNATIONAL PORTFOLIO

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

International Portfolio

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

       International Portfolio          MSCI EAFE &
            -- Class A*                Canada Index
'90             10000                     10000
'91             11145                     11208
'92             10801                      9842
'93             14886                     12986
'94             14760                     13940
'95             16400                     15537
'96             18824                     16602
'97             20531                     16978
'98             24326                     20162
'99             37586                     25790
'00             29429                     22339

               Yearly periods ended December 31

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

International Portfolio -- Class A*                              MSCI EAFE & Canada Index
-------------------------------------------------------------    ------------------------------------------------------------
                                          Total Return                                                     Total Return
                                  ---------------------------                                      --------------------------
Period Ended         Growth of                     Average       Period Ended        Growth of                     Average
12/31/2000            $10,000      Cumulative       Annual       12/31/2000           $10,000      Cumulative       Annual
-------------------------------------------------------------    ------------------------------------------------------------
1 Year              $   7,830       -21.70%        -21.70%       1 Year             $   8,662        -13.38%       -13.38%
5 Year              $  17,944        79.44%         12.41%       5 Year             $  14,378         43.78%         7.52%
10 Year*            $  29,429       194.29%         11.40%       10 Year*           $  22,339        123.39%         8.36%

* On May 8, 1997, existing shares were redesignated as Class A shares.

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE CHART]

                 International Portfolio          MSCI EAFE &
                       -- Class B                 Canada Index
5/97*                     10000                      10000
6/97                      10513                      10534
12/97                     10036                       9686
6/98                      12107                      11196
12/98                     11870                      11503
6/99                      13043                      12021
12/99                     18294                      14714
6/00                      16293                      14277
12/00                     14289                      12744

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses.

International Portfolio -- Class B                               MSCI EAFE & Canada Index
-------------------------------------------------------------    ------------------------------------------------------------
                                           Total Return                                                    Total Return
                                   --------------------------                                      --------------------------
Period Ended         Growth of                     Average        Period Ended       Growth of                      Average
12/31/2000            $10,000      Cumulative       Annual        12/31/2000          $10,000       Cumulative       Annual
-------------------------------------------------------------     -----------------------------------------------------------
1 Year              $   7,811        -21.89%       -21.89%        1 Year            $   8,662        -13.38%        -13.38%
Life of                                                           Life of
Portfolio**         $  14,570         45.70%        10.88%        Portfolio**       $  12,744         27.44%          6.99%

** The Portfolio commenced selling Class B shares on May 8, 1997. Index comparisons begin May 31, 1997.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


82 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   INTERNATIONAL PORTFOLIO

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

International Portfolio

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

By Region
(Excluding 9% Cash Equivalents)

Europe                                                 75%
Japan                                                  20%           [PIE CHART]
Pacific Basin                                           3%
U.S. & Canada                                           2%
-----------------------------------------------------------
                                                      100%
-----------------------------------------------------------

By Sector
(Excluding 9% Cash Equivalents)

Financial                                              27%
Manufacturing                                          13%
Communications                                         10%
Consumer Staples                                        9%           [PIE CHART]
Service Industries                                      6%
Energy                                                  6%
Technology                                              5%
Health                                                  5%
Utilities                                               5%
Other                                                  14%
-----------------------------------------------------------
                                                      100%
-----------------------------------------------------------

The portfolio is heavily weighted in Europe, where the outlook for economic growth is relatively stable.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(21% of Portfolio)

1.  E.On AG
    Distributor of oil and chemicals

2.  Aventis S.A.
    Manufacturer of life science products

3.  Vodafone Group plc
    Provider of mobile telecommunication services

4.  Reed International plc
    Publisher of scientific, professional and business-to-business materials

5.  Total Fina ELF S.A. "B"
    Explorer of oil and natural gas

6.  Bayer AG
    Producer of chemical products

7.  Nestle S.A.
    Producer of food products

8.  Assicurazioni Generali
    Provider of insurance and financial services

9.  Shell Transport & Trading plc
    Provider of oil internationally

10. Matsushita Electric Industrial Co., Ltd.
    Manufacturer of consumer electronic products


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 83
                                                   INTERNATIONAL PORTFOLIO

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

International Portfolio

                                                                                                 Principal
                                                                                               Amount ($)(c)   Value ($)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.2%
-------------------------------------------------------------------------------------------------------------------------

Salomon Brothers, 6.3%, to be repurchased at $24,091,853 on 1/2/2001**
   (Cost $24,075,000) ...................................................................       24,075,000     24,075,000

-------------------------------------------------------------------------------------------------------------------------
Short-Term Investments 5.3%
-------------------------------------------------------------------------------------------------------------------------

United States
Federal Home Loan Mortgage Corp., Discount Note, 6.7%***, 1/2/2001
   (Cost $39,993,667) ...................................................................       40,000,000     39,993,667

-------------------------------------------------------------------------------------------------------------------------
Bonds 0.0%
-------------------------------------------------------------------------------------------------------------------------

United Kingdom
British Aerospace plc, 7.45%, 11/30/2003 (Producer of military aircraft)
   (Cost $50,110) .......................................................................       GBP 63,943         85,989

-------------------------------------------------------------------------------------------------------------------------
Participating Loan Note 0.3%
-------------------------------------------------------------------------------------------------------------------------

Luxembourg
Eurotunnel Finance Ltd., Step-up coupon, 1.0% to 12/31/2005,
   1% plus 26.45% of net available cash flow to 4/30/2040
   (Cost $2,218,612) ....................................................................            1,700(b)   2,013,801

                                                                                                  Shares
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Common Stocks 91.2%
-------------------------------------------------------------------------------------------------------------------------
Australia 1.1%
Broken Hill Proprietary Co., Ltd. (Producer of petroleum, mineral and steel
   products) ............................................................................          523,200      5,532,632
WMC Ltd. (Developer of mineral products) ................................................          717,583      3,065,125
                                                                                                              -----------
                                                                                                                8,597,757
                                                                                                              -----------
Belgium 1.2%
Interbrew* (Distributor and developer of beer in Europe, North America and Asia) ........          253,100      8,832,777
Interbrew Strip* (Distributor and developer of beer in Europe, North America
   and Asia) ............................................................................           95,300            896
                                                                                                              -----------
                                                                                                                8,833,673
                                                                                                              -----------
Canada 1.6%
Canadian National Railway Co. (Operator of railroad services) ...........................          247,300      7,306,965
Nortel Networks Corp. (Provider of telephone, data and wireless products for
   the Internet) ........................................................................          138,228      4,431,935
                                                                                                              -----------
                                                                                                               11,738,900
                                                                                                              -----------
Denmark 0.3%
Infineon Technologies AG* (Manufacturer and marketer of semiconductors) .................           53,206      1,980,856
                                                                                                              -----------
France 17.0%
AXA S.A. (Provider of insurance, finance and real estate services) ......................           49,441      7,158,222
Accor S.A. (Operator of hotels, travel agencies and restaurants) ........................           62,286      2,635,118
Alcatel S.A. (Manufacturer of transportation, telecommunication and energy
   equipment) ...........................................................................          169,670      9,650,673
Aventis S.A. (Manufacturer of life science products) ....................................          226,754     19,932,590
BNP Paribas S.A. (Provider of banking services) .........................................           75,229      6,612,932
Bouygues S.A. (Developer of large public projects, real estate, off-shore oil
   platforms and energy networks) .......................................................           88,820      4,029,074
Christian Dior S.A. (Manufacturer of luxury products) ...................................           98,901      4,746,720
Compagnie Generale d'Industrie et de Participations*
   (Producer of automobile components, diagnostic equipment and abrasive pellets) .......           34,156      1,621,644
Credit Lyonnais S.A. (Provider of diversified banking services) .........................          163,376      5,713,844
Etablissements Economiques du Casino Guichard-Perrachon S.A.
   (Operator of supermarkets and convenience stores) ....................................           68,800      4,495,421

    The accompanying notes are an integral part of the financial statements.


84 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                  Shares       Value ($)
-------------------------------------------------------------------------------------------------------------------------
European Aeronautic Defence and Space Co.* (Manufacturer of airplanes and
   military equipment) ..................................................................            7,468        166,118
Eurotunnel S.A.* (Designer, financer and constructor of a tunnel that runs
   under the English Channel and connects England to France) ............................        3,989,287      3,975,560
Lagardere S.C.A. (Producer of audiovisual and telecommunication services) ...............           36,995      2,149,457
Pinault-Printemps-Redoute S.A. (Operator of department stores) ..........................           17,766      3,823,249
Rhodia S.A. (Manufacturer of drugs and chemical products) ...............................          361,871      5,613,515
STMicroelectronics N.V. (Manufacturer of semiconductor integrated circuits) .............           68,709      3,003,750
Schneider Electric S.A. (Manufacturer of electronic components and automated
   manufacturing systems) ...............................................................           56,331      4,114,960
Societe BIC S.A. (Manufacturer of office supplies) ......................................          102,623      4,041,590
Suez Lyonnaise des Eaux S.A. (Developer of water and electric utility) ..................           62,606     11,448,082
Total Fina ELF S.A. "B" (Explorer of oil and natural gas) ...............................          114,523     17,054,739
Vivendi Universal S.A. (Provider of various public services) ............................           78,093      5,146,682
                                                                                                              -----------
                                                                                                              127,133,940
                                                                                                              -----------
Germany 13.5%
Allianz AG (Provider of multi-line insurance services) ..................................           24,936      9,393,843
Bayer AG (Producer of chemical products) ................................................          295,757     15,598,939
Bayerische Hypo-und Vereinsbank AG (Provider of banking services) .......................          131,569      7,396,937
Celanese AG (Manufacturer and distributor of industrial chemicals) ......................           15,526        281,718
Commerzbank AG (Provider of banking services) ...........................................           85,400      2,448,809
Deutsche Bank AG (Registered) (Provider of financial services) ..........................           83,529      6,973,446
Deutsche Post AG* (Provider of mail delivery and other services to the public
   and to businesses) ...................................................................          130,602      2,813,015
Deutsche Telekom AG (Provider of telecommunication services) ............................           97,525      2,943,189
Dresdner Bank AG (Provider of banking services) .........................................          122,940      5,351,449
E.On AG (Distributor of oil and chemicals) ..............................................          349,075     21,266,250
Ergo Versicherungs Gruppe AG (Provider of insurance services) ...........................           34,247      5,731,123
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) ............           20,125      1,226,050
Metro AG (Operator of building, clothing, electronic and food stores) ...................           92,400      4,256,623
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Provider of
   insurance services) ..................................................................           17,203      6,145,892
SAP AG (Manufacturer of computer software) ..............................................           21,708      3,077,644
Siemens AG (Developer of electrical products) ...........................................           44,299      5,799,443
                                                                                                              -----------
                                                                                                              100,704,370
                                                                                                              -----------
Hong Kong 1.1%
China Mobile Ltd.* (Provider of cellular telecommunication services) ....................          612,000      3,342,590
Hutchison Whampoa Ltd. (Provider of investment services) ................................          271,400      3,383,931
Legend Holdings Ltd. (Manufacturer of computers and related products) ...................        1,616,000      1,015,219
MTR Corp.* (Provider of public transport services in Hong Kong) .........................          392,000        688,539
                                                                                                              -----------
                                                                                                                8,430,279
                                                                                                              -----------
Italy 5.8%
Alleanza Assicurazioni SpA (Provider of life insurance services) ........................          232,200      3,704,599
Assicurazioni Generali (Provider of insurance and financial services) ...................          308,300     12,260,581
Banca Intesa SpA (Provider of banking services) .........................................        1,870,671      9,004,603
Holding di Partecipazioni Industriali SpA (Producer of apparel and sports
   footwear) ............................................................................        1,561,300      1,936,102
Mediobanca SpA (Provider of loans and credit to manufacturing and service firms) ........          869,500      9,874,922
Riunione Adriatica di Sicurta SpA (Provider of insurance services) ......................          440,450      6,878,020
                                                                                                              -----------
                                                                                                               43,658,827
                                                                                                              -----------
Japan 18.3%
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ................................          348,000      5,774,672
DDI Corp. (Provider of telecommunication services) ......................................              327      1,573,598
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services) .......          399,000      4,157,266
East Japan Railway Co. (Operator of railroad services) ..................................            1,345      7,870,306
Kyocera Corp. (Manufacturer of ceramic packaging) .......................................           18,300      1,993,022
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic
   products) ............................................................................          509,000     12,135,983
Mitsubishi Estate Co., Ltd. (Provider of real estate services) ..........................          603,000      6,424,978

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 85
                                                   INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                  Shares       Value ($)
-------------------------------------------------------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Real estate company) ..........................................          707,000      7,008,253
Mizuho Holdings, Inc. (Provider of financial services) ..................................            1,519      9,392,594
NEC Corp. (Manufacturer of telecommunication and computer equipment) ....................          327,000      5,968,821
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment) .........              432      7,432,664
Nikko Securities Co., Ltd. (Provider of broker and dealer services) .....................          503,000      3,887,817
Nintendo Co., Ltd. (Manufacturer of game equipment) .....................................           40,800      6,410,410
Nippon Telegraph & Telephone Corp. (Provider of telecommunication services) .............              794      5,707,092
Nissan Motor Co., Ltd.* (Manufacturer of motor vehicles) ................................          869,000      4,993,904
Nomura Securities Co., Ltd. (Provider of financial services) ............................          395,000      7,089,301
Sakura Bank, Ltd. (Provider of banking services) ........................................        1,141,000      6,875,895
Sankyo Co., Ltd. (Producer of over-the-counter drugs ) ..................................          260,000      6,221,834
Sanyo Electric Co., Ltd. (Manufacturer of consumer electronics) .........................          399,000      3,310,480
Sony Corp. (Manufacturer of consumer and industrial electronic equipment) ...............           59,400      4,098,341
Sony Corp. (ADR) (Manufacturer of consumer and industrial electronic equipment) .........           18,600      1,297,350
Sumitomo Electric Industries, Ltd. (Manufacturer of electric wires and cables) ..........          349,000      5,712,017
Takeda Chemical Industries, Ltd. (Leading pharmaceutical manufacturer) ..................           60,000      3,542,358
Toshiba Corp. (Manufacturer of electric machinery) ......................................          477,000      3,182,777
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer and marketer of a wide
   variety of pharmaceuticals) ..........................................................          117,000      5,047,860
                                                                                                              -----------
                                                                                                              137,109,593
                                                                                                              -----------
Korea 0.5%
SK Telecom Co., Ltd. (Provider of mobile telecommunications services) ...................           20,250      4,050,000
                                                                                                              -----------
Netherlands 6.7%
ABN AMRO Holding N.V. (Provider of financial services) ..................................          345,600      7,869,462
ASM Lithography Holding N.V.* (Developer, manufacturer and marketer of
   photolithography projections systems) ................................................          126,700      2,881,441
Akzo Nobel N.V. (Producer and marketer of health care products, coatings,
   chemicals and fibers) ................................................................           90,320      4,857,101
Elsevier N.V. (International publisher of scientific, professional, business
   and consumer information books) ......................................................          156,900      2,309,999
Equant N.V.* (Provider of international data network services) ..........................          106,400      2,785,890
Fortis (NL) N.V. (Provider of banking and insurance services) ...........................           81,700      2,657,635
Gucci Group N.V. (New York shares) (Designer and producer of personal luxury
   accessories and apparel) .............................................................           66,700      5,902,950
Heineken N.V. (Producer of beer and soft drinks) ........................................          124,600      7,549,847
Laurus N.V. (Operator of supermarkets and liquor stores) ................................          136,520      1,296,328
Unilever N.V. (Manufacturer of branded and packaged consumer goods) .....................          126,800      8,034,823
VNU N.V. (Provider of international publishing services) ................................           75,320      3,707,014
                                                                                                              -----------
                                                                                                               49,852,490
                                                                                                              -----------
Spain 0.8%
Telefonica S.A.* (Provider of telecommunication services) ...............................          366,007      6,056,186
                                                                                                              -----------
Sweden 0.7%
Telefonaktiebolaget LM Ericsson AB "B" (Producer of advanced systems and
   products for wired and mobile communications) ........................................          440,600      5,017,957
                                                                                                              -----------
Switzerland 4.8%
Nestle S.A. (Registered) (Producer of food products) ....................................            5,807     13,577,324
Roche Holding AG (Manufacturer of pharmaceutical and chemical products) .................              507      5,177,565
Swiss Re (Registered) (Provider of life insurance services) .............................            2,385      5,731,258
UBS AG (Registered) (Provider of banking and asset management services) .................           67,545     11,050,691
                                                                                                              -----------
                                                                                                               35,536,838
                                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.


86 SCUDDER VARIABLE LIFE INVESTMENT FUND --
   INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                  Shares       Value ($)
-------------------------------------------------------------------------------------------------------------------------
Taiwan 0.0%
GigaMedia Ltd.* (Provider of broadband Internet access services and content) ............           65,200        179,300
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic products) .............               60            304
                                                                                                              -----------
                                                                                                                  179,604
                                                                                                              -----------
United Kingdom 17.8%
ARM Holdings plc* (Designer of RISC microprocessors and related technology) .............          206,955      1,564,716
BOC Group plc (Producer of chemical products) ...........................................          469,253      7,130,786
BP Amoco plc (Provider of oil internationally) ..........................................        1,358,269     10,959,445
BAE SYSTEMS plc (Producer of military aircraft) .........................................        1,004,588      5,734,035
British Airways plc (Provider of passenger and cargo airline services) ..................          681,890      3,978,729
British Telecommunications plc (Provider of telecommunication services) .................          529,014      4,521,393
Cable and Wireless plc (Provider of telecommunication services ) ........................          475,811      6,419,944
Diageo plc (Producer and distributor of food products, beer and liquor; owner
   of fast-food restaurants) ............................................................          476,551      5,340,472
EMI Group plc (Producer of music recordings) ............................................          740,558      6,085,984
GlaxoSmithKline plc* (Developer, manufacturer and marketer of vaccines,
   prescription and over-the-counter medicines) .........................................          286,068      8,078,671
Granada Media plc* (Producer of TV programs, feature films and made-for-TV movies) ......          446,504      2,835,459
Lasmo plc (Oil production and exploration) ..............................................                5             15
Prudential Corp. plc (Provider of a broad range of financial services) ..................          229,750      3,697,262
Reed International plc (Publisher of scientific, professional and business to
   business materials) ..................................................................        1,657,444     17,335,881
Reuters Group plc (Provider of international news and information) ......................          610,913     10,342,328
Rio Tinto plc (Developer of mining products) ............................................          453,843      7,988,403
Shell Transport & Trading plc (Provider of oil internationally) .........................        1,484,312     12,176,054
Vodafone Group plc (Provider of mobile telecommunication services) ......................        5,152,810     18,901,865
                                                                                                              -----------
                                                                                                              133,091,442
                                                                                                              -----------
Total Common Stocks (Cost $664,052,881)                                                                       681,972,712
Total Investment Portfolio -- 100.0% (Cost $730,390,270) (a)                                                  748,141,169

*   Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
*** Annualized yield at time of purchase; not a coupon rate.
(a) At December 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $730,484,224 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ...................................................................  $ 80,061,759
    Aggregate gross unrealized depreciation for all investments in which there is
       an excess of tax cost over value ...................................................................    62,404,814
    Net unrealized appreciation ...........................................................................  $ 17,656,945

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.
(c) Principal amount is stated in U.S. dollars unless otherwise specified.

--------------------------------------------------------------------------------

    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 2000, aggregated $642,314,240 and $601,800,582, respectively.

--------------------------------------------------------------------------------

    From November 1 through December 31, 2000, the International Portfolio incurred approximately $3,349,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 87
                                                   INTERNATIONAL PORTFOLIO

Financial Statements
--------------------------------------------------------------------------------

International Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $730,390,270) .......................   $ 748,141,169
Cash ..........................................................................          49,984
Receivable for investments sold ...............................................       2,693,308
Dividends receivable ..........................................................         418,461
Interest receivable ...........................................................          12,897
Receivable for Portfolio shares sold ..........................................         346,295
Foreign taxes recoverable .....................................................         930,415
                                                                                  -------------
Total assets ..................................................................     752,592,529

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased .............................................         232,320
Payable for Fund shares redeemed ..............................................      31,061,849
Accrued management fee ........................................................         485,982
Accrued accounting fees .......................................................          48,791
Other accrued expenses and payables ...........................................         213,172
                                                                                  -------------
Total liabilities .............................................................      32,042,114
Net assets, at value ..........................................................   $ 720,550,415

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...........................................       3,102,624
Net unrealized appreciation (depreciation) on:
  Investments .................................................................      17,750,899
  Foreign currency related transactions .......................................            (187)
Accumulated net realized gain (loss) ..........................................     114,540,266
Paid-in capital ...............................................................     585,156,813
Net assets, at value ..........................................................   $ 720,550,415

Class A

Net Asset Value and redemption price per share ($719,786,784 / 50,467,229 outstanding shares of beneficial interest, no par value, unlimited number of
   shares authorized) .........................................................   $       14.26

Class B

Net Asset Value, offering and redemption price per share ($763,631 / 53,819 outstanding shares of beneficial interest, no par value, unlimited number of
   shares authorized) .........................................................   $       14.19

    The accompanying notes are an integral part of the financial statements.


88 -- SCUDDER VARIABLE LIFE INVESTMENT FUND
      INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,309,749) .......................   $   8,642,031
Interest ......................................................................       3,160,439
                                                                                  -------------
Total Income ..................................................................      11,802,470
                                                                                  -------------
Expenses:
Management fee ................................................................       6,655,622
Custodian fees ................................................................         506,175
Accounting fees ...............................................................         536,976
Distribution fees (Class B) ...................................................           2,039
Auditing ......................................................................          21,065
Legal .........................................................................          14,863
Trustees' fees and expenses ...................................................          11,664
Reports to shareholders .......................................................          18,102
Registration fees .............................................................          64,778
Other .........................................................................          15,310
                                                                                  -------------
Total expenses ................................................................       7,846,594
Net investment income (loss) ..................................................       3,955,876

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................................     121,766,652
Foreign currency related transactions .........................................        (215,940)
                                                                                  -------------
                                                                                    121,550,712
                                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................................    (292,599,009)
Foreign currency related transactions .........................................          17,259
                                                                                  -------------
                                                                                   (292,581,750)
Net gain (loss) on investment transactions                                         (171,031,038)

Net increase (decrease) in net assets resulting from operations                   $(167,075,162)

    The accompanying notes are an integral part of the financial statements.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 89
                                                   INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 Years Ended December 31,
Increase (Decrease) in Net Assets                                                                 2000              1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     3,955,876    $     4,542,149
Net realized gain (loss) on investment transactions ....................................       121,550,712         79,382,785
Net unrealized appreciation (depreciation) on investment transactions during the period       (292,581,750)       221,137,282
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ........................      (167,075,162)       305,062,216
                                                                                           ---------------    ---------------
Distributions to shareholders from:
Net investment income:
Class A ................................................................................        (4,323,565)          (722,598)
                                                                                           ---------------    ---------------
Class B ................................................................................            (1,773)                --
                                                                                           ---------------    ---------------
Net realized gains:
Class A ................................................................................       (87,912,485)       (53,833,552)
                                                                                           ---------------    ---------------
Class B ................................................................................           (81,114)           (42,651)
                                                                                           ---------------    ---------------
Portfolio share transactions:
Class A
Proceeds from shares sold ..............................................................     4,177,908,200      2,032,640,835
Reinvestment of distributions ..........................................................        92,236,050         54,556,150
Cost of shares redeemed ................................................................    (4,165,548,420)    (1,971,986,035)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class A share transactions ..................       104,595,830        115,210,950
                                                                                           ---------------    ---------------
Class B
Proceeds from shares sold ..............................................................           492,244            116,161
Reinvestment of distributions ..........................................................            82,887             42,651
Cost of shares redeemed ................................................................          (218,125)           (33,017)
                                                                                           ---------------    ---------------
Net increase (decrease) in net assets from Class B share transactions ..................           357,006            125,795
                                                                                           ---------------    ---------------
Increase (decrease) in net assets ......................................................      (154,441,263)       365,800,160
Net assets at beginning of period ......................................................       874,991,678        509,191,518

Net assets at end of period (including undistributed net investment income of
   $3,102,624 and $3,778,734, respectively) ............................................   $   720,550,415    $   874,991,678

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Class A
Shares outstanding at beginning of period ..............................................        42,980,529         34,950,563
                                                                                           ---------------    ---------------
Shares sold ............................................................................       257,448,566        130,483,172
Shares issued to shareholders in reinvestment of distributions .........................         5,610,465          3,831,190
Shares redeemed ........................................................................      (255,572,331)      (126,284,396)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................         7,486,700          8,029,966
Shares outstanding at end of period ....................................................        50,467,229         42,980,529
Class B
Shares outstanding at beginning of period ..............................................            33,910             25,342
                                                                                           ---------------    ---------------
Shares sold ............................................................................            28,073              7,601
Shares issued to shareholders in reinvestment of distributions .........................             5,057              3,004
Shares redeemed ........................................................................           (13,221)            (2,037)
                                                                                           ---------------    ---------------
Net increase (decrease) in Portfolio shares ............................................            19,909              8,568
Shares outstanding at end of period ....................................................            53,819             33,910

    The accompanying notes are an integral part of the financial statements.


90 -- SCUDDER VARIABLE LIFE INVESTMENT FUND
      INTERNATIONAL PORTFOLIO

Financial Highlights
--------------------------------------------------------------------------------
International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class A (b)
-----------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                           2000      1999         1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $20.34    $14.56       $14.11    $13.25    $11.82
                                                                                 -------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                    .08       .12(e)       .13       .14       .12
Net realized and unrealized gain (loss) on investment transactions                (4.24)     7.17         2.29      1.04      1.60
                                                                                 -------------------------------------------------
  Total from investment operations                                                (4.16)     7.29         2.42      1.18      1.72
Less distributions from:
Net investment income                                                              (.09)     (.02)        (.26)     (.21)     (.29)
Net realized gains on investment transactions                                     (1.83)    (1.49)       (1.71)     (.11)       --
                                                                                 -------------------------------------------------
  Total distributions                                                             (1.92)    (1.51)       (1.97)     (.32)     (.29)
Net asset value, end of period                                                   $14.26    $20.34       $14.56    $14.11    $13.25
                                                                                 -------------------------------------------------
Total Return (%)                                                                 (21.70)    54.51        18.49      9.07     14.78

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              720       874          509       427       726
Ratio of expenses (%)                                                               .96      1.03         1.04      1.00      1.05
Ratio of net investment income (loss) (%)                                           .48       .76          .90       .94       .95
Portfolio turnover rate (%)                                                          79        86           71        61        33

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                           2000        1999           1998        1997(c)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  20.24    $  14.51       $  14.08    $  13.76
                                                                               ---------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                                    .04         .08(e)         .10        (.00)(d)
Net realized and unrealized gain (loss) on investment transactions                (4.22)       7.14           2.29         .32
                                                                               ---------------------------------------------------
  Total from investment operations                                                (4.18)       7.22           2.39         .32
Less distributions from:
Net investment income                                                              (.04)         --           (.25)         --
Net realized gains on investment transactions                                     (1.83)      (1.49)         (1.71)         --
                                                                               ---------------------------------------------------
  Total distributions                                                             (1.87)      (1.49)         (1.96)         --
Net asset value, end of period                                                 $  14.19    $  20.24       $  14.51    $  14.08
                                                                               ---------------------------------------------------
Total Return (%)                                                                 (21.89)      54.13          18.28        2.33**

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              .77         .69            .37         .35
Ratio of expenses (%)                                                              1.21        1.28           1.28        1.24*
Ratio of net investment income (loss) (%)                                           .23         .53            .69        (.00)(d)*
Portfolio turnover rate (%)                                                          79          86             71          61**

(a)   Based on monthly average shares outstanding during the period.
(b)   On May 8, 1997, existing shares were designated as Class A shares.
(c) For the period May 8, 1997 (commencement of sales of Class B shares) to December 31, 1997.
(d)   Amount shown is less than one half of $.005.
(e) Net investment income per share includes non-recurring dividend income amounting to $.03 per share.
*     Annualized
**    Not annualized


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 91
                                                   INTERNATIONAL PORTFOLIO

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. Its shares are divided into nine separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Large Company Growth Portfolio, 21st Century Growth Portfolio (formerly Small Company Growth Portfolio), Global Discovery Portfolio and International Portfolio. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes of Shares of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. Class B shares are subject to a Rule 12b-1 fee under the 1940 Act, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Class B shares for certain Portfolios have not been funded, and thus are not shown in these financial statements.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee). Differences in class expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

Security Valuation. The Money Market Portfolio values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the


92 -- SCUDDER VARIABLE LIFE INVESTMENT FUND

--------------------------------------------------------------------------------

prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the International Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferrals, non-taxable distributions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 93

--------------------------------------------------------------------------------

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Original issue discounts are accreted for both tax and financial reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated among the Portfolios.

B. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 67% and 19%, respectively.

Bond Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 20%, 11%, 37% and 13%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 37%, 14% and 40%, respectively.

Growth and Income Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 23%, 38%, 13% and 12%, respectively. One Participating Insurance Company was owner of record of 96% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 16% and 55%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Large Company Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 12%, 77% and 11%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

21st Century Growth Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 16%, 51%, 16% and 10%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39%, 23% and 31%, respectively. One Participating Insurance Company was owner of record of 99% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 12%, 34% and 15%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 24% and 71%, respectively.

C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the "Advisor"), the Fund agrees to pay the Advisor a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global

94 -- SCUDDER VARIABLE LIFE INVESTMENT FUND

--------------------------------------------------------------------------------

Discovery Portfolio, .625% for the Large Company Growth Portfolio, .875% for the 21st Century Growth Portfolio, .475% for the first $500,000,000, .450% for the next $500,000,000, and .425% over $1,000,000,000 for the Capital Growth
Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the
International Portfolio, computed and accrued daily and payable monthly. The equivalent annual effective rate for the Capital Growth Portfolio and the International Portfolio was .46% and .82%, respectively. As manager of the assets of each Portfolio, the Advisor directs the investments of the Portfolios in accordance with their respective investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer and shareholder service agent of the Fund.

In accordance with the Master Distribution Plan, Scudder Investor Services, Inc. ("SIS"), a subsidiary of the Advisor, receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, SIS remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 2001, the Advisor has agreed to maintain the expenses for the Large Company Growth Portfolio and the 21st Century Growth Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolios' expenses are maintained at 1.25% and 1.50% of average daily net assets, respectively. Effective May 1, 2000 and until April 30, 2001, the Advisor has agreed to maintain the expenses for the Global Discovery Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolio's expenses are maintained at 1.25% of average daily net assets.

The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the year ended December 31, 2000 are detailed in each Portfolio's statement of operations.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Expense Off-Set Arrangements

The Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Large Company Growth Portfolio and 21st Century Growth Portfolio have entered into an arrangement with their custodian whereby credits as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expense. During the year ended December 31, 2000, the custodian fees were reduced as follows:

                                                                      Custody
                                                                     Credits ($)
--------------------------------------------------------------------------------
Money Market Portfolio ......................................           1,306
Bond Portfolio ..............................................           1,540
Balanced Portfolio ..........................................             674
Growth and Income Portfolio .................................             649
Capital Growth Portfolio ....................................           3,424
Large Company Growth Portfolio ..............................           3,577
21st Century Growth Portfolio ...............................          15,482


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 95

--------------------------------------------------------------------------------

F. Plan of Reorganization

On November 14, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Large Company Growth Portfolio and the Kemper Variable Series -- Kemper Growth Portfolio, pursuant to which Kemper Growth Portfolio would acquire all or substantially all of the assets and liabilities of the Large Company Growth Portfolio in exchange for shares of the Kemper Growth Portfolio. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Portfolio. A special meeting of the shareholders of the Portfolio to approve the Reorganization will be held on or about March 14, 2001.

As a result of the Reorganization, each shareholder of the Large Company Growth Portfolio will become a shareholder of the Kemper Growth Portfolio and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Kemper Growth Portfolio having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Portfolio as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Portfolio fail to approve the Reorganization, the Portfolio will continue to operate and the Portfolio's Trustees may resubmit the Plan for shareholder approval or consider other proposals.


96 -- SCUDDER VARIABLE LIFE INVESTMENT FUND

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine Portfolios (identified in Note A) of Scudder Variable Life Investment Fund (the "Fund") at December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 12, 2001


                                     SCUDDER VARIABLE LIFE INVESTMENT FUND -- 97

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio and International Portfolio paid distributions of $2.16, $0.21, $3.00, $0.35 and $1.49 per share, respectively, from net long-term capital gains during the year ended December 31, 2000, of which 100% represents 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio designate $7,540,000, $4,480,000, $119,495,000, $3,300,000 and $136,914,000, respectively, as capital gain dividends for the year ended December 31, 2000, of which 100% represents 20% rate gains.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 2000 which qualify for the dividends received deduction are as follows: Balanced Portfolio 28%, Growth and Income Portfolio 94%, Capital Growth Portfolio 100% and Global Discovery Portfolio 16%.

The International Portfolio paid foreign taxes of $1,309,749 and earned $3,893,617 of foreign source income during the year ended December 31, 2000. Pursuant to section 853 of the Internal Revenue Code, the International Portfolio designates $0.03 per share as foreign taxes paid and $0.08 per share as income earned from foreign sources for the year ended December 31, 2000.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


98 -- SCUDDER VARIABLE LIFE INVESTMENT FUND

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

     SCUDDER
INVESTMENTS (SM)
     [LOGO]

PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of [LOGO] Zurich Scudder Investments

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.